                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-10325

                            VANECK VECTORS ETF TRUST
               (Exact name of registrant as specified in charter)

                      666 Third Avenue, New York, NY 10017
              (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                      666 THIRD AVENUE, NEW YORK, NY 10017
                    (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 293-2000

Date of fiscal year end:  SEPTEMBER 30

Date of reporting period: SEPTEMBER 30, 2019

Item 1. Report to Shareholders

ANNUAL REPORT September 30, 2019

VANECK VECTORS®

Biotech ETF	BBH
Environmental Services ETF	EVX®
Gaming ETF	BJK®
Pharmaceutical ETF	PPH®
Retail ETF	RTH®
Semiconductor ETF	SMH®
Video Gaming and eSports ETF	ESPO®

800.826.2333	vaneck.com

Certain information contained in this report represents the opinion of the investment adviser which may change at any time. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue. The information contained herein regarding each index has been provided by the relevant index provider. Also, unless otherwise specifically noted, any discussion of the Funds’ holdings, the Funds’ performance, and the views of the investment adviser are as of September 30, 2019.

VANECK VECTORS ETFs

PRESIDENT’S LETTER

September 30, 2019 (unaudited)

Dear Shareholders:

The story for 2019 is simple and familiar. Slower economic growth has been combated by expansive monetary policy. The strategies in this report are designed to help you meet your investment needs in a variety of economic environments.

A comment on global growth: the two engines of the global economy, the U.S. and China, continue to move forward, albeit at a slower pace. The latest economic statistics from China are no cause for panic. China’s services sector is expanding robustly and manufacturing is struggling but not collapsing. My blog China’s Economic Growth: Continuing Despite Headlines, explains this in greater detail.

The biggest event in the markets this summer was the surge in bonds with negative interest rates in Europe. At the end of September, nearly $15 trillion worth of debt globally carried a negative yield.1 Despite moves by the European Central Bank to stimulate, not only is the European economy slowing down, but there are also concerns about just how effective central bank actions are. Looking forward, therefore, I think investors should assess their hedge against central bank uncertainty, including by considering their gold allocations. While high interest rate environments tend to be tough for gold (it does not pay any yield), against negative interest rates, gold and other hedges against central bank impotence should be strongly considered.

We encourage you to stay in touch with us through the videos, email subscriptions and research blogs available on our website, www.vaneck.com. I have started my own email subscription where I share interesting research—you can sign up on vaneck.com. Should you have any questions regarding fund performance, please contact us at 800.826.2333 or visit our website.

We sincerely thank you for investing in VanEck’s investment strategies. On the following pages, you will find performance discussions and financial statements for each of the funds for the fiscal year ended September 30, 2019. As always, we value your continued confidence in us and look forward to helping you meet your investment goals in the future.

Jan F. van Eck
Trustee and President
VanEck Vectors ETF Trust

October 16, 2019

Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, charges and expenses of the Funds carefully before investing. To obtain a prospectus and summary prospectus, which contain this and other information, call 800.826.2333 or visit vaneck.com. Please read the prospectus and summary prospectus carefully before investing.

[1]	Financial Times: September was the busiest month ever for corporate debt issuance, September 30, 2019, https://www.ft.com/content/eef8234c-e3c0-11e9-b112-9624ec9edc59
1

VANECK VECTORS ETFs

MANAGEMENT DISCUSSION

September 30, 2019 (unaudited)

Biotech

Biotech stocks had a disappointing year, with the Fund losing 12.84%. Starting the period at their highest in October 2018, they never fully recovered from low they hit on December 24, 2018 and declined slowly throughout most of the third quarter of 2019. In an article1 in early September, The Wall Street Journal noted that: “[s]hares are in a bear market despite a macro environment that should support valuations.”

According to research, not only have regulatory approvals slowed, but also, in 2018, the “composite success rates of clinical trials in all stages fell.”2 Against a figure of 59 in 2018, by the end of September 2019, the Food and Drug Administration in the U.S. had approved 28 new drugs. There have also been some noted failures in the clinical trials of drugs aimed at treating common conditions, for example, Alzheimer’s.3 In addition, despite some setbacks, U.S. President Donald Trump, appears still to be intent on trying to temper drug prices.4

Positive contributions to the Fund’s performance came mainly from three companies: Exact Sciences, Celgene and IQVIA Holdings (3.9%, 7.2% and 5.2% of Fund net assets respectively†). The companies that detracted most from performance were Sarepta Therapeutics, Biogen (2.4% and 5.1% of Fund net assets, respectively†) and Nektar Therapeutics (sold by Fund by period end†).

Environmental Services

The Fund returned 8.30% for the 12 month period under review, with environmental services companies, in general, performing strongly. As with so many other stocks, having hit a low in on December 24, 2018, environmental services stocks rose slowly but surely over the following months, to end the year up.

While large- and medium-cap stocks provided positive total returns, small-caps detracted a little from the total return of the Fund. Waste Management (10.0% of Fund net assets†), STERIS (9.9% of Fund net assets†) and Republic Services (10.0% of Fund net assets†) were the top three contributors to positive total returns. Tenneco (sold by Fund by period end†), Cantel Medical (3.2% of Fund net assets†) and Schnitzer Steel Industries (1.9% of Fund net assets†) detracted the most from performance.

Gaming

Gaming stocks had a volatile and disappointing year with the Fund posting a loss of 4.73% for the 12 month period. In the fourth quarter of 2018, gaming stocks took a switchback ride down to hit a low for the period on December 24, 2018. Thereafter, they essentially moved sideways in a similar manner, but never regained the levels at which they started the period or hit at the end of April 2019.

In Macau, China, the world’s biggest gaming hub, the improvement in the gaming industry’s fortunes over the final three months of 2018 was solid, with the greatest improvement in December. In each of these months, the gross revenue from “Games of Fortune” (as the Macau authorities describe them)5 was higher than that recorded in the same month in the prior year. In October, November and December 2018, they were 2.6%, 8.5% and 16.6%, respectively, higher than in the same months in 2017.6 Thereafter, when compared with those in 2018, monthly revenues through September 30, 2019 demonstrated variances ranging from -8.6% (August) to +5.9% (June). By the end of the third quarter, however, accumulated revenues in 2019 were down 1.7% versus the same period in 2018.7

In Nevada, the narrative for the last quarter of 2018 was also rosy, with the “gaming win”8 in each of the last three months of the year increasing incrementally year over year. Thereafter, however, the picture was not pretty. For each of the first five months of 2019, the gaming win was down year over year. Not until June, followed by both July and August, did it increase year over year.9

China (Hong Kong)-, Ireland- and U.S.-listed companies were the leading contributors to performance. Ten countries detracted from performance, with the Malaysia and companies listed in the U.K. detracting the most.

2

Pharmaceutical

Pharmaceutical stocks had a disappointing 12 months. By the end of the period, they had recovered little from the low they hit on December 24, 2018 and the Fund had lost 9.88%. In addition to underperforming the broad market, pharma companies have also underperformed their biotech peers. Facing opprobrium not only for the high cost of prescription drugs, the industry is also suffering from the fallout from the opioid scandal in the U.S. In a recent poll conducted by Gallup, the industry was “ranked last in favorability by Americans.10

While Zoetis, Merck and Astrazeneca (4.7%, 5.2% and 5.3% of Fund net assets, respectively†) were the three largest positive contributors to performance, Teva Pharmaceutical Industries (3.3% of Fund net assets†), Mylan (4.0% of Fund net assets†) and Endo International (sold by Fund by period end†) were the Fund’s three largest detractors.

Retail

The Fund returned 3.82% for the 12 month period under review. Retail sales (excluding automobiles, gasoline stations and restaurants) in the U.S. over the last three months of 2018 were distinctly mixed, rising (on an adjusted, month-on-month basis) in October and November, but falling in December. Having risen in January, they fell again in February. Thereafter, though, they rose consistently, month-on-month, through August 2019.11 In mid-August, however, National Retail Federation Chief Economist Jack Kleinhenz sounded a word of caution: “Trends remain strong, but August grew somewhat slower than July, which could reflect consumers’ concerns about the unpredictability of trade policy. It is too early to assess the impact of the new tariffs that took effect at the beginning of this month, but they do present downside risks to household spending.”12

While businesses involved in specialty, food & staples and multiline retailing contributed by far the most to the positive performance of the Fund, Internet and catalog companies, together with healthcare providers and services companies, detracted from performance.

Semiconductor

The Fund returned 14.09% for the 12 month period under review. 2018 was a good year for global semiconductor sales, hitting $468.8 billion, an increase of 13.7% over 2017.13 However, equally impressive was the fact that the number of semiconductors sold in 2018 topped one trillion, i.e., 1.004 trillion, the first time this has ever happened.14 Not quite as impressive, were sales during the first six months of 2019. While second quarter sales may have been better than those in the first quarter, by June 30, 2019, cumulative global sales were still 14.5% percent lower than they were through the same point in 2018.15 Sales in July, however, were $33.4 billion, 1.7% up on June, but 15.5% less than the July 2018 total of $39.5 billion.16

Large-capitalization stocks continued to be key drivers of the Fund’s returns. Lam Research, Intel and Xilinx (4.5%, 11.5% and 3.6% of Fund net assets, respectively†) were the three top contributing companies. NVIDIA (5.3% of Fund net assets†) detracted by far the most from the Fund’s performance, followed by Skyworks Solutions (1.9% of Fund net assets†) and Qorvo (0.9% of Fund net assets†).

Video Games and eSports

Video gaming and esports stocks provided solid returns since its launch on October 16, 2018, as the Fund returned 9.31%. Shortly after its launch, the U.S. stock market, led by the technology and communication sectors, fell on the news of trade disputes between the U.S. and China. However, after this late-year selloff, the Fund benefited from broadly positive sentiment surrounding the industry. Because it holds a global basket of stocks, concerns about international trade have had a heightened effect and have contributed to volatility both positively and negatively.

Leading contributing companies over the period from inception were Sea, BANDAI NAMCO Holdings and Tencent Holdings and (4.6%, 5.0% and 7.7% of the Fund’s net assets respectively†). Those companies detracting most from Fund performance since inception were: Activision Blizzard (6.9% of Fund net assets†), NVIDIA (7.7% of Fund net assets†) and Ubisoft Entertainment (3.8% of Fund net assets†).

3

VANECK VECTORS ETFs

MANAGEMENT DISCUSSION

September 30, 2019 (unaudited) (continued)

†	All Fund assets referenced are Total Net Assets as of September 30, 2019.

[1]	The Wall Street Journal: A Turn for the Worse for Biotech Stocks, September 5, 2019, https://www.wsj.com/articles/a-turn-for-the-worse-for-biotech-stocks-11567679401

[2]	Ibid.

[3]	Eisai, Inc.: Eisai And Biogen To Discontinue Phase III Clinical Studies Of BACE Inhibitor Elenbecestat In Early Alzheimer’s Disease, September 23, 2019, http://eisai.mediaroom.com/2019-09-13-Eisai-And-Biogen-To-Discontinue-Phase-III-Clinical-Studies-Of-BACE-Inhibitor-Elenbecestat-In-Early-Alzheimers-Disease

[4]	The New York Times: Trump’s Efforts to Rein In Drug Prices Face Setbacks, July 11, 2019, https://www.nytimes.com/2019/07/11/health/drug-prices-rebate-donald-trump.html

[5]	Gaming Inspection and Coordination Bureau, Macao SAR: Monthly Gross Revenue from Games of Fortune, http://www.dicj.gov.mo/web/en/information/DadosEstat_mensal/2018/index.html

[6]	Ibid.

[7]	Gaming Inspection and Coordination Bureau, Macao SAR: Monthly Gross Revenue from Games of Fortune, http://www.dicj.gov.mo/web/en/information/DadosEstat_mensal/2019/index.html

[8]	Or “gross revenue,” defined (in short) as: the total of all:

(a)	Cash received as winnings;

(b)	Cash received in payment for credit extended by a licensee to a patron for purposes of gaming; and

(c)	Compensation received for conducting any game, or any contest or tournament in conjunction with interactive gaming, in which the licensee is not party to a wager, less the total of all cash paid out as losses to patrons, those amounts paid to fund periodic payments and any other items made deductible as losses by NRS 463.3715. For the purposes of this section, cash or the value of noncash prizes awarded to patrons in a contest or tournament are not losses, except that losses in a contest or tournament conducted in conjunction with an inter-casino linked system may be deducted to the extent of the compensation received for the right to participate in that contest or tournament. For a full definition see Nevada Gaming Control Act, https://www.leg.state.nv.us/NRS/NRS-463.html#NRS463Sec0161

[9]	Nevada Gaming Control Board: Abbreviated Revenue Release, http://gaming.nv.gov/index.aspx?page=172

[10]	Business Insider: Americans hate big pharma more than they do the government (but they still really dislike the government), September 7, 2019, https://www.businessinsider.com/big-pharmacy-government-are-americas-top-hated-industries-2019-9

[11]	National Retail Federation: Retail Sales, https://nrf.com/insights/economy/retail-sales

[12]	National Retail Federation: August retail sales grew 4.1 percent over last year but new tariffs present ‘downside risk’, September 13, 2019, https://nrf.com/media-center/press-releases/august-retail-sales-grew-41-percent-over-last-year-new-tariffs-present

[13]	Semiconductor Industry Association: More Than 1 Trillion Semiconductors Sold Annually for the First Time Ever in 2018, February 14, 2019, https://www.semiconductors.org/more-than-1-trillion-semiconductors-sold-annually-for-the-first-time-ever-in-2018/

[14]	Ibid.

[15]	Semiconductor Industry Association: Mid-Year Global Semiconductor Sales Down 14.5 Compared to 2018, August 5, 2019, https://www.semiconductors.org/mid-year-global-semiconductor-sales-down-14-5-compared-to-2018/

[16]	Semiconductor Industry Association: Global Semiconductor Sales Decrease 15.5 Percent Year-to-Year in July, September 3, 2019, https://www.semiconductors.org/global-semiconductor-sales-decrease-15-5-percent-year-to-year-in-july/
4

VANECK VECTORS BIOTECH ETF

PERFORMANCE COMPARISON

September 30, 2019 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns

	Share Price	NAV	MVBBHTR[1]	Share Price	NAV	MVBBHTR[1]
One Year	(12.84)%	(12.84)%	(12.66)%	(12.84)%	(12.84)%	(12.66)%
Five Year	2.53%	2.54%	2.72%	13.28%	13.34%	14.34%
Life*	17.09%	17.09%	17.29%	241.31%	241.20%	245.93%
*	Commencement of Fund: 12/20/11; First Day of Secondary Market Trading: 12/21/11.
[1]	MVIS® US Listed Biotech 25 Index (MVBBHTR) is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of companies involved in the biotech industry. Biotechnology includes research (including research contractors), development as well as production, marketing and sales of drugs based on genetic analysis and diagnostic equipment (excluding pharmacies).

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price since inception. The result is compared with the Fund’s benchmark.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 12 for more information.

5

VANECK VECTORS ENVIRONMENTAL SERVICES ETF

PERFORMANCE COMPARISON

September 30, 2019 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns

	Share Price	NAV	AXENVTR[1]	Share Price	NAV	AXENVTR[1]
One Year	8.53%	8.30%	9.05%	8.53%	8.30%	9.05%
Five Year	11.13%	11.09%	11.67%	69.50%	69.20%	73.62%
Ten Year	11.13%	11.08%	11.69%	187.23%	185.95%	202.00%
[1]	NYSE Arca Environmental Services Index (AXENVTR) is a rules based, modified equal dollar weighted index intended to give investors a means of tracking the overall performance of the common stocks and depositary receipts of U.S. exchange-listed companies involved in environmental services. The Environmental Services Index is comprised of equity securities and depositary receipts of companies that engage in business involved in management, removal and storage of consumer waste and industrial byproducts and related environmental services, including waste collection, transfer and disposal services, recycling services, soil remediation, wastewater management and environmental consulting services.

Hypothetical Growth of $10,000 (Ten Year)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 years. The result is compared with the Fund’s benchmark.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 12 for more information.

6

VANECK VECTORS GAMING ETF

PERFORMANCE COMPARISON

September 30, 2019 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns

	Share Price	NAV	MVBJKTR[1]	Share Price	NAV	MVBJKTR[1]
One Year	(5.00)%	(4.73)%	(4.59)%	(5.00)%	(4.73)%	(4.59)%
Five Year	0.05%	0.13%	0.52%	0.24%	0.65%	2.62%
Ten Year	6.58%	6.63%	7.08%	89.11%	89.99%	98.26%
[1]	MVIS® Global Gaming Index (MVBJKTR) is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of companies involved in the casino and gaming industry. Gaming includes casinos and casino hotels, sports betting (including internet gambling and racetracks) and lottery services as well as gaming services, gaming technology and gaming equipment.

Index data prior to September 24, 2012 reflects that of the S-Network Global Gaming Index (WAGRT). Index history which includes periods prior to September 24, 2012 reflects a blend of the performance of WAGRT and MVBJKTR and is not intended for third party use.

Hypothetical Growth of $10,000 (Ten Year)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 years. The result is compared with the Fund’s benchmark.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 12 for more information.

7

VANECK VECTORS PHARMACEUTICAL ETF

PERFORMANCE COMPARISON

September 30, 2019 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns

	Share Price	NAV	MVPPHTR[1]	Share Price	NAV	MVPPHTR[1]
One Year	(9.77)%	(9.88)%	(10.02)%	(9.77)%	(9.88)%	(10.02)%
Five Year	(0.24)%	(0.25)%	(0.25)%	(1.20)%	(1.26)%	(1.26)%
Life*	8.49%	8.34%	8.29%	88.50%	86.48%	85.90%
*	Commencement of Fund: 12/20/11; First Day of Secondary Market Trading: 12/21/11.
[1]	MVIS® US Listed Pharmaceutical 25 Index (MVPPHTR) is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of companies involved in the pharmaceutical industry. Pharmaceuticals include companies engaged primarily in research (including research contractors) and development as well as production, marketing and sales of pharmaceuticals (excluding pharmacies).

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price since inception. The result is compared with the Fund’s benchmark.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 12 for more information.

8

VANECK VECTORS RETAIL ETF

PERFORMANCE COMPARISON

September 30, 2019 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns

	Share Price	NAV	MVRTHTR[1]	Share Price	NAV	MVRTHTR[1]
One Year	3.79%	3.82%	3.70%	3.79%	3.82%	3.70%
Five Year	14.51%	14.55%	14.40%	96.86%	97.22%	95.97%
Life*	17.15%	16.99%	16.81%	242.60%	238.97%	234.96%
*	Commencement of Fund: 12/20/11; First Day of Secondary Market Trading: 12/21/11.
[1]	MVIS® US Listed Retail 25 Index (MVRTHTR) is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of companies involved in the retail industry. Retail includes companies engaged primarily in retail distribution; wholesalers; online, direct mail and TV retailers; multi-line retailers; specialty retailers, such as apparel, automotive, computer and electronics, drug, home improvement and home furnishing retailers; and food and other staples retailers.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price since inception. The result is compared with the Fund’s benchmark.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 12 for more information.

9

VANECK VECTORS SEMICONDUCTOR ETF

PERFORMANCE COMPARISON

September 30, 2019 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns

	Share Price	NAV	MVSMHTR[1]	Share Price	NAV	MVSMHTR[1]
One Year	14.04%	14.09%	14.08%	14.04%	14.09%	14.08%
Five Year	20.19%	20.19%	20.18%	150.81%	150.80%	150.67%
Life*	21.07%	21.12%	21.05%	342.75%	344.01%	342.13%
*	Commencement of Fund: 12/20/11; First Day of Secondary Market Trading: 12/21/11.
[1]	MVIS® US Listed Semiconductor 25 Index (MVSMHTR) is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of companies involved in the semiconductor industry. Semiconductors include companies engaged primarily in the production of semiconductors and semiconductor equipment.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price since inception. The result is compared with the Fund’s benchmark.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 12 for more information.

10

VANECK VECTORS VIDEO GAMING AND ESPORTS ETF

PERFORMANCE COMPARISON

September 30, 2019 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns

	Share Price	NAV	MVESPOTR[1]	Share Price	NAV	MVESPOTR[1]
Life*	9.46%	9.31%	10.68%	9.46%	9.31%	10.68%
*	Commencement of Fund: 10/16/18; First Day of Secondary Market Trading: 10/17/18.
[1]	The MVIS® Global Video Gaming and eSports Index (MVESPOTR) is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of companies involved in video gaming and eSports.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price since inception. The result is compared with the Fund’s benchmark.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 12 for more information.

11

VANECK VECTORS ETF TRUST

ABOUT FUND PERFORMANCE

(unaudited)

The price used to calculate market return (Share Price) is determined by using the closing price listed on its primary listing exchange. Since the shares of each Fund did not trade in the secondary market until after each Fund’s commencement, for the period from commencement to the first day of secondary market trading in shares of each Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for each Fund reflects temporary waivers of expenses and/or fees. Had each Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of each Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund returns reflect reinvestment of dividends and capital gains distributions. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Shares may trade at a premium or discount to their NAV in the secondary market.

The net asset value (NAV) of each VanEck Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of each fund; it is calculated by taking the total assets of each fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAVs are not necessarily the same as each ETF’s intraday trading value. VanEck Vectors ETF investors should not expect to buy or sell fund shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Certain indices may take into account withholding taxes. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses. Past performance is no guarantee of future results.

The Biotech Index, Gaming Index, Pharmaceutical Index, Retail Index, Semiconductor Index and Global Video Gaming and eSports Index are published by MV Index Solutions GmbH (MVIS®), which is a wholly owned subsidiary of the Adviser, Van Eck Associates Corporation. The Environmental Services Index is published by ICE Data Indices, LLC (ICE Data).

MVIS and ICE Data are referred to herein as the “Index Providers.” The Index Providers do not sponsor, endorse, or promote the Funds and bear no liability with respect to the Funds or any security.

Premium/discount information regarding how often the closing trading price of the Shares of each Fund were above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund for each of the four previous calendar quarters and the immediately preceding five years (if applicable) can be found at www.vaneck.com.

12

VANECK VECTORS ETF TRUST

EXPLANATION OF EXPENSES

(unaudited)

Hypothetical $1,000 investment at beginning of period

As a shareholder of a Fund, you incur operating expenses, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2019 to September 30, 2019.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value April 1, 2019	Ending Account Value September 30, 2019	Annualized Expense Ratio During Period	Expenses Paid During the Period* April 1, 2019 – September 30, 2019
Biotech ETF
Actual	$1,000.00	$918.80	0.35%	$1.68
Hypothetical**	$1,000.00	$1,023.31	0.35%	$1.78
Environmental Services ETF
Actual	$1,000.00	$1,077.10	0.55%	$2.86
Hypothetical**	$1,000.00	$1,022.31	0.55%	$2.79
Gaming ETF
Actual	$1,000.00	$997.40	0.66%	$3.30
Hypothetical**	$1,000.00	$1,021.76	0.66%	$3.35
Pharmaceutical ETF
Actual	$1,000.00	$948.30	0.36%	$1.76
Hypothetical**	$1,000.00	$1,023.26	0.36%	$1.83
Retail ETF
Actual	$1,000.00	$1,091.80	0.35%	$1.84
Hypothetical**	$1,000.00	$1,023.31	0.35%	$1.78
Semiconductor ETF
Actual	$1,000.00	$1,120.40	0.35%	$1.86
Hypothetical**	$1,000.00	$1,023.31	0.35%	$1.78
Video Gaming and eSports ETF
Actual	$1,000.00	$1,067.40	0.55%	$2.85
Hypothetical**	$1,000.00	$1,022.31	0.55%	$2.79
*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended September 30, 2019) multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of days in the fiscal year (to reflect the one-half year period).
**	Assumes annual return of 5% before expenses
13

VANECK VECTORS BIOTECH ETF

SCHEDULE OF INVESTMENTS

September 30, 2019

Number of Shares		Value

COMMON STOCKS: 100.0%
China / Hong Kong: 2.7%
70,612	BeiGene Ltd. (ADR) *	$8,647,145
Netherlands: 3.5%
334,849	QIAGEN NV (USD) *	11,039,971
Spain: 2.6%
421,671	Grifols SA (ADR)	8,450,287
United States: 91.2%
136,402	Alexion Pharmaceuticals, Inc. *	13,359,212
100,428	Allergan Plc	16,901,028
111,041	Alnylam Pharmaceuticals, Inc. *	8,929,917
176,715	Amgen, Inc.	34,196,120
69,946	Biogen Idec, Inc. *	16,284,828
179,194	BioMarin Pharmaceutical, Inc. *	12,077,676
21,225	Bluebird Bio, Inc. * †	1,948,879
230,544	Celgene Corp. *	22,893,019
74,976	Charles River Laboratories International, Inc. *	9,924,573
136,778	Exact Sciences Corp. *	12,360,628
368,342	Gilead Sciences, Inc.	23,345,516
87,471	Guardant Health, Inc. *	5,583,274
56,979	Illumina, Inc. *	17,334,151
189,272	Incyte Corp. *	14,049,661
105,218	Ionis Pharmaceuticals, Inc. * †	6,303,610
109,862	IQVIA Holdings, Inc. *	16,411,186
103,752	Neurocrine Biosciences, Inc. *	9,349,093
52,427	Regeneron Pharmaceuticals, Inc. *	14,543,250
101,352	Sarepta Therapeutics, Inc. *	7,633,833
78,277	Seattle Genetics, Inc. *	6,684,856
48,836	United Therapeutics Corp. *	3,894,671
95,341	Vertex Pharmaceuticals, Inc. *	16,152,672
		290,161,653
Total Common Stocks (Cost: $384,998,292)		318,299,056
MONEY MARKET FUND: 0.0% (Cost: $216,854)
216,854	Dreyfus Government Cash Management Fund — Institutional Shares	216,854
Total Investments Before Collateral for Securities Loaned: 100.0% (Cost: $385,215,146)		318,515,910
Principal Amount		Value

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES ON LOAN: 1.0%
Repurchase Agreements: 1.0%
$119,905	Repurchase agreement dated 9/30/19 with BofA Securities, Inc., 2.30%, due 10/1/19, proceeds $119,913; (collateralized by various U.S. government and agency obligations, 1.13% to 2.25%, due 8/31/21 to 11/15/27, valued at $122,303 including accrued interest)	$119,905
1,000,000	Repurchase agreement dated 9/30/19 with Citigroup Global Markets, Inc., 2.32%, due 10/1/19, proceeds $1,000,064; (collateralized by various U.S. government and agency obligations, 2.50% to 9.00%, due 6/1/24 to 10/1/49, valued at $1,020,000 including accrued interest)	1,000,000
1,000,000	Repurchase agreement dated 9/30/19 with Daiwa Capital Markets America, Inc., 2.37%, due 10/1/19, proceeds $1,000,066; (collateralized by various U.S. government and agency obligations, 0.00% to 6.50%, due 11/21/19 to 10/1/49, valued at $1,020,000 including accrued interest)	1,000,000
1,000,000	Repurchase agreement dated 9/30/19 with J.P. Morgan Securities LLC, 2.35%, due 10/1/19, proceeds $1,000,065; (collateralized by various U.S. government and agency obligations, 2.75% to 2.88%, due 5/31/23 to 10/31/23, valued at $1,020,000 including accrued interest)	1,000,000
Total Short-Term Investments Held as Collateral for Securities on Loan (Cost: $3,119,905)		3,119,905
Total Investments: 101.0% (Cost: $388,335,051)		321,635,815
Liabilities in excess of other assets: (1.0)%		(3,336,728)
NET ASSETS: 100.0%		$318,299,087

See Notes to Financial Statements

14

Definitions:

ADR	American Depositary Receipt
USD	United States Dollar

Footnotes:

*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $3,048,816.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Biotechnology	55.8%	$177,481,481
Health Care	32.2	102,518,880
Life Sciences Tools & Services	12.0	38,298,695
Money Market Fund	0.0	216,854
	100.0%	$318,515,910

The summary of inputs used to value the Fund’s investments as of September 30, 2019 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks*	$318,299,056	$—	$—	$318,299,056
Money Market Fund	216,854	—	—	216,854
Repurchase Agreements	—	3,119,905	—	3,119,905
Total	$318,515,910	$3,119,905	$—	$321,635,815

*	See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

15

VANECK VECTORS ENVIRONMENTAL SERVICES ETF

SCHEDULE OF INVESTMENTS

September 30, 2019

Number of Shares		Value

COMMON STOCKS: 100.0%
Canada: 1.8%
52,096	Loop Industries, Inc. (USD) * †	$667,871
Denmark: 2.0%
92,322	LiqTech International, Inc. (USD) * †	729,344
United States: 96.2%
33,533	ABM Industries, Inc.	1,217,918
37,345	Advanced Disposal Services, Inc. *	1,216,327
51,617	Advanced Emissions Solutions, Inc. †	765,996
15,405	Cantel Medical Corp.	1,152,294
27,502	Casella Waste Systems, Inc. *	1,180,936
15,890	Clean Harbors, Inc. *	1,226,708
69,224	Covanta Holding Corp.	1,196,883
62,337	Darling International, Inc. *	1,192,507
23,540	Donaldson Company, Inc.	1,225,963
74,713	Evoqua Water Technologies Corp. *	1,271,615
28,237	Heritage-Crystal Clean, Inc. *	748,280
154,851	Newpark Resources, Inc. *	1,179,965
42,144	Republic Services, Inc.	3,647,563
33,380	Schnitzer Steel Industries, Inc.	689,631
24,986	Stericycle, Inc. * †	1,272,537
25,081	STERIS Plc	3,623,954
17,277	Tennant Co.	1,221,484
97,091	Tenneco, Inc.	1,215,579
14,660	Tetra Tech, Inc.	1,271,902
19,137	US Ecology, Inc. †	1,223,620
40,096	Waste Connections, Inc.	3,688,832
31,866	Waste Management, Inc.	3,664,590
		35,095,084
Total Common Stocks (Cost: $34,016,883)		36,492,299

Principal Amount
SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES ON LOAN: 11.3%
Repurchase Agreements: 11.3%
$113,409	Repurchase agreement dated 9/30/19 with BofA Securities, Inc., 2.30%, due 10/1/19, proceeds $113,416; (collateralized by various U.S. government and agency obligations, 1.13% to 2.25%, due 8/31/21 to 11/15/27, valued at $115,677 including accrued interest)	113,409
Principal Amount		Value

Repurchase Agreements: (continued)
$1,000,000	Repurchase agreement dated 9/30/19 with Citigroup Global Markets, Inc., 2.32%, due 10/1/19, proceeds $1,000,064; (collateralized by various U.S. government and agency obligations, 2.50% to 9.00%, due 6/1/24 to 10/1/49, valued at $1,020,000 including accrued interest)	$1,000,000
1,000,000	Repurchase agreement dated 9/30/19 with Daiwa Capital Markets America, Inc., 2.37%, due 10/1/19, proceeds $1,000,066; (collateralized by various U.S. government and agency obligations, 0.00% to 6.50%, due 11/21/19 to 10/1/49, valued at $1,020,000 including accrued interest)	1,000,000
1,000,000	Repurchase agreement dated 9/30/19 with J.P. Morgan Securities LLC, 2.35%, due 10/1/19, proceeds $1,000,065; (collateralized by various U.S. government and agency obligations, 2.75% to 2.88%, due 5/31/23 to 10/31/23, valued at $1,020,000 including accrued interest)	1,000,000
1,000,000	Repurchase agreement dated 9/30/19 with Nomura Securities International, Inc., 2.40%, due 10/1/19, proceeds $1,000,067; (collateralized by various U.S. government and agency obligations, 2.53% to 7.00%, due 12/1/20 to 2/1/52, valued at $1,020,000 including accrued interest)	1,000,000
Total Short-Term Investments Held as Collateral for Securities on Loan (Cost: $4,113,409)		4,113,409
Total Investments: 111.3% (Cost: $38,130,292)		40,605,708
Liabilities in excess of other assets: (11.3)%		(4,117,118)
NET ASSETS: 100.0%		$36,488,590

Definitions:

USD	United States Dollar

Footnotes:

*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $4,084,530.

See Notes to Financial Statements

16

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Consumer Discretionary	3.3%	$1,215,579
Consumer Staples	3.3	1,192,507
Energy	3.2	1,179,965
Health Care	13.1	4,776,248
Industrials	71.3	26,004,502
Materials	5.8	2,123,498
	100.0%	$36,492,299

The summary of inputs used to value the Fund’s investments as of September 30, 2019 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks*	$36,492,299	$—	$—	$36,492,299
Repurchase Agreements	—	4,113,409	—	4,113,409
Total	$36,492,299	$4,113,409	$—	$40,605,708

*	See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

17

VANECK VECTORS GAMING ETF

SCHEDULE OF INVESTMENTS

September 30, 2019

Number of Shares		Value

COMMON STOCKS: 100.1%
Australia: 12.9%
77,585	Aristocrat Leisure Ltd. #	$1,602,889
38,982	Crown Ltd. #	316,873
108,633	Star Entertainment Group Ltd. #	319,683
252,419	TABCORP Holdings Ltd. #	825,617
		3,065,062
Cambodia: 1.8%
272,000	Nagacorp Ltd. #	425,338
Canada: 2.2%
5,039	Great Canadian Gaming Corp. *	157,336
25,082	Stars Group, Inc. (USD) * †	375,728
		533,064
China / Hong Kong: 21.5%
287,240	Galaxy Entertainment Group Ltd. #	1,780,423
35,334	Melco Crown Entertainment Ltd. (ADR)	685,833
70,000	Melco International Development Ltd. #	166,259
137,700	MGM China Holdings Ltd. #	214,354
350,800	Sands China Ltd. #	1,584,808
345,000	SJM Holdings Ltd. #	327,583
179,600	Wynn Macau Ltd. #	349,906
		5,109,166
Greece: 1.5%
35,443	OPAP SA #	364,684
Ireland: 4.3%
10,806	Paddy Power Betfair Plc	1,010,313
Japan: 3.7%
9,200	Heiwa Corp. #	189,850
8,279	Sankyo Co. Ltd. #	285,024
28,000	Sega Sammy Holdings, Inc. #	392,971
		867,845
Malaysia: 3.7%
367,300	Genting Bhd #	503,759
517,598	Genting Malaysia Bhd #	375,024
		878,783
Malta: 0.6%
24,224	Kindred Group Plc (SDR) #	141,557
New Zealand: 0.7%
63,940	Sky City Entertainment Group Ltd. #	160,769
Singapore: 2.5%
932,100	Genting Singapore Ltd. #	593,150
South Korea: 2.1%
15,131	Kangwon Land, Inc. #	373,631
8,377	Paradise Co. Ltd. #	129,536
		503,167
Sweden: 1.2%
14,936	Evolution Gaming Group AB Reg S 144A #	293,874
Number of Shares		Value

United Kingdom: 4.3%
65,085	GVC Holdings Plc #	$595,842
36,327	Playtech Ltd. #	190,764
106,396	William Hill Plc #	245,956
		1,032,562
United States: 37.1%
9,871	Boyd Gaming Corp.	236,410
59,083	Caesars Entertainment Corp. *	688,908
4,478	Churchill Downs, Inc.	552,831
7,163	Eldorado Resorts, Inc. *	285,589
23,305	Gaming and Leisure Properties, Inc.	891,183
16,476	International Game Technology Plc	234,124
33,127	Las Vegas Sands Corp.	1,913,415
9,921	MGM Growth Properties LLC	298,126
51,247	MGM Resorts International	1,420,567
12,578	Penn National Gaming, Inc. *	234,265
47,012	VICI Properties, Inc.	1,064,822
9,381	Wynn Resorts Ltd.	1,019,902
		8,840,142
Total Common Stocks (Cost: $28,785,477)		23,819,476
MONEY MARKET FUND: 0.1% (Cost: $21,082)
21,082	Dreyfus Government Cash Management Fund — Institutional Shares	21,082
Total Investments Before Collateral for Securities Loaned: 100.2% (Cost: $28,806,559)		23,840,558

Principal Amount
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 1.5% (Cost: $366,338)
Repurchase Agreement: 1.5%
$366,338	Repurchase agreement dated 9/30/19 with Nomura Securities International, Inc., 2.35%, due 10/1/19, proceeds $366,362; (collateralized by various U.S. government and agency obligations, 0.00% to 2.88%, due 5/15/20 to 5/15/49, valued at $373,665 including accrued interest)	366,338
Total Investments: 101.7% (Cost: $29,172,897)		24,206,896
Liabilities in excess of other assets: (1.7)%		(407,784)
NET ASSETS: 100.0%		$23,799,112

See Notes to Financial Statements

18

Definitions:

ADR	American Depositary Receipt
SDR	Swedish Depositary Receipt
USD	United States Dollar

Footnotes:

*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $353,528.
#	Security has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $12,750,124 which represents 53.6% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $293,874, or 1.2% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Consumer Discretionary	90.5%	$21,565,345
Real Estate	9.4	2,254,131
Money Market Fund	0.1	21,082
	100.0%	$23,840,558

The summary of inputs used to value the Fund’s investments as of September 30, 2019 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Australia	$—	$3,065,062	$—	$3,065,062
Cambodia	—	425,338	—	425,338
Canada	533,064	—	—	533,064
China / Hong Kong	685,833	4,423,333	—	5,109,166
Greece	—	364,684	—	364,684
Ireland	1,010,313	—	—	1,010,313
Japan	—	867,845	—	867,845
Malaysia	—	878,783	—	878,783
Malta	—	141,557	—	141,557
New Zealand	—	160,769	—	160,769
Singapore	—	593,150	—	593,150
South Korea	—	503,167	—	503,167
Sweden	—	293,874	—	293,874
United Kingdom	—	1,032,562	—	1,032,562
United States	8,840,142	—	—	8,840,142
Money Market Fund	21,082	—	—	21,082
Repurchase Agreement	—	366,338	—	366,338
Total	$11,090,434	$13,116,462	$—	$24,206,896

See Notes to Financial Statements

19

VANECK VECTORS PHARMACEUTICAL ETF

SCHEDULE OF INVESTMENTS

September 30, 2019

Number of Shares		Value

COMMON STOCKS: 99.7%
Denmark: 5.2%
141,833	Novo-Nordisk AS (ADR)	$7,332,766
France: 5.4%
165,650	Sanofi SA (ADR)	7,674,565
Ireland: 7.6%
232,322	Amarin Corp. Plc (ADR) * †	3,522,002
33,014	Jazz Pharmaceuticals Plc (USD) *	4,230,414
52,887	Perrigo Co. Plc (USD)	2,955,855
		10,708,271
Israel: 3.3%
677,300	Teva Pharmaceutical Industries Ltd. (ADR) *	4,659,824
Japan: 4.5%
372,972	Takeda Pharmaceutical Co. Ltd. (ADR) †	6,415,118
Switzerland: 5.0%
81,129	Novartis AG (ADR)	7,050,110
United Kingdom: 12.0%
167,302	AstraZeneca Plc (ADR)	7,456,650
176,649	GlaxoSmithKline Plc (ADR)	7,539,379
18,038	GW Pharmaceuticals Plc (ADR) *	2,074,911
		17,070,940
United States: 56.7%
103,767	AbbVie, Inc.	7,857,237
73,922	AmerisourceBergen Corp.	6,085,998
232,699	Bausch Health Cos, Inc. *	5,084,473
131,798	Bristol-Myers Squibb Co.	6,683,477
52,396	Catalent, Inc. *	2,497,193
170,088	Elanco Animal Health, Inc. *	4,522,640
64,560	Eli Lilly & Co.	7,219,745
54,972	Johnson & Johnson	7,112,277
43,694	McKesson Corp.	5,971,222
86,960	Merck and Co., Inc.	7,320,293
285,373	Mylan NV *	5,644,678
39,287	Patterson Companies, Inc. †	700,094
192,749	Pfizer, Inc.	6,925,472
53,768	Zoetis, Inc.	6,698,955
		80,323,754
Total Common Stocks (Cost: $189,552,225)		141,235,348
MONEY MARKET FUND: 0.2% (Cost: $191,286)
191,286	Dreyfus Government Cash Management Fund – Institutional Shares	191,286
Total Investments Before Collateral for Securities Loaned: 99.9% (Cost: $189,743,511)		141,426,634
Principal Amount		Value

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES ON LOAN: 5.8%
Repurchase Agreements: 5.8%
$412,120	Repurchase agreement dated 9/30/19 with BofA Securities, Inc., 2.30%, due 10/1/19, proceeds $412,146; (collateralized by various U.S. government and agency obligations, 1.13% to 2.25%, due 8/31/21 to 11/15/27, valued at $420,362 including accrued interest)	$412,120
1,958,902	Repurchase agreement dated 9/30/19 with Citigroup Global Markets, Inc., 2.32%, due 10/1/19, proceeds $1,959,028; (collateralized by various U.S. government and agency obligations, 2.50% to 9.00%, due 6/1/24 to 10/1/49, valued at $1,998,081 including accrued interest)	1,958,902
1,958,902	Repurchase agreement dated 9/30/19 with Daiwa Capital Markets America, Inc., 2.37%, due 10/1/19, proceeds $1,959,031; (collateralized by various U.S. government and agency obligations, 0.00% to 6.50%, due 11/21/19 to 10/1/49, valued at $1,998,080 including accrued interest)	1,958,902
1,958,902	Repurchase agreement dated 9/30/19 with Deutsche Bank Securities, Inc., 2.40%, due 10/1/19, proceeds $1,959,033; (collateralized by various U.S. government and agency obligations, 1.88% to 2.75%, due 9/30/20 to 9/30/22, valued at $1,998,080 including accrued interest)	1,958,902
1,958,902	Repurchase agreement dated 9/30/19 with J.P. Morgan Securities LLC, 2.35%, due 10/1/19, proceeds $1,959,030; (collateralized by various U.S. government and agency obligations, 2.75% to 2.88%, due 5/31/23 to 10/31/23, valued at $1,998,080 including accrued interest)	1,958,902
Total Short-Term Investments Held as Collateral for Securities on Loan (Cost: $8,247,728)		8,247,728
Total Investments: 105.7% (Cost: $197,991,239)		149,674,362
Liabilities in excess of other assets: (5.7)%		(8,013,937)
NET ASSETS: 100.0%		$141,660,425

See Notes to Financial Statements

20

Definitions:

ADR	American Depositary Receipt
USD	United States Dollar

Footnotes:

*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $8,007,761.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Health Care	33.1%	$46,748,743
Pharmaceuticals	66.8	94,486,605
Money Market Fund	0.1	191,286
	100.0%	$141,426,634

The summary of inputs used to value the Fund’s investments as of September 30, 2019 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks*	$141,235,348	$—	$—	$141,235,348
Money Market Fund	191,286	—	—	191,286
Repurchase Agreements	—	8,247,728	—	8,247,728
Total	$141,426,634	$8,247,728	$—	$149,674,362

*	See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

21

VANECK VECTORS RETAIL ETF

SCHEDULE OF INVESTMENTS

September 30, 2019

Number of Shares		Value

COMMON STOCKS: 100.1%
China / Hong Kong: 2.4%
60,975	JD.com, Inc. (ADR) *	$1,720,105
United States: 97.7%
7,972	Amazon.com, Inc. *	13,838,674
10,729	AmerisourceBergen Corp.	883,319
1,499	AutoZone, Inc. *	1,625,845
14,035	Best Buy Co., Inc.	968,275
19,259	Cardinal Health, Inc.	908,832
12,499	Costco Wholesale Corp.	3,601,087
51,101	CVS Caremark Corp.	3,222,940
16,606	Dollar General Corp.	2,639,358
12,394	Dollar Tree, Inc. *	1,414,899
34,327	Home Depot, Inc.	7,964,550
10,001	Kohl’s Corp.	496,650
59,271	Kroger Co.	1,528,006
14,718	L Brands, Inc.	288,326
32,014	Lowe’s Cos, Inc.	3,520,259
19,955	MACY’S, Inc.	310,101
13,397	McKesson Corp.	1,830,834
5,677	O’Reilly Automotive, Inc. *	2,262,341
23,051	Ross Stores, Inc.	2,532,152
38,526	Sysco Corp.	3,058,964
30,008	Target Corp.	3,208,155
23,947	The Gap, Inc. †	415,720
57,671	TJX Cos., Inc.	3,214,582
55,187	Walgreens Boots Alliance, Inc.	3,052,393
56,426	Wal-Mart Stores, Inc.	6,696,638
		69,482,900
Total Common Stocks (Cost: $75,986,072)		71,203,005
Principal Amount		Value

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 0.5% (Cost: $373,928)
Repurchase Agreement: 0.5%
$373,928	Repurchase agreement dated 9/30/19 with Nomura Securities International, Inc., 2.35%, due 10/1/19, proceeds $373,952; (collateralized by various U.S. government and agency obligations, 0.00% to 2.88%, due 5/15/20 to 5/15/49, valued at $381,407 including accrued interest)	$373,928
Total Investments: 100.6% (Cost: $76,360,000)		71,576,933
Liabilities in excess of other assets: (0.6)%		(420,846)
NET ASSETS: 100.0%		$71,156,087

Definitions:

ADR	American Depositary Receipt

Footnotes:

*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $365,081.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Consumer Discretionary	65.2%	$46,419,992
Consumer Staples	25.2	17,937,088
Health Care	9.6	6,845,925
	100.0%	$71,203,005

The summary of inputs used to value the Fund’s investments as of September 30, 2019 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks*	$71,203,005	$—	$—	$71,203,005
Repurchase Agreement	—	373,928	—	373,928
Total	$71,203,005	$373,928	$—	$71,576,933

*	See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

22

VANECK VECTORS SEMICONDUCTOR ETF

SCHEDULE OF INVESTMENTS

September 30, 2019

Number of Shares		Value

COMMON STOCKS: 100.0%
Netherlands: 9.8%
283,958	ASML Holding NV (USD)	$70,540,846
569,764	NXP Semiconductors NV (USD)	62,172,648
		132,713,494
Switzerland: 2.0%
1,428,584	STMicroelectronics NV (USD) †	27,628,815
Taiwan: 12.9%
3,787,948	Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	176,063,823
United States: 75.3%
2,080,201	Advanced Micro Devices, Inc. *	60,305,027
544,816	Analog Devices, Inc.	60,872,292
1,215,605	Applied Materials, Inc.	60,658,690
233,680	Broadcom, Inc.	64,512,038
467,129	Cadence Design Systems, Inc. *	30,867,884
3,040,780	Intel Corp.	156,691,393
265,576	KLA-Tencor Corp.	42,346,093
262,595	Lam Research Corp.	60,688,331
912,966	Marvell Technology Group Ltd.	22,796,761
452,309	Maxim Integrated Products, Inc.	26,193,214
361,364	Microchip Technology, Inc.	33,574,329
1,241,629	Micron Technology, Inc. *	53,203,803
418,016	NVIDIA Corp.	72,764,045
704,870	ON Semiconductor Corp. *	13,540,553
158,287	Qorvo, Inc. *	11,735,398
871,597	Qualcomm, Inc.	66,485,419
324,768	Skyworks Solutions, Inc.	25,737,864
291,844	Teradyne, Inc.	16,900,686
640,872	Texas Instruments, Inc.	82,826,297
78,549	Universal Display Corp.	13,188,377
502,928	Xilinx, Inc.	48,230,795
		1,024,119,289
Total Common Stocks (Cost: $1,453,164,570)		1,360,525,421
MONEY MARKET FUND: 0.0% (Cost: $16,490)
16,490	Dreyfus Government Cash Management Fund – Institutional Shares	16,490
Total Investments Before Collateral for Securities Loaned: 100.0% (Cost: $1,453,181,060)		1,360,541,911
Principal Amount		Value

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES ON LOAN: 1.4%
Repurchase Agreements: 1.4%
$4,414,392	Repurchase agreement dated 9/30/19 with BofA Securities, Inc., 2.32%, due 10/1/19, proceeds $4,414,676; (collateralized by various U.S. government and agency obligations, 2.00% to 5.00%, due 4/1/24 to 10/1/49, valued at $4,502,680 including accrued interest)	$4,414,392
4,414,392	Repurchase agreement dated 9/30/19 with Citigroup Global Markets, Inc., 2.32%, due 10/1/19, proceeds $4,414,676; (collateralized by various U.S. government and agency obligations, 2.50% to 9.00%, due 6/1/24 to 10/1/49, valued at $4,502,682 including accrued interest)	4,414,392
4,414,392	Repurchase agreement dated 9/30/19 with Daiwa Capital Markets America, Inc., 2.37%, due 10/1/19, proceeds $4,414,683; (collateralized by various U.S. government and agency obligations, 0.00% to 6.50%, due 11/21/19 to 10/1/49, valued at $4,502,680 including accrued interest)	4,414,392
926,354	Repurchase agreement dated 9/30/19 with HSBC Securities USA, Inc., 2.35%, due 10/1/19, proceeds $926,414; (collateralized by various U.S. government and agency obligations, 0.00% to 2.88%, due 8/31/20 to 9/9/49, valued at $944,881 including accrued interest)	926,354
4,414,392	Repurchase agreement dated 9/30/19 with J.P. Morgan Securities LLC, 2.35%, due 10/1/19, proceeds $4,414,680; (collateralized by various U.S. government and agency obligations, 2.75% to 2.88%, due 5/31/23 to 10/31/23, valued at $4,502,680 including accrued interest)	4,414,392
Total Short-Term Investments Held as Collateral for Securities on Loan (Cost: $18,583,922)		18,583,922
Total Investments: 101.4% (Cost: $1,471,764,982)		1,379,125,833
Liabilities in excess of other assets: (1.4)%		(18,389,251)
NET ASSETS: 100.0%		$1,360,736,582

See Notes to Financial Statements

23

VANECK VECTORS SEMICONDUCTOR ETF

SCHEDULE OF INVESTMENTS

(continued)

Definitions:

ADR	American Depositary Receipt
USD	United States Dollar

Footnotes:

*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $18,395,783.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Information Technology	15.8%	$214,417,931
Semiconductor Equipment	18.4	251,134,646
Semiconductors	65.8	894,972,844
Money Market Fund	0.0	16,490
	100.0%	$1,360,541,911

The summary of inputs used to value the Fund’s investments as of September 30, 2019 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks*	$1,360,525,421	$—	$—	$1,360,525,421
Money Market Fund	16,490	—	—	16,490
Repurchase Agreements	—	18,583,922	—	18,583,922
Total	$1,360,541,911	$18,583,922	$—	$1,379,125,833

*	See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

24

VANECK VECTORS VIDEO GAMING AND ESPORTS ETF

SCHEDULE OF INVESTMENTS

September 30, 2019

Number of Shares		Value

COMMON STOCKS: 99.9%
China / Hong Kong: 15.8%
45,972	Bilibili, Inc. (ADR) * †	$649,125
279,000	Kingsoft Corp. Ltd. * #	591,657
7,165	NetEase, Inc. (ADR)	1,907,180
71,600	Tencent Holdings Ltd. #	2,994,230
		6,142,192
France: 3.8%
20,647	Ubisoft Entertainment SA * #	1,488,796
Japan: 26.9%
30,900	Bandai Namco Holdings, Inc. #	1,927,741
31,300	Capcom Co. Ltd. #	833,454
34,800	Dena Co. Ltd. #	615,512
18,960	GungHo Online Entertainment, Inc. #	431,485
29,700	Konami Holdings Corp. #	1,439,441
129,200	Nexon Co. Ltd. * #	1,570,529
6,700	Nintendo Co. Ltd. #	2,496,880
23,400	Square Enix Holdings Co. Ltd. #	1,138,087
		10,453,129
Korea: 7.5%
3,843	NCsoft Corp. #	1,673,449
10,231	Netmarble Corp. Reg S 144A * #	807,033
2,694	Pearl Abyss Corp. * #	445,817
		2,926,299
Poland: 3.7%
23,325	CD Project SA #	1,419,535
Singapore: 4.6%
57,016	Sea Ltd. (ADR) *	1,764,645
Taiwan: 2.4%
316,000	Micro-Star International Co. Ltd. #	918,666
United States: 35.2%
50,363	Activision Blizzard, Inc.	2,665,210
79,649	Advanced Micro Devices, Inc. *	2,309,025
21,923	Electronic Arts, Inc. *	2,144,508
17,146	NVIDIA Corp.	2,984,604
14,498	Take-Two Interactive Software, Inc. *	1,817,179
299,671	Zynga, Inc. *	1,744,085
		13,664,611
Total Common Stocks (Cost: $35,900,228)		38,777,873
MONEY MARKET FUND: 0.1% (Cost: $34,966)
34,966	Dreyfus Government Cash Management Fund – Institutional Shares	34,966
Total Investments Before Collateral for Securities Loaned: 100.0% (Cost: $35,935,194)		38,812,839
Principal Amount		Value

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 0.2% (Cost: $64,853)
Repurchase Agreement: 0.2%
$64,853	Repurchase agreement dated 9/30/19 with BofA Securities, Inc., 2.30%, due 10/1/19, proceeds $64,857; (collateralized by various U.S. government and agency obligations, 1.13% to 2.25%, due 8/31/21 to 11/15/27, valued at $66,150 including accrued interest)	$64,853
Total Investments: 100.2% (Cost: $36,000,047)		38,877,692
Liabilities in excess of other assets: (0.2)%		(74,482)
NET ASSETS: 100.0%		$38,803,210

See Notes to Financial Statements

25

VANECK VECTORS VIDEO GAMING AND ESPORTS ETF

SCHEDULE OF INVESTMENTS

(continued)

Definitions:

ADR	American Depositary Receipt

Footnotes:
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $59,685.
#	Security has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $20,792,312 which represents 53.6% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $807,033, or 2.1% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Communication Services	77.4%	$30,046,180
Consumer Discretionary	5.0	1,927,741
Information Technology	17.5	6,803,952
Money Market Fund	0.1	34,966
	100.0%	$38,812,839

The summary of inputs used to value the Fund’s investments as of September 30, 2019 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
China / Hong Kong	$2,556,305	$3,585,887	$—	$6,142,192
France	—	1,488,796	—	1,488,796
Japan	—	10,453,129	—	10,453,129
Korea	—	2,926,299	—	2,926,299
Poland	—	1,419,535	—	1,419,535
Singapore	1,764,645	—	—	1,764,645
Taiwan	—	918,666	—	918,666
United States	13,664,611	—	—	13,664,611
Money Market Fund	34,966	—	—	34,966
Repurchase Agreement	—	64,853	—	64,853
Total	$18,020,527	$20,857,165	$—	$38,877,692

See Notes to Financial Statements

26

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27

VANECK VECTORS ETF TRUST

STATEMENTS OF ASSETS AND LIABILITIES

September 30, 2019

	Biotech ETF	Environmental Services ETF	Gaming ETF	Pharmaceutical ETF
Assets:
Investments, at value
Unaffiliated issuers (1)(2)	$318,515,910	$36,492,299	$23,840,558	$141,426,634
Short-term investments held as collateral for securities loaned (3)	3,119,905	4,113,409	366,338	8,247,728
Cash denominated in foreign currency, at value (4)	—	—	3,658	—
Receivables:
Investment securities sold	—	1,650,384	3,736	—
Dividends and interest	12,410	38,676	95,306	366,616
Prepaid expenses	5,620	1,138	1,139	3,387
Total assets	321,653,845	42,295,906	24,310,735	150,044,365

Liabilities:
Payables:
Investment securities purchased	—	925,538	3,735	—
Collateral for securities loaned	3,119,905	4,113,409	366,338	8,247,728
Line of credit	—	—	70,029	—
Shares redeemed	46	651,660	—	—
Due to Adviser	79,609	7,131	5,895	31,397
Due to custodian	—	46,196	—	—
Deferred Trustee fees	44,989	2,551	6,508	26,380
Accrued expenses	110,209	60,831	59,118	78,435
Total liabilities	3,354,758	5,807,316	511,623	8,383,940
NET ASSETS	$318,299,087	$36,488,590	$23,799,112	$141,660,425
Shares outstanding	2,696,503	350,000	650,000	2,488,138
Net asset value, redemption and offering price per share	$118.04	$104.25	$36.61	$56.93

Net assets consist of:
Aggregate paid in capital	$429,783,718	$41,238,856	$38,713,168	$241,925,105
Total distributable earnings (loss)	(111,484,631)	(4,750,266)	(14,914,056)	(100,264,680)
NET ASSETS	$318,299,087	$36,488,590	$23,799,112	$141,660,425
(1) Value of securities on loan	$3,048,816	$4,084,530	$353,528	$8,007,761
(2) Cost of investments	$385,215,146	$34,016,883	$28,806,559	$189,743,511
(3) Cost of short-term investments held as collateral for securities loaned	$3,119,905	$4,113,409	$366,338	$8,247,728
(4) Cost of cash denominated in foreign currency	$—	$—	$3,656	$—

See Notes to Financial Statements

28

Retail ETF	Semiconductor ETF	Video Gaming and eSports ETF

$71,203,005	$1,360,541,911	$38,812,839
373,928	18,583,922	64,853
—	—	2,990

—	—	—
28,583	1,883,227	37,238
2,262	5,644	1,132
71,607,778	1,381,014,704	38,919,052

—	—	—
373,928	18,583,922	64,853
—	1,192,830	—
—	13,128	—
11,961	308,027	11,905
5,366	—	—
6,288	36,425	62
54,148	143,790	39,022
451,691	20,278,122	115,842
$71,156,087	$1,360,736,582	$38,803,210
621,531	11,420,937	1,150,000

$114.49	$119.14	$33.74

$80,419,540	$1,465,218,074	$36,068,511
(9,263,453)	(104,481,492)	2,734,699
$71,156,087	$1,360,736,582	$38,803,210
$365,081	$18,395,783	$59,685
$75,986,072	$1,453,181,060	$35,935,194
$373,928	$18,583,922	$64,853
$—	$—	$2,990

See Notes to Financial Statements

29

VANECK VECTORS ETF TRUST

STATEMENT OF OPERATIONS

For the Year Ended September 30, 2019

	Biotech ETF	Environmental Services ETF	Gaming ETF	Pharmaceutical ETF
Income:
Dividends	$2,633,199	$301,255	$954,848	$4,425,631
Securities lending income	7,249	4,347	2,236	36,959
Foreign taxes withheld	(46,703)	(3,244)	(15,197)	(164,467)
Total Income	2,593,745	302,358	941,887	4,298,123

Expenses:
Management fees	1,364,903	147,606	131,776	707,676
Professional fees	58,957	67,886	62,682	64,263
Insurance	5,744	508	660	2,962
Trustees’ fees and expenses	58,636	2,590	6,503	34,122
Reports to shareholders.	21,477	5,749	7,656	9,646
Indicative optimized portfolio value fee	4,970	—	5,933	4,970
Custodian fees	12,307	2,969	13,922	9,273
Registration fees	4,404	4,230	5,105	5,458
Transfer agent fees	2,388	2,388	2,387	2,387
Fund accounting fees	19,584	1,758	5,743	12,066
Interest	8,074	1,252	1,461	12,770
Other	9,529	1,040	4,580	5,703
Total expenses	1,570,973	237,976	248,408	871,296
Waiver of management fees	(197,996)	(74,358)	(75,639)	(150,850)
Net expenses	1,372,977	163,618	172,769	720,446
Net investment income	1,220,768	138,740	769,118	3,577,677

Net realized gain (loss) on:
Investments	(21,035,447)	(1,128,070)	(2,438,393)	(44,554,473)
In-kind redemptions	15,584,053	4,246,674	286,116	8,150,365
Foreign currency transactions and foreign denominated assets and liabilities	—	—	(5,227)	—
Net realized gain (loss)	(5,451,394)	3,118,604	(2,157,504)	(36,404,108)

Net change in unrealized appreciation (depreciation) on:
Investments	(54,057,304)	(1,067,809)	286,219	7,257,515
Foreign currency transactions and foreign denominated assets and liabilities	—	—	(759)	—
Net change in unrealized appreciation (depreciation)	(54,057,304)	(1,067,809)	285,460	7,257,515
Net Increase (Decrease) in Net Assets Resulting from Operations	$(58,287,930)	$2,189,535	$(1,102,926)	$(25,568,916)

(a)	Commencement of operations for Video Gaming and eSports ETF was October 16, 2018.

See Notes to Financial Statements

30

Retail ETF	Semiconductor ETF	Video Gaming and eSports ETF (a)

$1,444,448	$22,782,089	$177,426
361	128,285	1,392
—	(1,435,843)	(18,936)
1,444,809	21,474,531	159,882

314,687	3,694,199	85,821
63,967	70,539	48,647
1,195	10,212	373
9,712	79,410	766
9,534	87,492	8,924
4,970	4,970	4,182
6,466	32,858	8,111
7,890	18,536	6,246
2,393	2,387	2,303
5,522	55,542	2,554
1,856	28,151	495
2,000	24,385	761
430,192	4,108,681	169,183
(113,648)	(386,331)	(74,286)
316,544	3,722,350	94,897
1,128,265	17,752,181	64,985

(1,842,589)	(18,819,387)	(206,895)
4,293,672	132,684,197	—

—	—	963
2,451,083	113,864,810	(205,932)

(8,435,510)	17,079,544	2,877,645

—	—	1
(8,435,510)	17,079,544	2,877,646
$(4,856,162)	$148,696,535	$2,736,699

See Notes to Financial Statements

31

VANECK VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Biotech ETF		Environmental Services ETF
	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018
Operations:
Net investment income	$1,220,768	$2,159,885	$138,740	$96,331
Net realized gain (loss)	(5,451,394)	9,517,436	3,118,604	1,147,292
Net change in unrealized appreciation (depreciation)	(54,057,304)	(16,896,680)	(1,067,809)	1,514,385
Net increase (decrease) in net assets resulting from operations	(58,287,930)	(5,219,359)	2,189,535	2,758,008

Distributions to shareholders:
Dividends and Distributions	(1,899,023)	(3,276,012)	(95,100)	(155,000)

Share transactions:**
Proceeds from sale of shares	45,900,271	84,155,885	29,326,383	9,157,335
Cost of shares redeemed	(143,308,258)	(317,096,920)	(19,092,505)	(4,804,278)
Increase (Decrease) in net assets resulting from share transactions	(97,407,987)	(232,941,035)	10,233,878	4,353,057
Total increase (decrease) in net assets	(157,594,940)	(241,436,406)	12,328,313	6,956,065
Net Assets, beginning of period	475,894,027	717,330,433	24,160,277	17,204,212
Net Assets, end of period	$318,299,087	$475,894,027	$36,488,590	$24,160,277

** Shares of Common Stock Issued (no par value)
Shares sold	400,000	650,000	300,000	100,000
Shares redeemed	(1,200,000)	(2,500,000)	(200,000)	(50,000)
Net increase (decrease)	(800,000)	(1,850,000)	100,000	50,000

See Notes to Financial Statements

32

Gaming ETF		Pharmaceutical ETF
For the Year Ended September 30, 2019	For the Year Ended September 30, 2018	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018

$769,118	$849,587	$3,577,677	$4,610,908
(2,157,504)	1,093,628	(36,404,108)	30,537,964
285,460	(4,273,689)	7,257,515	4,781,155
(1,102,926)	(2,330,474)	(25,568,916)	39,930,027

(849,750)	(700,050)	(3,869,339)	(4,703,830)

3,636,558	41,979,903	147,451,491	396,537,268
(3,726,047)	(36,543,790)	(252,397,944)	(440,908,308)

(89,489)	5,436,113	(104,946,453)	(44,371,040)
(2,042,165)	2,405,589	(134,384,708)	(9,144,843)
25,841,277	23,435,688	276,045,133	285,189,976
$23,799,112	$25,841,277	$141,660,425	$276,045,133

100,000	900,000	2,550,000	6,750,000
(100,000)	(800,000)	(4,350,000)	(7,400,000)
—	100,000	(1,800,000)	(650,000)

See Notes to Financial Statements

33

VANECK VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

(continued)

	Retail ETF		Semiconductor ETF

	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018
Operations:
Net investment income	$1,128,265	$876,108	$17,752,181	$13,520,717
Net realized gain (loss)	2,451,083	11,105,600	113,864,810	256,990,756
Net change in unrealized appreciation (depreciation)	(8,435,510)	11,739,531	17,079,544	(105,630,663)
Net increase (decrease) in net assets resulting from operations	(4,856,162)	23,721,239	148,696,535	164,880,810

Distributions to shareholders:
Dividends and Distributions	(1,300,386)	(1,030,346)	(14,202,995)	(10,499,228)

Share transactions:**
Proceeds from sale of shares	52,873,806	131,062,913	19,302,146,323	19,908,451,210
Cost of shares redeemed	(111,684,252)	(76,377,009)	(19,291,227,031)	(19,647,561,699)
Increase (Decrease) in net assets resulting from share transactions	(58,810,446)	54,685,904	10,919,292	260,889,511
Total increase (decrease) in net assets	(64,966,994)	77,376,797	145,412,832	415,271,093
Net Assets, beginning of period	136,123,081	58,746,284	1,215,323,750	800,052,657
Net Assets, end of period†	$71,156,087	$136,123,081	$1,360,736,582	$1,215,323,750

** Shares of Common Stock Issued (no par value)
Shares sold	500,000	1,300,000	188,800,000	191,750,000
Shares redeemed	(1,100,000)	(800,000)	(188,800,000)	(188,900,000)
Net increase (decrease)	(600,000)	500,000	—	2,850,000

*	Commencement of operations

See Notes to Financial Statements

34

Video Gaming and eSports ETF
For the Period October 16, 2018* through September 30, 2019

$64,985
(205,932)
2,877,646
2,736,699

(2,000)

36,068,511
—

36,068,511
38,803,210
—
$38,803,210

1,150,000
—
1,150,000

See Notes to Financial Statements

35

VANECK VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Biotech ETF
	For the Year Ended September 30,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$136.11	$134.17	$115.25	$114.45	$105.84
Income from investment operations:
Net investment income	0.39 (a)	0.52 (a)	0.58 (a)	0.33	0.24
Net realized and unrealized gain (loss) on investments	(17.91)	2.10 (d)	18.67	0.81	8.37
Total from investment operations	(17.52)	2.62	19.25	1.14	8.61
Less:
Dividends from net investment income	(0.55)	(0.68)	(0.33)	(0.34)	—
Net asset value, end of year	$118.04	$136.11	$134.17	$115.25	$114.45
Total return (b)	(12.84)%	2.00%	16.77%	0.97%	8.13%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$318,299	$475,894	$717,330	$598,914	$651,978
Ratio of gross expenses to average net assets	0.40%	0.40%	0.39%	0.40%	0.40%
Ratio of net expenses to average net assets	0.35%	0.35%	0.35%	0.35%	0.35%
Ratio of net expenses to average net assets excluding interest expense	0.35%	0.35%	0.35%	0.35%	0.35%
Ratio of net investment income to average net assets	0.31%	0.41%	0.48%	0.29%	0.18%
Portfolio turnover rate (c)	24%	30%	27%	41%	12%

	Environmental Services ETF
	For the Year Ended September 30,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$96.64	$86.02	$69.68	$58.37	$64.57
Income from investment operations:
Net investment income	0.46 (a)	0.42 (a)	0.66 (a)	0.63	0.73
Net realized and unrealized gain (loss) on investments	7.47	10.98	16.21	11.36	(5.88)
Total from investment operations	7.93	11.40	16.87	11.99	(5.15)
Less:
Dividends from net investment income	(0.32)	(0.78)	(0.53)	(0.68)	(1.05)
Net asset value, end of year	$104.25	$96.64	$86.02	$69.68	$58.37
Total return (b)	8.30%	13.36%	24.31%	20.75%	(8.18)%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$36,489	$24,160	$17,204	$17,420	$14,593
Ratio of gross expenses to average net assets	0.81%	0.98%	0.95%	0.93%	1.15%
Ratio of net expenses to average net assets	0.55%	0.56%	0.55%	0.55%	0.55%
Ratio of net expenses to average net assets excluding interest expense	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of net investment income to average net assets	0.47%	0.47%	0.86%	1.00%	1.15%
Portfolio turnover rate (c)	20%	24%	20%	40%	19%

(a)	Calculated based upon average shares outstanding
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.
(d)	The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

See Notes to Financial Statements

36

VANECK VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Gaming ETF
	For the Year Ended September 30,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$39.76	$42.61	$36.15	$29.82	$43.38
Income from investment operations:
Net investment income (a)	1.07	1.03	1.13	0.94	1.12
Net realized and unrealized gain (loss) on investments	(3.09)	(2.80)	6.40	6.69	(12.80)
Total from investment operations	(2.02)	(1.77)	7.53	7.63	(11.68)
Less:
Dividends from net investment income	(1.13)	(1.08)	(1.07)	(1.30)	(1.88)
Net asset value, end of year	$36.61	$39.76	$42.61	$36.15	$29.82
Total return (b)	(4.73)%	(4.51)%	21.58%	26.23%	(27.91)%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$23,799	$25,841	$23,436	$19,881	$23,859
Ratio of gross expenses to average net assets	0.94%	0.86%	0.94%	0.93%	1.00%
Ratio of net expenses to average net assets	0.66%	0.66%	0.65%	0.67%	0.66%
Ratio of net expenses to average net assets excluding interest expense	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income to average net assets	2.92%	2.24%	2.97%	2.88%	2.92%
Portfolio turnover rate (c)	20%	31%	22%	29%	27%

	Pharmaceutical ETF
	For the Year Ended September 30,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$64.37	$57.75	$57.44	$63.01	$63.54
Income from investment operations:
Net investment income	1.04 (a)	1.01 (a)	1.18 (a)	1.24 (a)	1.31
Net realized and unrealized gain (loss) on investments	(7.37)	6.62	0.26	(5.41)	(0.62)
Total from investment operations	(6.33)	7.63	1.44	(4.17)	0.69
Less:
Dividends from net investment income	(1.11)	(1.01)	(1.13)	(1.40)	(1.22)
Net asset value, end of year	$56.93	$64.37	$57.75	$57.44	$63.01
Total return (b)	(9.88)%	13.42%	2.59%	(6.72)%	0.96%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$141,660	$276,045	$285,190	$231,938	$314,297
Ratio of gross expenses to average net assets	0.43%	0.43%	0.40%	0.41%	0.41%
Ratio of net expenses to average net assets	0.36%	0.36%	0.35%	0.35%	0.36%
Ratio of net expenses to average net assets excluding interest expense	0.35%	0.35%	0.35%	0.35%	0.35%
Ratio of net investment income to average net assets	1.77%	1.70%	2.14%	2.04%	1.78%
Portfolio turnover rate (c)	21%	18%	40%	25%	12%

(a)	Calculated based upon average shares outstanding
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.

See Notes to Financial Statements

37

VANECK VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Retail ETF
	For the Year Ended September 30,
	2019	2018	2017	2016		2015
Net asset value, beginning of year	$111.44	$81.42	$78.02	$73.57		$62.27
Income from investment operations:
Net investment income (a)	1.31	1.13	1.15	0.93		1.12
Net realized and unrealized gain on investments	2.72	30.32	3.64	5.27		10.47
Total from investment operations	4.03	31.45	4.79	6.20		11.59
Less:
Dividends from net investment income	(0.98)	(1.43)	(1.39)	(1.75)		(0.29)
Net asset value, end of year	$114.49	$111.44	$81.42	$78.02		$73.57
Total return (b)	3.82%	39.01%	6.25%	8.42%		18.63%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$71,156	$136,123	$58,746	$118,706		$203,909
Ratio of gross expenses to average net assets	0.48%	0.52%	0.50%	0.43%		0.42%
Ratio of net expenses to average net assets	0.35%	0.35%	0.35%	0.35%		0.35%
Ratio of net expenses to average net assets excluding interest expense	0.35%	0.35%	0.35%	0.35%		0.35%
Ratio of net investment income to average net assets	1.25%	1.15%	1.46%	1.22%		1.49%
Portfolio turnover rate (c)	9%	16%	17%	9%		5%

	Semiconductor ETF
	For the Year Ended September 30,
	2019	2018	2017	2016		2015
Net asset value, beginning of year	$106.41	$93.34	$69.36	$49.97		$51.10
Income from investment operations:
Net investment income (a)	1.75	1.19	1.10	0.82		1.08
Net realized and unrealized gain (loss) on investments	12.62	13.28	23.46	19.67		(1.58)
Payment from Adviser:	—	—	—	0.04	(d)	—
Total from investment operations	14.37	14.47	24.56	20.53		(0.50)
Less:
Dividends from net investment income	(1.64)	(1.40)	(0.58)	(1.14)		(0.63)
Net asset value, end of year	$119.14	$106.41	$93.34	$69.36		$49.97
Total return (b)	14.09%	15.61%	35.63%	41.73	%(d)	(1.09)%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$1,360,737	$1,215,324	$800,053	$577,130		$190,923
Ratio of gross expenses to average net assets	0.39%	0.39%	0.38%	0.41%		0.41%
Ratio of net expenses to average net assets	0.35%	0.35%	0.35%	0.36%		0.35%
Ratio of net expenses to average net assets excluding interest expense	0.35%	0.35%	0.35%	0.35%		0.35%
Ratio of net investment income to average net assets	1.68%	1.14%	1.38%	1.45%		2.01%
Portfolio turnover rate (c)	19%	23%	22%	53%		18%

(a)	Calculated based upon average shares outstanding
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.
(d)	For the year ended September 30, 2016, 0.06% of total return, representing $0.04 per share, consisted of a payment by the Adviser (See Note 3).

See Notes to Financial Statements

38

VANECK VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Video Gaming and eSports ETF
	For the Period October 16, 2018(d) through September 30, 2019
Net asset value, beginning of period	$30.88
Income from investment operations:
Net investment income (a)	0.12
Net realized and unrealized gain on investments	2.75
Total from investment operations	2.87
Less:
Dividends from net investment income	(0.01)
Net asset value, end of period	$33.74
Total return (b)	9.31	%(e)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$38,803
Ratio of gross expenses to average net assets	0.99	%(f)
Ratio of net expenses to average net assets	0.55	%(f)
Ratio of net expenses to average net assets excluding interest expense	0.55	%(f)
Ratio of net investment income to average net assets	0.38	%(f)
Portfolio turnover rate (c)	27	%(e)

(a)	Calculated based upon average shares outstanding
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.
(d)	Commencement of operations
(e)	Not Annualized
(f)	Annualized

See Notes to Financial Statements

39

VANECK VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

September 30, 2019

Note 1—Fund Organization—VanEck Vectors ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was incorporated in Delaware as a statutory trust on March 15, 2001. The Trust operates as a series fund, and offers multiple investment portfolios, each of which represents a separate series of the Trust. These financial statements relate only to the investment portfolios listed in the diversification table below (each a “Fund” and, together, the “Funds”).

Fund	Diversification Classification
Biotech ETF	Non-Diversified
Environmental Services ETF	Non-Diversified
Gaming ETF	Non-Diversified
Pharmaceutical ETF	Non-Diversified
Retail ETF	Non-Diversified
Semiconductor ETF	Non-Diversified
Video Gaming and eSports ETF*	Non-Diversified

*	Commencement of operations for Video Gaming and eSports ETF was October 16, 2018.

Each Fund was created to provide investors with the opportunity to purchase a security representing a proportionate undivided interest in a portfolio of securities consisting of substantially all of the common stocks in substantially the same weighting as their index.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Funds are investment companies and follow accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946 Financial Services—Investment Companies.

The following summarizes the Funds’ significant accounting policies.

A.	Security Valuation—The Funds value their investments in securities and other assets and liabilities at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on national exchanges are valued at the closing price on the markets in which the securities trade. Securities traded on the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the NASDAQ official closing price. Over-the-counter securities not included on NASDAQ and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy (as described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Funds’ pricing time (4:00 p.m. Eastern Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service, using methods approved by the Board of Trustees, considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Funds may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. Short-term debt securities with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value and are considered to be Level 1 in the fair value hierarchy. The Pricing Committee of Van Eck Associates Corporation (the “Adviser”) provides oversight of the Funds’ valuation policies and procedures, which are approved by the Funds’ Board of Trustees. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments or other assets. If market quotations for a security or other asset are not readily available, or if the Adviser believes it does not otherwise reflect the fair value of a security or asset, the security or asset will be fair valued by the Pricing Committee in accordance with the Funds’ valuation policies and procedures. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, periodic comparisons to valuations provided by other independent pricing services, transactional back-testing and disposition analysis.
40

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Funds may realize upon sale of an investment may differ materially from the value presented in the Schedules of Investments.

The Funds utilize various methods to measure the fair value of their investments on a recurring basis, which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels of the fair value hierarchy are described below:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs and the levels used to value the Funds’ investments, are located in the Schedules of Investments. Additionally, tables that reconcile the valuation of the Funds’ Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedules of Investments.

B.	Federal Income Taxes—It is each Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.	Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually by each Fund (except for dividends from net investment income on Pharmaceutical ETF, which are declared and paid quarterly). Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

D.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day as quoted by one or more sources. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Foreign denominated income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed in the financial statements. Such amounts are included with the net realized and unrealized gains and losses on investment securities in the Statement of Operations. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gain (loss) on foreign currency transactions and foreign denominated assets and liabilities in the Statements of Operations.

E.	Restricted Securities—The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of each Fund’s Schedule of Investments.

F.	Repurchase Agreements—The Funds may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Adviser, to generate income from their excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which a Fund acquires securities from a seller, subject to resale to the seller at an agreed upon price and date. A Fund, through its custodian/securities
41

VANECK VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

lending agent, takes possession of securities collateralizing the repurchase agreement. Pursuant to the terms of the repurchase agreement, such securities must have an aggregate market value greater than or equal to the terms of the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Funds will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Funds maintain their right to sell the underlying securities at market value and may claim any resulting loss against the seller. Repurchase agreements held as of September 30, 2019 are reflected in the Schedules of Investments.

G.	Offsetting Assets and Liabilities—In the ordinary course of business, the Funds enter into transactions subject to enforceable master netting or other similar agreements. Generally, the right of offset in those agreements allows the Funds to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. The Funds may pledge or receive cash and or securities as collateral for derivative instruments, securities lending and repurchase agreements. For financial reporting purposes, the Funds present securities lending and repurchase agreement assets and liabilities on a gross basis in the Statements of Assets and Liabilities. Collateral held at September 30, 2019 is presented in the Schedules of Investments. Refer to related disclosures in Note 2F (Repurchase Agreements) and Note 9 (Securities Lending).

I.	Other—Security transactions are accounted for on trade date. Realized gains and losses are determined based on the specific identification method. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend date. Interest income, including amortization of premiums and discounts, is accrued as earned.

In the normal course of business, the Funds enter into contracts that contain a variety of general indemnifications. The Funds’ maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Funds. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of each Fund’s average daily net assets. The Adviser has agreed, until at least February 1, 2020, to waive management fees and assume expenses to prevent each Fund’s total annual operating expenses (excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses) from exceeding the expense limitations listed in the table below.

The management fee rates and expense limitations for the year ended September 30, 2019, are as follows:

	Management	Expense
Fund	Fees Rates	Limitations
Biotech ETF	0.35%	0.35%
Environmental Services ETF	0.50	0.55
Gaming ETF	0.50	0.65
Pharmaceutical ETF	0.35	0.35
Retail ETF	0.35	0.35
Semiconductor ETF	0.35	0.35
Video Gaming and eSports ETF	0.50	0.55

Refer to Statement of Operations for the amounts waived by the Adviser.

During the year ended September 30, 2016, the Adviser voluntarily reimbursed the Semiconductor ETF $340,000 for transactional losses. The per share and total return impact to the Fund is reflected in the Financial Highlights.

In addition, Van Eck Securities Corporation, an affiliate of the Adviser, acts as the Funds’ distributor (the “Distributor”). Certain officers and a Trustee of the Trust are officers, directors or stockholders of the Adviser and Distributor.

Note 4—Capital Share Transactions—As of September 30, 2019, there was an unlimited number of capital shares of beneficial interest authorized by the Trust with no par value. Fund shares are not individually redeemable and are

42

issued and redeemed at their net asset value per share only through certain authorized broker-dealers (“Authorized Participants”) in blocks of shares (“Creation Units”), consisting of 50,000 shares, or multiples thereof.

The consideration for the purchase or redemption of Creation Units of the Funds generally consists of the in-kind contribution or distribution of securities constituting the Funds’ underlying index (“Deposit Securities”) plus a balancing cash component to equate the transaction to the net asset value per share of the Fund on the transaction date. Cash may also be substituted in an amount equivalent to the value of certain Deposit Securities, generally as a result of market circumstances, or when the securities are not available in sufficient quantity for delivery, or are not eligible for trading by the Authorized Participant. The Funds may issue Creation Units in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit at the Custodian for the benefit of the Funds, collateral consisting of cash in the form of U.S. dollars at least equal to 115% of the daily marked to market value of the missing Deposit Securities.

Authorized Participants purchasing and redeeming Creation Units may pay transaction fees directly to The Bank of New York Mellon. In addition, the Funds may impose certain variable fees for creations and redemptions with respect to transactions in Creation Units for cash, or on transactions effected outside the clearing process, which are treated as increases in capital. These variable fees, if any, are reflected in share transactions in the Statements of Changes in Net Assets.

Note 5—Investments—For the year ended September 30, 2019, purchases and sales of investments (excluding short-term investments and in-kind capital share transactions) and the purchases and sales of investments resulting from in-kind capital share transactions (excluding short-term investments) were as follows:

			In-kind Capital Share Transactions
Fund	Purchases	Sales	Purchases	Sales
Biotech ETF	$95,562,376	$96,346,371	$46,038,624	$143,418,962
Environmental Services ETF	5,905,750	9,039,790	29,325,214	15,939,339
Gaming ETF	5,223,300	5,497,624	3,423,312	3,445,729
Pharmaceutical ETF	44,289,413	44,760,373	147,453,875	251,841,807
Retail ETF	8,443,121	10,792,993	52,596,004	109,586,278
Semiconductor ETF	184,236,880	185,014,584	19,304,732,299	19,289,075,909
Video Gaming and eSports ETF	8,766,382	5,099,708	32,440,449	—

The in-kind transactions in this table represent the accumulation of each Fund’s daily in-kind shareholder transactions including rebalancing activity, while the Statements of Changes in Net Assets reflect shareholder transactions including any cash component of the transactions.

Note 6—Income Taxes—As of September 30, 2019, for Federal income tax purposes, the identified cost of investments owned, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation), of investments were as follows:

		Gross	Gross	Net Unrealized
	Tax Cost	Unrealized	Unrealized	Appreciation
Fund	of Investments	Appreciation	(Depreciation)	(Depreciation)
Biotech ETF	$388,658,446	$19,876,801	$(86,899,431)	$(67,022,630)
Environmental Services ETF	38,137,543	3,995,933	(1,527,769)	2,468,164
Gaming ETF	29,759,434	1,115,034	(6,667,572)	(5,552,538)
Pharmaceutical ETF	197,993,678	1,550,500	(49,869,815)	(48,319,315)
Retail ETF	76,379,467	4,727,845	(9,530,378)	(4,802,534)
Semiconductor ETF	1,471,827,120	10,238,792	(102,940,080)	(92,701,288)
Video Gaming and eSports ETF	36,104,349	3,613,506	(840,162)	2,773,344

43

VANECK VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

At September 30, 2019, the components of distributable earnings (loss) on a tax basis, for each Fund, were as follows:

	Undistributed	Accumulated	Other	Net Unrealized	Total
	Ordinary	Capital	Temporary	Appreciation	Distributable
Fund	Income	Losses	Differences	(Depreciation)	Earnings/(loss)
Biotech ETF	$780,450	$(45,197,462)	$(44,989)	$(67,022,630)	$(111,484,631)
Environmental Services ETF	104,988	(7,320,867)	(2,551)	2,468,164	(4,750,266)
Gaming ETF	657,523	(10,011,509)	(6,508)	(5,553,562)	(14,914,056)
Pharmaceutical ETF	708,895	(52,627,880)	(26,380)	(48,319,315)	(100,264,680)
Retail ETF	531,192	(4,985,822)	(6,289)	(4,802,534)	(9,263,453)
Semiconductor ETF	14,107,586	(25,851,366)	(36,424)	(92,701,288)	(104,481,492)
Video Gaming and eSports ETF	109,686	(148,269)	(62)	2,773,344	2,734,699

The tax character of dividends paid to shareholders during the years ended September 30, 2019 and September 30, 2018 were as follows:

	2019 Ordinary	2018 Ordinary
Fund	Income Dividends	Income Dividends
Biotech ETF	$1,899,023	$3,276,012
Environmental Services ETF	95,100	155,000
Gaming ETF	849,750	700,050
Pharmaceutical ETF	3,869,339	4,703,830
Retail ETF	1,300,386	1,030,346
Semiconductor ETF	14,202,995	10,499,228
Video Gaming and eSports ETF	2,000	—

At September 30, 2019, the Funds had capital loss carryforwards available to offset future capital gains, as follows:

	Short-Term	Long-Term
	Capital Losses	Capital Losses
Fund	with No Expiration	with No Expiration	Total
Biotech ETF	$—	$(45,197,462)	$(45,197,462)
Environmental Services ETF	(1,187,792)	(6,133,075)	(7,320,867)
Gaming ETF	(3,789,765)	(6,221,744)	(10,011,509)
Pharmaceutical ETF	(2,464,404)	(50,163,476)	(52,627,880)
Retail ETF	(2,057,233)	(2,928,589)	(4,985,822)
Semiconductor ETF	(14,622,887)	(11,228,479)	(25,851,366)
Video Gaming and eSports ETF	(148,269)	—	(148,269)

During the period ended September 30, 2019, as a result of permanent book to tax differences primarily due to the treatment of tax gains / (losses) on in-kind redemptions, the Funds incurred differences that affected distributable earnings / (loss) and aggregate paid in capital by the amounts in the table below. Net assets were not affected by these reclassifications.

	Increase (Decrease)	Increase (Decrease)
	in Distributable	in Aggregate
Fund	Earnings / (Loss)	Paid in Capital
Biotech ETF	$(13,839,610)	$13,839,610
Environmental Services ETF	(4,229,109)	4,229,109
Gaming ETF	(69,646)	69,646
Pharmaceutical ETF	(8,150,365)	8,150,365
Retail ETF	(4,239,972)	4,239,972
Semiconductor ETF	(132,455,325)	132,455,325
Video Gaming and eSports ETF	—	—

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years. The Funds do not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Funds’ financial statements.

44

However, the Funds are subject to foreign taxes on the appreciation in value of certain investments. The Funds provide for such taxes on both realized and unrealized appreciation.

The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the year ended September 30, 2019, the Funds did not incur any interest or penalties.

Note 7—Principal Risks—Non-diversified funds (see Note 1) generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers. The Funds may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, currency controls, less reliable information about issuers, different securities transaction clearance and settlement practices, future adverse political and economic developments and local/regional conflicts. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

A more complete description of risks is included in each Fund’s Prospectus and Statement of Additional Information.

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Funds as directed by the Trustees.

The expense for the Plan is included in “Trustees’ fees and expenses” in the Statements of Operations. The liability for the Plan is shown as “Deferred Trustee fees” in the Statements of Assets and Liabilities.

Note 9—Securities Lending—To generate additional income, each of the Funds may lend its securities pursuant to a securities lending agreement with The Bank of New York Mellon, the securities lending agent and also the Funds’ custodian. Each Fund may lend up to 33% of its investments requiring that the loan be continuously collateralized by cash, U.S. government or U.S. government agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities at all times equal to at least 102% (105% for foreign securities) of the market value plus accrued interest on the securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. During the term of the loan, the Funds will continue to receive any dividends, interest or amounts equivalent thereto, on the securities loaned while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Such fees and interest are shared with the securities lending agent under the terms of the securities lending agreement. The Funds may pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities. Securities lending income is disclosed as such in the Statements of Operations. The collateral for securities loaned is recognized in the Schedules of Investments and the Statements of Assets and Liabilities. The cash collateral is maintained on the Funds’ behalf by the lending agent and is invested in repurchase agreements collateralized by obligations of the U.S. Treasury and/or Government Agencies. Loans are subject to termination at the option of the borrower or the Funds. Upon termination of the loan, the borrower will return to the lender securities identical to the securities loaned. The Funds bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The value of loaned securities and related collateral at September 30, 2019 are presented on a gross basis in the Schedules of Investments and Statements of Assets and Liabilities.

45

VANECK VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

The following table presents repurchase agreements held as collateral by type of security on loan as of September 30, 2019:

Gross Amount of Recognized
Liabilities for Securities Loaned
in the Statements of Assets
and Liabilities*
Fund	Equity Securities
Biotech ETF	$3,119,905
Environmental Services ETF	4,113,409
Gaming ETF	366,338
Pharmaceutical ETF	8,247,728
Retail ETF	373,928
Semiconductor ETF	18,583,922
Video Gaming and eSports ETF	64,853

*	Remaining contractual maturity of the agreements: overnight and continuous

Note 10—Bank Line of Credit—The Funds may participate in a $200 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Funds at the request of the shareholders and other temporary or emergency purposes. The Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Funds at rates based on prevailing market rates in effect at the time of borrowings. During the year ended September 30, 2019, the following Funds borrowed under this Facility:

				Outstanding Loan
	Days	Average Daily	Average	Balance as of
Fund	Outstanding	Loan Balance	Interest Rate	September 30, 2019
Biotech ETF	114	$513,474	3.74%	$—
Environmental Services ETF	5	206,378	3.89	—
Gaming ETF	47	108,027	3.74	70,029
Pharmaceutical ETF	318	371,015	3.75	—
Retail ETF	129	140,936	3.71	—
Semiconductor ETF	185	1,419,449	3.73	1,192,830

Note 11—Custodian Fees—The Funds have entered into an expense offset agreement with the custodian wherein they receive a credit toward the reduction of custodian fees whenever there are uninvested cash balances. The Funds could have invested their cash balances elsewhere if they had not agreed to a reduction in fees under the expense offset agreement with the custodian. For the year ended September 30, 2019, there were offsets to custodian fees and these amounts are reflected in custody expense in the Statements of Operations.

Note 12—Recent Accounting Pronouncements—The Funds early adopted certain provisions of Accounting Standards Update No. 2018-13 Disclosure Framework–Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) that eliminate and modify certain disclosure requirements for fair value measurements. The adoption of certain provisions of ASU 2018-13 had no material effect on the financial statements and related disclosures. Management evaluated additional requirements, not yet adopted, and it is not expected to have a material impact to the financial statements. Public companies will be required to disclose the range and weighted average of significant unobservable inputs for Level 3 fair value measurements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years.

Note 13—Subsequent Events—The Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

46

VANECK VECTORS ETF TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of VanEck Vectors Biotech ETF, VanEck Vectors Environmental Services ETF, VanEck Vectors Gaming ETF, VanEck Vectors Pharmaceutical ETF, VanEck Vectors Retail ETF, VanEck Vectors Semiconductor ETF and VanEck Vectors Video Gaming & eSports ETF and the Board of Trustees of VanEck Vectors ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of VanEck Vectors Biotech ETF, VanEck Vectors Environmental Services ETF, VanEck Vectors Gaming ETF, VanEck Vectors Pharmaceutical ETF, VanEck Vectors Retail ETF, VanEck Vectors Semiconductor ETF and VanEck Vectors Video Gaming & eSports ETF (collectively referred to as the “Funds”) (seven of the funds constituting VanEck Vectors ETF Trust (the “Trust”)), including the schedules of investments, as of September 30, 2019, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (seven of the funds constituting VanEck Vectors ETF Trust) at September 30, 2019, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting	Statement of	Statements of
the VanEck Vectors ETF Trust	operations	changes in net assets	Financial highlights

VanEck Vectors Biotech ETF	For the year ended September 30, 2019	For each of the two years in the period ended September 30, 2019	For each of the five years in the period ended September 30, 2019
VanEck Vectors Environmental Services ETF
VanEck Vectors Gaming ETF
VanEck Vectors Pharmaceutical ETF
VanEck Vectors Retail ETF
VanEck Vectors Semiconductor ETF

VanEck Vectors Video Gaming & eSports ETF	For the period October 16, 2018 (commencement of operations) through September 30, 2019	For the period October 16, 2018 (commencement of operations) through September 30, 2019	For the period October 16, 2018 (commencement of operations) through September 30, 2019

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

47

VANECK VECTORS ETF TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(continued)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the VanEck investment companies since 1999.

New York, New York

November 21, 2019

48

VANECK VECTORS ETF TRUST

TAX INFORMATION

(unaudited)

The information set forth below relates to distributions paid during each Fund’s current fiscal year as required by federal laws. Shareholders, however, must report dividends on a calendar year basis for income tax purposes, which may include dividends for portions of two fiscal years of a Fund.

Accordingly, the information needed by shareholders for calendar year 2019 income tax purposes will be sent to them in early 2020. Please consult your tax advisor for proper treatment of this information.

The following information is provided with respect to the distributions paid during the taxable year ended September 30, 2019:

			Environmental				Semiconductor	Video Gaming
	Biotech ETF		Services ETF	Gaming ETF		Retail ETF	ETF	and eSports
Record Date	12/21/2018		12/21/2018	12/21/2018		12/21/2018	12/21/2018	12/21/2018
Ex Date	12/20/2018		12/20/2018	12/20/2018		12/20/2018	12/20/2018	12/20/2018
Payable Date	12/27/2018		12/27/2018	12/27/2018		12/27/2018	12/27/2018	12/27/2018
Amount Paid Per Share	$0.551000		$0.317000	$1.133000		$0.984000	$1.638000	$0.010000

Ordinary Income:
Qualified Dividend Income for Individuals	100.00%		100.00%	71.06	%*	100.00%	60.69%	100.00%

Dividends Qualifying for the Dividends Received Deduction for Corporations	100.00%		100.00%	22.41	%*	100.00%	52.12%	11.41%
Foreign Source Income	—		—	73.82	%*	—	—	—
Foreign Taxes Paid Per Share	—		—	0.022503	**	—	—	—

	Pharmaceutical ETF
Record Date	10/02/2018		12/28/2018	04/02/2019		07/02/2019
Ex Date	10/01/2018		12/27/2018	04/01/2019		07/01/2019
Payable Date	10/05/2018		01/03/2019	04/05/2019		07/08/2019
Amount Paid Per Share	$0.234500		$0.203200	$0.390000		$0.281000

Ordinary Income:
Qualified Dividend Income for Individuals	89.44	%*	89.13%	100.00%		100.00%
Dividends Qualifying for the Dividends Received Deduction for Corporations	52.71	%*	89.13%	58.69%		58.69%
Foreign Source Income	30.34	%*	—	—		—
Foreign Taxes Paid Per Share	0.006060	**	—	—		—

*	Expressed as a percentage of the cash distribution grossed up for foreign taxes.
**	The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments.

Please retain this information for your records.

49

VANECK VECTORS ETF TRUST

BOARD OF TRUSTEES AND OFFICERS

September 30, 2019 (unaudited)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held By Trustee During Past Five Years

Independent Trustees:

David H. Chow, 1957*†	Chairman Trustee	Since 2008 Since 2006	Founder and CEO, DanCourt Management LLC (financial/strategy consulting firm and Registered Investment Adviser), March 1999 to present.	56	Director, Forward Management LLC and Audit Committee Chairman, May 2008 to June 2015; Trustee, Berea College of Kentucky, May 2009 to present and currently Chairman of the Investment Committee; Member of the Governing Council of the Independent Directors Council, October 2012 to present; President, July 2013 to June 2015, and Board Member of the CFA Society of Stamford, July 2009 to present; Trustee, MainStay Fund Complex[4], January 2016 to present and currently Chairman of the Risk and Compliance Committee.

Laurie A. Hesslein, 1959*†	Trustee	Since 2019	Citigroup, Managing Director, Citi Holdings Division – Business Head, Local Consumer Lending North America (2013-2017).	56	Trustee, Eagle Growth and Income Opportunities Fund; Trustee, THL Credit Senior Loan Fund.

R. Alastair Short, 1953*†	Trustee	Since 2006	President, Apex Capital Corporation (personal investment vehicle), January 1988 to present	67	Chairman and Independent Director, EULAV Asset Management, January 2011 to present; Independent Director, Tremont offshore funds, June 2009 to July 2016; Director, Kenyon Review.

Peter J. Sidebottom, 1962*†	Trustee	Since 2012	Lead Partner, North America Banking and Capital Markets Strategy, Accenture, May 2017 to present; Partner, PWC/Strategy & Financial Services Advisory, February 2015 to March 2017; Founder and Board Member, AspenWoods Risk Solutions, September 2013 to February 2016; Independent consultant, June 2013 to February 2015; Partner, Bain & Company (management consulting firm), April 2012 to December 2013; Executive Vice President and Senior Operating Committee Member, TD Ameritrade (on-line brokerage firm), February 2009 to January 2012.	56	Board Member, Special Olympics, New Jersey, November 2011 to September 2013; Director, The Charlotte Research Institute, December 2000 to 2009; Board Member, Social Capital Institute, University of North Carolina Charlotte, November 2004 to January 2012; Board Member, NJ-CAN, July 2014 to 2016.

Richard D. Stamberger, 1959*†	Trustee	Since 2006	President and CEO, SmartBrief, LLC (business media company).	67	Director, Food and Friends, Inc., 2013 to present.

Interested Trustee:

Jan F. van Eck, 1963[5]	Trustee, Chief Executive Officer and President	Trustee (Since 2006); Chief Executive Officer and President (Since 2009)	Director, President and Chief Executive Officer of Van Eck Associates Corporation (VEAC), Van Eck Absolute Return Advisers Corporation (VEARA) and Van Eck Securities Corporation (VESC); Officer and/or Director of other companies affiliated with VEAC and/or the Trust.	56	Director, National Committee on US-China Relations.

[1]	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
[2]	Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.
[3]	The Fund Complex consists of the VanEck Funds, VanEck VIP Trust and the Trust.
[4]	The MainStay Fund Complex consists of MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund.
[5]	“Interested person” of the Trust within the meaning of the 1940 Act. Mr. van Eck is an officer of VEAC, VEARA and VESC.
*	Member of the Audit Committee.
†	Member of the Nominating and Corporate Governance Committee.
50

Officer’s Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During The Past Five Years

Officer Information:

Matthew A. Babinsky, 1983	Assistant Vice President and Assistant Secretary	Since 2016	Assistant Vice President, Assistant General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Associate, Clifford Chance US LLP.

Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of VEAC; Officer of other investment companies advised by VEAC and VEARA.

Charles T. Cameron, 1960	Vice President	Since 2006	Portfolio Manager of VEAC; Officer and/or Portfolio Manager of other investment companies advised by VEAC and VEARA. Formerly, Director of Trading of VEAC.

John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Vice President, Chief Financial Officer and Principal Accounting Officer (Since 2012); Treasurer (Since 2009)	Vice President of VEAC and VEARA; Officer of other investment companies advised by VEAC and VEARA. Formerly, Vice President of VESC.

Eduardo Escario, 1975	Vice President	Since 2012	Regional Director, Business Development/Sales for Southern Europe and South America of VEAC.

Henry Glynn, 1983	Assistant Vice President	Since 2018	Head of ETF Capital Markets Europe of Van Eck Switzerland AG. Formerly, Member of the Capital Markets team at Vanguard Group.

F. Michael Gozzillo, 1965	Chief Compliance Officer	Since 2018	Vice President and Chief Compliance Officer of VEAC and VEARA; Chief Compliance Officer of VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Chief Compliance Officer of City National Rochdale, LLC and City National Rochdale Funds.

Laura Hamilton, 1977	Vice President	Since 2019	Assistant Vice President of VEAC and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Operations Manager of Royce & Associates.

Nicholas Jackson, 1974	Assistant Vice President	Since 2018	Vice President, Business Development of VanEck Australia Pty Ltd.

Laura I. Martínez, 1980	Vice President and Assistant Secretary	Vice President (Since 2016); Assistant Secretary (Since 2008)	Vice President, Associate General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Assistant Vice President of VEAC, VEARA and VESC.

Matthew McKinnon, 1970	Assistant Vice President	Since 2018	Head of Business Development of Asia Pacific of VanEck Australia Pty Ltd. Formerly, Director, Intermediaries and Institutions of VanEck Australia Pty Ltd.

Arian Neiron, 1979	Vice President	Since 2018	Managing Director and Head of Asia Pacific of VanEck Australia Pty Ltd.; Officer and/or Director of other companies affiliated with VEAC and/or the Trust.

James Parker, 1969	Assistant Treasurer	Since 2014	Assistant Vice President of VEAC; Manager, Portfolio Administration of VEAC and VEARA. Officer of other investment companies advised by VEAC and VEARA.

Adam Phillips, 1970	Vice President	Since 2018	ETF Chief Operating Officer of VEAC.

Philipp Schlegel, 1974	Vice President	Since 2016	Managing Director of Van Eck Switzerland AG.

Jonathan R. Simon, 1974	Senior Vice President, Secretary and Chief Legal Officer	Senior Vice President (Since 2016); Secretary and Chief Legal Officer (Since 2014)	Senior Vice President, General Counsel and Secretary of VEAC, VEARA and VESC; Officer and/or Director of other companies affiliated with VEAC and/or the Trust. Formerly, Vice President of VEAC, VEARA and VESC.

[1]	The address for each Officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
[2]	Officers are elected yearly by the Trustees.
51

VANECK VECTORS ETF TRUST

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

September 30, 2019 (unaudited)

At a meeting held on June 13, 2019 (the “Renewal Meeting”), the Board of Trustees (the “Board”) of VanEck Vectors® ETF Trust (the “Trust”), including all of the Trustees that are not interested persons of the Trust (the “Independent Trustees”), approved the continuation of the investment management agreements between the Trust and Van Eck Associates Corporation (the “Adviser”) (the “Investment Management Agreements”) with respect to the VanEck Vectors Asia ex Japan Equal Weight ETF, Australia Equal Weight ETF, Australia Hedged Equal Weight ETF, Biotech ETF, Brazil Equal Weight ETF, China Equal Weight ETF, Environmental Services ETF, Europe Equal Weight ETF, Europe Hedged Equal Weight ETF, Gaming ETF, Germany Equal Weight ETF, Global Chemicals ETF, Hong Kong Equal Weight ETF, India Equal Weight ETF, Italy Equal Weight ETF, Japan Equal Weight ETF, Japan Hedged Equal Weight ETF, Mexico Equal Weight ETF, Morningstar Durable Dividend ETF, Morningstar Global Wide Moat ETF, Morningstar International Moat ETF, Morningstar Wide Moat ETF, NDR CMG Long/Flat Allocation ETF, Pharmaceutical ETF, Retail ETF, Russia Equal Weight ETF, Semiconductor ETF, South Africa Equal Weight ETF, South Korea Equal Weight ETF, Spain Equal Weight ETF, Taiwan Equal Weight ETF, United Kingdom Equal Weight ETF and Video Gaming and eSports ETF (each, a “Fund” and together, the “Funds”).

The Board’s approval of the Investment Management Agreements was based on a comprehensive consideration of all of the information available to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered those factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors.

In preparation for the Renewal Meeting, the Trustees held a meeting on May 10, 2019. At that meeting, the Trustees discussed the information the Adviser and Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party data provider, had provided to them in advance. The information provided to the Trustees included, among other things, information about the performance and expenses (for those Funds which had begun operations) of the Funds and the Funds’ peer funds (certain other index-based exchange-traded funds (“ETFs”)), information about the advisory services provided to the Funds and the personnel providing those services, and the profitability and other benefits enjoyed by the Adviser and its affiliates as a result of the Adviser’s relationship with the Funds. In reviewing performance information for the Funds against their peer groups, the Trustees considered that each Fund seeks to track a different index than the funds in its designated peer group and, therefore, each Fund’s performance will differ from its peers. They also considered the fact that each of VanEck Vectors Morningstar Durable Dividend ETF, Morningstar Global Wide Moat ETF and Video Gaming and eSports ETF had only recently commenced operations and therefore each had a limited operational history that could be used for comparative purposes, since the expense information prepared by Broadridge was based on estimated amounts for each Fund and the performance comparisons provided by Broadridge covered approximately a four month period (October 30, 2018 through February 28, 2019). In addition, as noted below, the Trustees reviewed certain performance information for each Fund which was not provided by Broadridge and which did not compare each Fund’s performance to the performance of its peer group. For these and other reasons, the Trustees noted that the peer group performance information did not necessarily provide meaningful direct comparisons to the Funds.

The Independent Trustees’ consideration of the Investment Management Agreements was based, in part, on their review of information obtained through discussions with the Adviser at the Renewal Meeting and with the Adviser at the May 10, 2019 meeting regarding the management of the Funds and information obtained at other meetings of the Trustees and/or based on their review of the materials provided by the Adviser, including the background and experience of the portfolio managers and others involved in the management and administration of the Funds. The Trustees also considered the terms of, and scope of services that the Adviser provides under, the Investment Management Agreements, including, where applicable, the Adviser’s commitment to waive certain fees and/or pay expenses of each of the Funds to the extent necessary to prevent the operating expenses of each of the Funds from exceeding agreed upon limits for a period of time.

The Trustees concluded that the Adviser and its personnel have the requisite expertise and skill to manage the Funds’ portfolios. In evaluating the performance of each of the Funds that had commenced operations prior to the date of the Renewal Meeting (the “Operating Funds”), the Trustees reviewed various performance metrics but relied principally on a comparison of the “gross” performance of each Operating Fund (i.e., measured without regard to the impact of fees and expenses) to the performance of its benchmark index, in each case incorporating any systematic fair value adjustments to the underlying securities. Based on the foregoing, the Trustees concluded that the investment performance of the Operating Funds was satisfactory.

52

The Trustees also considered information relating to the financial condition of the Adviser and the current status, as they understood it, of the Adviser’s compliance environment.

As noted above, the Trustees were also provided various data from Broadridge comparing the Operating Funds’ expenses and performance to that of certain other ETFs. The Trustees noted that the information provided showed that each Operating Fund had management fees (after the effect of any applicable fee waiver) below or equal to the average and/or median of its respective peer group of funds, except for each of VanEck Vectors Morningstar International Moat ETF and Morningstar Wide Moat ETF, which had management fees (after the effect of any applicable fee waiver) greater than the average and median of its respective peer group of funds. The Trustees also noted that the information provided showed that each Operating Fund had a total expense ratio (after the effect of any applicable expense limitation) below the average and median of its respective peer group of funds, except for each of VanEck Vectors Gaming ETF, Morningstar Global Wide Moat ETF, Morningstar International Moat ETF, Morningstar Wide Moat ETF, NDR CMG Long/Flat Allocation ETF and Video Gaming and eSports ETF, which had a total expense ratio (after the effect of any applicable expense limitation) greater than the average and median of its respective peer group of funds. With respect to these Operating Funds, the Trustees reviewed the amount by which these Operating Funds’ management fees and/or total expense ratios (after the effect of any applicable expense limitation) exceeded the average and/or median of their respective peer groups and information provided by the Adviser providing context for these comparisons. The Trustees concluded, in light of this information and the other information available to them, that the fees paid by the Operating Funds were reasonable in light of the performance of the Operating Funds and the quality of services received.

The Trustees also considered the benefits, other than the fees under the Investment Management Agreements, received by the Adviser from serving as adviser to the Funds.

The Trustees also considered information provided by the Adviser about the overall profitability of the Adviser and its profitability or loss in respect of each Operating Fund. The Trustees reviewed each Operating Fund’s asset size, expense ratio and expense cap and noted that the Investment Management Agreements do not include breakpoints in the advisory fee rates as asset levels in a Fund increase. The Trustees considered the volatility of the asset classes in which certain of the Operating Funds invest, potential variability in the net assets of these Funds and the sustainability of any potential economies of scale which may exist given where fees are currently set. The Trustees also evaluated the extent to which management fees for the Operating Funds effectively incorporate the benefits of economies of scale. The Trustees noted that the Adviser has capped expenses on each Operating Fund since its inception, although the cap was not necessarily exceeded each year. Based on the foregoing and the other information available to them, the Trustees determined that the advisory fee rate for each Operating Fund is reasonable and appropriate in relation to the current asset size of each Operating Fund and the other factors discussed above and that the advisory fee rate for each Operating Fund currently reflects an appropriate sharing with shareholders of any economies of scale which may exist. The Trustees also determined that the profits earned by the Adviser with respect to the Funds that were profitable to the Adviser were reasonable in light of the nature and quality of the services received by such Funds.

The Trustees did not consider historical information about the cost of the services provided by the Adviser or the profitability to the Adviser of VanEck Vectors Asia ex Japan Equal Weight ETF, Australia Equal Weight ETF, Australia Hedged Equal Weight ETF, Brazil Equal Weight ETF, China Equal Weight ETF, Europe Equal Weight ETF, Europe Hedged Equal Weight ETF, Germany Equal Weight ETF, Global Chemicals ETF, Hong Kong Equal Weight ETF, India Equal Weight ETF, Italy Equal Weight ETF, Japan Equal Weight ETF, Japan Hedged Equal Weight ETF, Mexico Equal Weight ETF, Russia Equal Weight ETF, South Africa Equal Weight ETF, South Korea Equal Weight ETF, Spain Equal Weight ETF, Taiwan Equal Weight ETF and United Kingdom Equal Weight ETF because the Funds had not yet commenced operations at the time of the Renewal Meeting. The Trustees also could not consider the historical performance or actual management fees or operating expenses of, or the quality of services previously provided to, each of these Funds, although they concluded that the nature, quality and extent of the services to be provided by the Adviser were appropriate based on the Trustees’ knowledge of the Adviser and its personnel and the operations of the other series of the Trust.

The Independent Trustees were advised by and met in executive session with their independent counsel at the Renewal Meeting and at their May 10, 2019 meeting as part of their consideration of the Investment Management Agreements.

53

VANECK VECTORS ETF TRUST

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS

September 30, 2019 (unaudited) (continued)

In voting to approve the continuation of the Investment Management Agreements, the Trustees, including the Independent Trustees, concluded that the terms of each Investment Management Agreement are reasonable and fair in light of the services to be performed, expenses to be incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment. The Trustees further concluded that each Investment Management Agreement is in the best interest of each Fund and such Fund’s shareholders.

54

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the respective Fund’s prospectus and summary prospectus, which includes more complete information. Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, charges and expenses of the Fund carefully before investing. To obtain a prospectus and summary prospectus, which contains this and other information, call 800.826.2333 or visit vaneck.com. Please read the prospectus and summary prospectus carefully before investing.

Additional information about the VanEck Vectors ETF Trust’s (the “Trust”) Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at https://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. The Trust’s Form N-PORT filings are available on the Commission’s website at https://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
	666 Third Avenue, New York, NY 10017
	vaneck.com
Account Assistance:	800.826.2333	INDUAR

ANNUAL REPORT September 30, 2019

VANECK VECTORS®

Morningstar Durable Dividend ETF	DURA®

Morningstar Global Wide Moat ETF	GOATTM

Morningstar International Moat ETF	MOTI®

Morningstar Wide Moat ETF	MOAT®

NDR CMG Long/Flat Allocation ETF	LFEQ®

Real Asset Allocation ETF	RAAX®

800.826.2333	vaneck.com

Certain information contained in this report represents the opinion of the investment adviser which may change at any time. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue. The information contained herein regarding each index has been provided by the relevant index provider. Also, unless otherwise specifically noted, any discussion of the Funds’ holdings, the Funds’ performance, and the views of the investment adviser are as of September 30, 2019.

VANECK VECTORS ETFs

PRESIDENT’S LETTER

September 30, 2019 (unaudited)

Dear Shareholders:

The story for 2019 is simple and familiar. Slower economic growth has been combated by expansive monetary policy. The strategies in this report are designed to help you meet your investment needs in a variety of economic environments.

A comment on global growth: the two engines of the global economy, the U.S. and China, continue to move forward, albeit at a slower pace. The latest economic statistics from China are no cause for panic. China’s services sector is expanding robustly and manufacturing is struggling but not collapsing. My blog China’s Economic Growth: Continuing Despite Headlines, explains this in greater detail.

The biggest event in the markets this summer was the surge in bonds with negative interest rates in Europe. At the end of September, nearly $15 trillion worth of debt globally carried a negative yield.1 Despite moves by the European Central Bank to stimulate, not only is the European economy slowing down, but there are also concerns about just how effective central bank actions are. Looking forward, therefore, I think investors should assess their hedge against central bank uncertainty, including by considering their gold allocations. While high interest rate environments tend to be tough for gold (it does not pay any yield), against negative interest rates, gold and other hedges against central bank impotence should be strongly considered.

We encourage you to stay in touch with us through the videos, email subscriptions and research blogs available on our website, www.vaneck.com. I have started my own email subscription where I share interesting research—you can sign up on vaneck.com. Should you have any questions regarding fund performance, please contact us at 800.826.2333 or visit our website.

We sincerely thank you for investing in VanEck’s investment strategies. On the following pages, you will find performance discussions and financial statements for each of the funds for the fiscal year ended September 30, 2019. As always, we value your continued confidence in us and look forward to helping you meet your investment goals in the future.

Jan F. van Eck

Trustee and President

VanEck Vectors ETF Trust

October 16, 2019

Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, charges and expenses of the Funds carefully before investing. To obtain a prospectus and summary prospectus, which contain this and other information, call 800.826.2333 or visit vaneck.com. Please read the prospectus and summary prospectus carefully before investing.

[1]	Financial Times: September was the busiest month ever for corporate debt issuance, September 30, 2019, https://www.ft.com/content/eef8234c-e3c0-11e9-b112-9624ec9edc59
1

VANECK VECTORS ETFs

MANAGEMENT DISCUSSION

September 30, 2019 (unaudited)

Morningstar Durable Dividend

VanEck Vectors Morningstar Durable Dividend ETF (NYSE Arca: DURA®) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Morningstar® US Dividend Valuation IndexSM (MSUSDVTU). The index is intended to track the overall performance of high dividend yielding U.S. companies with strong financial health and attractive valuations according to Morningstar.

Commencing on October 30, 2018, VanEck Vectors Morningstar Durable Dividend ETF traded for approximately eleven months and returned +13.41%* over the period. The information technology, consumer staples and utilities sectors were the top contributors to positive performance and no single sector contributed negatively to performance for the period. That is not to say that there were no companies that detracted from performance. For example, within the materials sector, strong contributions from a few companies offset negative returns from the majority of the other companies in the sector.

Morningstar Global Wide Moat

The newest addition to our Morningstar Moat Index investment lineup, VanEck Vectors Morningstar Global Wide Moat ETF (NYSE Arca: GOATTM) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Morningstar® Global Wide Moat Focus IndexSM (MSGWMFNU). The index is intended to track the overall performance of global companies with sustainable competitive advantages, i.e., “moats,” and attractive valuations according to Morningstar’s equity research team. The index contains at least 50 stocks that are reviewed each quarter.

VanEck Vectors Morningstar Global Wide Moat ETF has traded since October 30, 2018 and has returned +15.01%.* All sectors contributed positively to performance, led by the information technology, consumer discretionary, and industrials sectors. Mixed results from the largest sector weighting during the period, health care, limited its contribution to positive return. While companies in the United States contributed the most to performance, those in Japan, Brazil and Belgium detracted the most.

Morningstar International Moat

Launched over four years ago as a means to capture moat-based opportunities abroad, VanEck Vectors Morningstar International Moat ETF (NYSE Arca: MOTI®) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Morningstar® Global ex-US Moat Focus IndexSM (MGEUMFUN). The index is intended to track the overall performance of wide and narrow moat rated companies in developed and emerging markets outside the U.S. with sustainable competitive advantages at attractive prices according to Morningstar’s equity research team. The index contains at least 50 stocks that are reviewed each quarter.

For the 12 month period under review, the Fund returned -4.25%.* Of several sectors contributing positively to performance, the consumer discretionary sector contributed the most, but together their performance was not sufficient to offset those sectors detracting from performance, in particular financials—the worst performing sector. While companies in Luxembourg contributed the most to performance, those in Japan detracted the most.

Morningstar Wide Moat

VanEck Vectors Morningstar Wide Moat ETF (NYSE Arca: MOAT®), now with a seven year track record, seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Morningstar® Wide Moat Focus IndexSM (MWMFTR). The index targets U.S. companies with sustainable competitive advantages, i.e., “moats,” and attractive valuations in the view of Morningstar’s team of more than 100 equity analysts.1

According to the forward-looking process of Morningstar’s Equity Research group, companies with moats have the potential to create above-average returns for longer periods of time. The index’s approach to investing in U.S. companies with wide economic moats when they are attractively priced has resulted in long-term outperformance versus the broad U.S. equity market.

The Fund returned +9.21%* for the 12 month period under review. The primary driver of performance was the Fund’s exposure to the information technology sector. In addition, stocks in the consumer staples contributed to solid positive returns. The healthcare sector was by far the largest detractor from the Fund’s performance.

2

NDR CMG Long/Flat Allocation

VanEck Vectors® NDR CMG Long/Flat Allocation ETF (NYSE Arca: LFEQ®) returned +0.29%* in the 12 month period ended September 30, 2019. The Fund takes a guided allocation approach designed to help investors manage risk in the U.S. equity market. The Fund seeks to track the Ned Davis Research CMG US Large Cap Long/Flat Index (ticker: NDRCMGLF) from Ned Davis Research (NDR), a world-renowned provider of institutional quality research. It is a rules based index that follows a proprietary model, called Market Pulse, developed by NDR and CMG Capital Management Group, Inc. (CMG).

Market Pulse measures the overall health of the market through an evaluation of market breadth. In this case, market breadth refers to advancing and declining price trends and countertrends at the GICS®2 industry group level. The model computes a robust moving average score daily to capture multi-industry and multi-term trend and countertrend measures to gauge overall market health. It then calculates the score’s directional trend to see if it is improving or declining. Collectively, the score and its directional trend determine the equity allocation of either 100%, 80%, 40%, or 0%. At 0%, the allocation would be entirely to cash.3

The Fund’s allocation to equities changed three times during the 12 month period. In light of deteriorating market health, the Fund’s exposure to equites was first reduced from 100% to 80% on December 4, 2018.4 However, on January 15, 2019, reacting quickly to market health decreasing further, the Fund’s allocation to equities was further reduced from 80% to 40%.5 Finally, on March 25, 2019 after the fourth quarter 2018 downturn, the market’s regained confidence triggered a trade signal to increase the Fund’s equity allocation back to 100%.

Real Asset Allocation

In its pursuit of long-term total return, VanEck Vectors Real Asset Allocation ETF (NYSE Arca: RAAX®) seeks to maximize real returns, while seeking to reduce downside risk during sustained market declines. The Fund seeks to achieve this by allocating primarily to exchange-traded products that provide exposure to real assets, which include commodities, real estate, natural resources, master limited partnerships (MLPs) and infrastructure. The Fund seeks to reduce downside risk by using a rules-based approach to determine when to allocate a portion or all of its assets to cash and cash equivalents.

Over the 12 month period, the Fund returned +0.02%.* Among the sectors that contributed most positively to the Fund’s total return were gold bullion, U.S. Real Estate Investment Trusts (REITs) and global infrastructure equities. Among the sectors that detracted most from performance were oil services equities, unconventional oil and gas equities and steel equities.

3

VANECK VECTORS ETFs

MANAGEMENT DISCUSSION

September 30, 2019 (unaudited) (continued)

*	Returns based on NAV. The performance data quoted represent past performance. Past performance is not a guarantee of future results. Performance information for the Funds reflects temporary waivers of expenses and/or fees. Had the Funds incurred all expenses, investment returns would have been reduced. Investment return and value of the shares of the Funds will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted.

[1]	Equity analysts referred to are part of Morningstar’s Equity Research group which consists of various wholly-owned subsidiaries of Morningstar, Inc., including but not limited to, Morningstar Research Services LLC.

[2]	Global Industry Classification Standard (GICS®) is a widely accepted equity securities classification system developed by Morgan Stanley Capital International (MSCI) and Standard & Poor’s.

[3]	Allocations to equities (long) represented by the S&P 500 Index. The S&P 500® Index consists of 500 widely held U.S. common stocks covering the industrial, utility, financial, and transportation sectors. Allocations to cash (flat) represented by the Solactive 13-week U.S. T-bill Index. The Solactive 13-week U.S. T-bill Index is a rules-based index mirroring the performance of the current U.S. 13-week T-bill.

[4]	VanEck: Market Pulse SignalTM: Reducing Equity Exposure as Turbulence Roils Markets, December 4, 2018, https://www.vaneck.com/blogs/allocation/market-pulse-signal-reducing-equity-exposure-turbulence-roils-markets

[5]	VanEck: Market Pulse SignalTM: On Call as Uncertainty Reigned in the Market, January 15, 2019, https://www.vaneck.com/blogs/allocation/market-pulse-signal-on-call-as-uncertainty-reigned-in-the-market

[6]	VanEck: Market Pulse SignalTM: Trend Turns Positive as Concerns Persist, March 25, 2019, https://www.vaneck.com/blogs/allocation/trend-turns-positive-as-concerns-persist
4

VANECK VECTORS MORNINGSTAR DURABLE DIVIDEND ETF

PERFORMANCE COMPARISON

September 30, 2019 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns

	Share Price	NAV	MSUSDVTU[1]	Share Price	NAV	MSUSDVTU[1]
Life*	13.46%	13.41%	13.73%	13.46%	13.41%	13.73%
*	Commencement of Fund: 10/30/18; First Day of Secondary Market Trading: 10/31/2018.
[1]	The Morningstar® US Dividend Valuation IndexSM (MSUSDVTU) is a rules-based index intended to offer exposure to companies that the Index Provider determines have a high dividend yield, strong financial health and an attractive uncertainty-adjusted valuation.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price since inception. The result is compared with the Fund’s benchmark.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 11 for more information.

5

VANECK VECTORS MORNINGSTAR GLOBAL WIDE MOAT ETF

PERFORMANCE COMPARISON

September 30, 2019 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns

	Share Price	NAV	MSGWMFNU[1]	Share Price	NAV	MSGWMFNU[1]
Life*	15.26%	15.01%	15.35%	15.26%	15.01%	15.35%
*	Commencement of Fund: 10/30/18; First Day of Secondary Market Trading: 10/31/2018.
[1]	The Morningstar® Global Wide Moat Focus IndexSM (MSGWMFNU) is a rules-based index intended to offer exposure to companies that the Index Provider determines have sustainable competitive advantages based on a proprietary methodology that considers quantitative and qualitative factors.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price since inception. The result is compared with the Fund’s benchmark.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 11 for more information.

6

VANECK VECTORS MORNINGSTAR INTERNATIONAL MOAT ETF

PERFORMANCE COMPARISON

September 30, 2019 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns

	Share Price	NAV	MGEUMFUN[1]	Share Price	NAV	MGEUMFUN[1]
One Year	(4.08)%	(4.25)%	(3.91)%	(4.08)%	(4.25)%	(3.91)%
Life*	3.04%	3.11%	3.83%	13.47%	13.78%	17.15%
*	Commencement of Fund: 7/13/15; First Day of Secondary Market Trading: 7/14/15.
[1]	Morningstar® Global ex-US Moat Focus IndexSM (MGEUMFUN) is a rules-based index intended to offer exposure to companies that Morningstar, Inc. determines have sustainable competitive advantages based on a proprietary methodology that considers quantitative and qualitative factors (“wide and narrow moat companies”).

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price since inception. The result is compared with the Fund’s benchmark.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 11 for more information.

7

VANECK VECTORS MORNINGSTAR WIDE MOAT ETF

PERFORMANCE COMPARISON

September 30, 2019 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns

	Share Price	NAV	MWMFTR[1]	Share Price	NAV	MWMFTR[1]
One Year	9.21%	9.21%	9.77%	9.21%	9.21%	9.77%
Five Year	11.52%	11.54%	12.15%	72.53%	72.68%	77.41%
Life*	14.40%	14.39%	14.97%	171.87%	171.76%	182.11%
*	Commencement of Fund: 4/24/12; First Day of Secondary Market Trading: 4/25/12.
[1]	Morningstar® Wide Moat Focus IndexSM (MWMFTR) is a rules-based index intended to offer exposure to companies that Morningstar, Inc. determines have sustainable competitive advantages based on a proprietary methodology that considers quantitative and qualitative factors (“wide moat companies”).

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price since inception. The result is compared with the Fund’s benchmark.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 11 for more information.

8

VANECK VECTORS NDR CMG LONG/FLAT ALLOCATION ETF

PERFORMANCE COMPARISON

September 30, 2019 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns

	Share Price	NAV	NDRCMGLF[1]	Share Price	NAV	NDRCMGLF[1]
One Year	0.39%	0.29%	0.69%	0.39%	0.29%	0.69%
Life*	6.63%	6.61%	7.18%	13.61%	13.57%	14.79%
*	Commencement of Fund: 10/04/17; First Day of Secondary Market Trading: 10/05/17.
[1]	The Ned Davis Research CMG US Large Cap Long/Flat Index (the “NDR CMG Index”) (NDRCMGLF) is a rules-based index that follows a proprietary model developed by Ned Davis Research, Inc. in conjunction with CMG Capital Management Group, Inc. To help limit potential loss associated with adverse market conditions, the model produces trade signals to dictate the NDR CMG Index’s equity allocation ranging from 100% fully invested (i.e., “long”) to 100% in cash (i.e., “flat”). When the NDR CMG Index is long, or 100% fully invested, it will be allocated to the S&P 500 Index. When the NDR CMG Index is flat, or 100% cash, it will be allocated to the Solactive 13-week U.S. T-bill Index.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price since inception. The result is compared with the Fund’s benchmark.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 11 for more information.

9

VANECK VECTORS REAL ASSET ALLOCATION ETF

PERFORMANCE COMPARISON

September 30, 2019 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns

	Share Price	NAV	RABLND[1]	Share Price	NAV	RABLND[1]
One Year	0.01%	0.02%	(0.82)%	0.01%	0.02%	(0.82)%
Life*	0.65%	0.58%	1.01%	0.96%	0.86%	1.49%
*	Commencement of Fund: 4/9/2018; First Day of Secondary Market Trading: 4/10/2018.
[1]	The Blended Real Asset Index (RABLND) is calculated by Van Eck Absolute Return Advisers Corporation and comprises an equally weighted blend of the returns of Bloomberg Commodity Index, S&P Real Assets Equity Index, and VanEck® Natural Resources Index. Equal weightings are reset monthly.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price since inception. The result is compared with the Fund’s benchmark.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 11 for more information.

10

VANECK VECTORS ETF TRUST

ABOUT FUND PERFORMANCE

(unaudited)

The price used to calculate market return (Share Price) is determined by using the closing price listed on its primary listing exchange. Since the shares of each Fund did not trade in the secondary market until after each Fund’s commencement, for the period from commencement to the first day of secondary market trading in shares of each Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for each Fund reflects temporary waivers of expenses and/or fees. Had each Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of each Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund returns reflect reinvestment of dividends and capital gains distributions. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Shares may trade at a premium or discount to their NAV in the secondary market.

The net asset value (NAV) of each VanEck Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of each fund; it is calculated by taking the total assets of each fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAVs are not necessarily the same as each ETF’s intraday trading value. VanEck Vectors ETF investors should not expect to buy or sell fund shares at NAV.

Index returns are not Fund returns and do not reflect any management fees or brokerage expenses. Certain indices may take into account withholding taxes. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses. Index returns assume that dividends have been reinvested.

The Morningstar® Global ex-US Moat Focus IndexSM, Morningstar® Global Wide Moat Focus IndexSM, Morningstar® US Dividend Valuation IndexSM and Morningstar® Wide Moat Focus IndexSM are published by Morningstar. The Morningstar name and logo are registered trademarks of Morningstar. Morningstar Global ex-US Moat Focus IndexSM, Morningstar Global Wide Moat Focus IndexSM, Morningstar® US Dividend Valuation IndexSM and Morningstar Wide Moat Focus IndexSM are service marks of Morningstar. The Ned Davis Research CMG US Large Cap Long/Flat Index is published by Ned Davis Research, Inc. (“NDR”). The Blended Real Asset Index is calculated by Van Eck Absolute Return Advisers Corporation.

Morningstar and NDR are referred to herein as the “Index Providers”. The Index Providers do not sponsor, endorse, or promote the Funds and bear no liability with respect to the Funds or any security.

Premium/discount information regarding how often the closing trading price of the Shares of each Fund were above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund for each of the four previous calendar quarters and the immediately preceding five years (if applicable) can be found at www.vaneck.com.

11

VANECK VECTORS ETF TRUST

EXPLANATION OF EXPENSES

(unaudited)

Hypothetical $1,000 investment at beginning of period

As a shareholder of a Fund, you incur operating expenses, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2019 to September 30, 2019.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value April 1, 2019	Ending Account Value September 30, 2019	Annualized Expense Ratio During Period	Expenses Paid During the Period* April 1, 2019 — September 30, 2019
Morningstar Durable Dividend ETF
Actual	$1,000.00	$1,051.10	0.29%	$1.49
Hypothetical**	$1,000.00	$1,023.61	0.29%	$1.47
Morningstar Global Wide Moat ETF
Actual	$1,000.00	$1,064.10	0.58%	$3.00
Hypothetical**	$1,000.00	$1,022.16	0.58%	$2.94
Morningstar International Moat ETF
Actual	$1,000.00	$981.50	0.57%	$2.83
Hypothetical**	$1,000.00	$1,022.21	0.57%	$2.89
Morningstar Wide Moat ETF
Actual	$1,000.00	$1,075.30	0.49%	$2.55
Hypothetical**	$1,000.00	$1,022.61	0.49%	$2.48
NDR CMG Long/Flat Allocation ETF
Actual	$1,000.00	$1,057.80	0.57%	$2.94
Hypothetical**	$1,000.00	$1,022.21	0.57%	$2.89
Real Asset Allocation ETF
Actual	$1,000.00	$1,001.30	0.55%	$2.76
Hypothetical**	$1,000.00	$1,022.31	0.55%	$2.79
*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended September 30, 2019) multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of days in the fiscal year (to reflect the one-half year period).
**	Assumes annual return of 5% before expenses
12

VANECK VECTORS MORNINGSTAR DURABLE DIVIDEND ETF

SCHEDULE OF INVESTMENTS

September 30, 2019

Number of Shares		Value

COMMON STOCKS: 99.5%
Banks: 6.7%
7,543	JPMorgan Chase & Co.	$887,736
5,980	U.S. Bancorp	330,933
		1,218,669
Capital Goods: 10.6%
2,939	3M Co.	483,172
427	Dover Corp.	42,512
2,027	Eaton Corp. Plc	168,545
2,791	Emerson Electric Co.	186,606
848	General Dynamics Corp.	154,955
2,102	Honeywell International, Inc.	355,658
202	Hubbell, Inc.	26,543
2,837	Johnson Controls International Plc	124,516
856	Lockheed Martin Corp.	333,891
242	MSC Industrial Direct Co., Inc.	17,552
448	Pentair Plc	16,934
129	WW Grainger, Inc.	38,332
		1,949,216
Commercial & Professional Services: 0.1%
380	Robert Half International, Inc.	21,151
Consumer Services: 3.3%
457	Darden Restaurants, Inc.	54,027
2,547	McDonald’s Corp.	546,866
		600,893
Diversified Financials: 3.6%
3,296	Bank of New York Mellon Corp.	149,012
533	BlackRock, Inc.	237,526
516	Eaton Vance Corp.	23,184
166	Evercore, Inc.	13,297
471	Federated Investors, Inc.	15,265
1,522	Franklin Resources, Inc.	43,925
1,635	Janus Henderson Group Plc	36,722
868	T. Rowe Price Group, Inc.	99,169
980	TD Ameritrade Holding Corp.	45,766
		663,866
Energy: 14.7%
7,186	Chevron Corp.	852,260
12,758	Exxon Mobil Corp.	900,842
12,937	Kinder Morgan, Inc.	266,632
2,921	ONEOK, Inc.	215,249
2,094	Phillips 66	214,426
10,553	Williams Companies, Inc.	253,905
		2,703,314
Food, Beverage & Tobacco: 5.3%
3,260	General Mills, Inc.	179,691
5,794	PepsiCo, Inc.	794,357
		974,048
Health Care Equipment & Services: 0.3%
408	Quest Diagnostics, Inc.	43,668
Household & Personal Products: 1.2%
3,022	Colgate-Palmolive Co.	222,147
Insurance: 0.7%
847	The Travelers Companies, Inc.	125,940
Number of Shares		Value

Materials: 1.1%
694	Air Products & Chemicals, Inc.	$153,971
795	CF Industries Holdings, Inc.	39,114
132	Sensient Technologies Corp.	9,062
		202,147
Pharmaceuticals/Biotechnology: 23.0%
2,669	Amgen, Inc.	516,478
8,174	Bristol-Myers Squibb Co.	414,504
2,916	Eli Lilly & Co.	326,096
6,774	Gilead Sciences, Inc.	429,336
6,703	Johnson & Johnson	867,234
9,973	Merck and Co., Inc.	839,527
23,057	Pfizer, Inc.	828,438
		4,221,613
Retailing: 0.2%
383	Tiffany & Co.	35,477
Semiconductor: 8.0%
1,944	Broadcom, Inc.	536,680
15,967	Intel Corp.	822,780
1,280	Maxim Integrated Products, Inc.	74,125
494	Skyworks Solutions, Inc.	39,150
		1,472,735
Software & Services: 1.0%
1,404	Paychex, Inc.	116,209
992	Sabre Corp.	22,216
2,139	The Western Union Co.	49,561
		187,986
Technology Hardware & Equipment: 0.5%
952	TE Connectivity Ltd.	88,707
Telecommunication Services: 9.8%
23,801	AT&T, Inc.	900,630
252	Cogent Communications Holdings, Inc.	13,885
14,642	Verizon Communications, Inc.	883,791
		1,798,306
Transportation: 2.2%
454	CH Robinson Worldwide, Inc.	38,490
2,256	Union Pacific Corp.	365,427
		403,917
Utilities: 7.2%
291	Avangrid, Inc.	15,205
2,845	CenterPoint Energy, Inc.	85,862
5,420	Dominion Energy, Inc.	439,237
4,337	Duke Energy Corp.	415,745
1,793	Edison International	135,228
538	Pinnacle West Capital Corp.	52,224
5,833	PPL Corp.	183,681
		1,327,182
Total Common Stocks (Cost: $18,190,912)		18,260,982

See Notes to Financial Statements

13

VANECK VECTORS MORNINGSTAR DURABLE DIVIDEND ETF

SCHEDULE OF INVESTMENTS

(continued)

Number of Shares		Value

MONEY MARKET FUND: 0.6% (Cost: $110,757)
110,757	Dreyfus Government Cash Management Fund — Institutional Shares	$110,757
Total Investments: 100.1% (Cost: $18,301,669)		18,371,739
Liabilities in excess of other assets: (0.1)%		(16,679)
NET ASSETS: 100.0%		$18,355,060

Summary of Investments by Sector	% of Investments	Value
Communication Services	9.8%	$1,798,306
Consumer Discretionary	3.5	636,370
Consumer Staples	6.5	1,196,195
Energy	14.7	2,703,314
Financials	11.0	2,008,475
Health Care	23.2	4,265,281
Industrials	12.9	2,374,284
Information Technology	9.5	1,749,428
Materials	1.1	202,147
Utilities	7.2	1,327,182
Money Market Fund	0.6	110,757
	100.0%	$18,371,739

The summary of inputs used to value the Fund’s investments as of September 30, 2019 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks*	$18,260,982	$—	$—	$18,260,982
Money Market Fund	110,757	—	—	110,757
Total	$18,371,739	$—	$—	$18,371,739

*	See Schedule of Investments for industry sector breakouts.

See Notes to Financial Statements

14

VANECK VECTORS MORNINGSTAR GLOBAL WIDE MOAT ETF

SCHEDULE OF INVESTMENTS

September 30, 2019

Number of Shares		Value

COMMON STOCKS: 99.9%
Australia: 4.0%
2,883	Australia & New Zealand Banking Group Ltd. #	$55,340
7,568	Brambles Ltd. #	58,238
1,000	Commonwealth Bank of Australia #	54,509
3,057	National Australia Bank Ltd. #	61,248
		229,335
Belgium: 2.1%
1,254	Anheuser-Busch InBev SA/NV #	119,383
Brazil: 0.9%
11,600	Ambev SA	53,608
Canada: 6.0%
240	Canadian Pacific Railway Ltd.	53,369
3,290	Enbridge, Inc.	115,548
1,458	Royal Bank of Canada	118,347
988	Toronto-Dominion Bank	57,646
		344,910
China / Hong Kong: 3.8%
330	Alibaba Group Holding Ltd. (ADR) *	55,186
1,300	Tencent Holdings Ltd. #	54,365
2,489	Yum China Holdings, Inc. (USD)	113,075
		222,626
Denmark: 2.0%
2,258	Novo Nordisk AS #	116,709
France: 5.3%
865	Essilor International SA #	124,744
1,319	Sanofi SA #	122,211
662	Schneider Electric SE #	57,900
		304,855
Ireland: 4.0%
1,105	Allegion Plc (USD)	114,533
1,106	Medtronic Plc (USD)	120,134
		234,667
Japan: 2.8%
2,400	Japan Tobacco, Inc. #	52,607
1,500	Kao Corp. #	111,317
		163,924
Mexico: 1.9%
6,100	Grupo Aeroportuario del Pacifico, SAB de CV	58,670
3,360	Grupo Aeroportuario del Sureste, SAB de CV	51,333
		110,003
Switzerland: 3.0%
712	Cie Financiere Richemont SA #	52,226
417	Roche Holding AG #	121,525
		173,751
United Kingdom: 6.0%
5,707	GlaxoSmithKline Plc #	122,601
1,462	Reckitt Benckiser Group Plc #	114,407
936	Unilever NV (EUR) #	56,217
949	Unilever Plc #	57,164
		350,389
Number of Shares		Value

United States: 58.1%
98	Alphabet, Inc. *	$119,672
1,182	Altria Group, Inc.	48,344
30	Amazon.com, Inc. *	52,077
493	American Express Co.	58,312
605	Amgen, Inc.	117,074
2,032	Bank of America Corp.	59,273
550	Berkshire Hathaway, Inc. *	114,411
134	BlackRock, Inc.	59,716
1,146	Bristol-Myers Squibb Co.	58,114
851	Cerner Corp.	58,013
1,747	Cheniere Energy, Inc. *	110,166
719	Dominion Energy, Inc.	58,268
869	Emerson Electric Co.	58,101
424	Equifax, Inc.	59,644
605	Facebook, Inc. *	107,738
815	Gilead Sciences, Inc.	51,655
1,088	Guidewire Software, Inc. *	114,653
1,101	Intel Corp.	56,735
482	Kansas City Southern	64,111
911	Kellogg Co.	58,623
497	KLA-Tencor Corp.	79,247
557	McDonald’s Corp.	119,593
701	Merck and Co., Inc.	59,010
609	Microchip Technology, Inc.	56,582
846	Microsoft Corp.	117,619
1,066	Mondelez International, Inc.	58,971
1,340	NIKE, Inc.	125,853
426	PepsiCo, Inc.	58,405
1,312	Pfizer, Inc.	47,140
1,493	Philip Morris International, Inc.	113,364
301	Raytheon Co.	59,053
732	Salesforce.com, Inc. *	108,658
229	ServiceNow, Inc. *	58,132
639	Starbucks Corp.	56,500
484	T. Rowe Price Group, Inc.	55,297
5,241	The Western Union Co.	121,434
254	Tyler Technologies, Inc. *	66,675
866	United Technologies Corp.	118,226
226	UnitedHealth Group, Inc.	49,114
406	Veeva Systems, Inc. *	61,992
836	Walt Disney Co.	108,948
511	Yum! Brands, Inc.	57,963
893	Zimmer Biomet Holdings, Inc.	122,582
		3,365,058
Total Common Stocks (Cost: $5,347,174)		5,789,218
MONEY MARKET FUND: 0.3% (Cost: $17,724)
17,724	Dreyfus Government Cash Management Fund — Institutional Shares	17,724
Total Investments: 100.2% (Cost: $5,364,898)		5,806,942
Liabilities in excess of other assets: (0.2)%		(13,751)
NET ASSETS: 100.0%		$5,793,191

See Notes to Financial Statements

15

VANECK VECTORS MORNINGSTAR GLOBAL WIDE MOAT ETF

SCHEDULE OF INVESTMENTS

(continued)

Definitions:

ADR	American Depositary Receipt
EUR	Euro
USD	United States Dollar

Footnotes:

*	Non-income producing
#	Security has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $1,512,711 which represents 26.1% of net assets.

Summary of Investments by Sector	% of Investments	Value
Communication Services	6.7%	$390,723
Consumer Discretionary	13.0	757,217
Consumer Staples	15.5	902,410
Energy	3.9	225,714
Financials	12.0	694,099
Health Care	21.2	1,227,874
Industrials	13.0	753,178
Information Technology	13.4	779,735
Utilities	1.0	58,268
Money Market Fund	0.3	17,724
	100.0%	$5,806,942

The summary of inputs used to value the Fund’s investments as of September 30, 2019 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Australia	$—	$229,335	$—	$229,335
Belgium	—	119,383	—	119,383
Brazil	53,608	—	—	53,608
Canada	344,910	—	—	344,910
China / Hong Kong	168,261	54,365	—	222,626
Denmark	—	116,709	—	116,709
France	—	304,855	—	304,855
Ireland	234,667	—	—	234,667
Japan	—	163,924	—	163,924
Mexico	110,003	—	—	110,003
Switzerland	—	173,751	—	173,751
United Kingdom	—	350,389	—	350,389
United States	3,365,058	—	—	3,365,058
Money Market Fund	17,724	—	—	17,724
Total	$4,294,231	$1,512,711	$—	$5,806,942

See Notes to Financial Statements

16

VANECK VECTORS MORNINGSTAR INTERNATIONAL MOAT ETF

SCHEDULE OF INVESTMENTS

September 30, 2019

Number of Shares		Value

COMMON STOCKS: 100.1%
Australia: 2.9%
221,035	Link Administration Holdings Ltd. #	$851,120
669,953	Telstra Corp. Ltd. #	1,586,923
		2,438,043
Belgium: 3.2%
9,433	Anheuser-Busch InBev SA/NV #	898,035
26,298	KBC Group NV #	1,708,482
		2,606,517
Canada: 8.0%
10,559	Canadian Imperial Bank of Commerce	871,756
58,880	CI Financial Corp.	859,630
166,971	Comeco Corp.	1,586,477
48,144	Enbridge, Inc.	1,690,858
32,179	Nutrien Ltd.	1,604,089
		6,612,810
China / Hong Kong: 27.5%
4,070,000	Agricultural Bank of China Ltd. #	1,593,451
4,764	Alibaba Group Holding Ltd. (ADR) *	796,684
4,105,000	Bank of China Ltd. #	1,609,514
340,500	Beijing Enterprises Holdings Ltd. #	1,566,394
2,048,000	China Construction Bank Corp. #	1,560,154
190,000	China Mobile Ltd. #	1,573,572
770,000	China Shenhua Energy Co. Ltd. #	1,545,557
221,500	CK Asset Holdings Ltd. #	1,500,358
125,000	CK Infrastructure Holdings Ltd. #	840,444
23,691	Ctrip.com International Ltd. (ADR) *	693,909
2,319,000	Industrial & Commercial Bank of China Ltd. #	1,553,243
171,200	Sands China Ltd. #	773,430
243,200	Sinopharm Group Co. Ltd. #	760,072
852,000	SJM Holdings Ltd. #	808,988
104,500	Sun Hung Kai Properties Ltd. #	1,501,417
37,800	Tencent Holdings Ltd. #	1,580,753
146,000	Wharf Real Estate Investment Co. Ltd. #	797,208
36,377	Yum China Holdings, Inc. (USD)	1,652,607
		22,707,755
France: 4.1%
9,557	Iliad SA #	897,805
109,937	Orange SA #	1,721,122
15,557	Publicis Groupe SA #	765,661
		3,384,588
Germany: 1.8%
11,278	Bayer AG #	794,752
6,895	Siemens AG #	738,245
		1,532,997
Italy: 1.1%
1,527,891	Telecom Italia SpA * #	872,605
Japan: 17.7%
27,000	Calbee, Inc. #	842,604
19,900	Denso Corp. #	879,736
74,600	Japan Tobacco, Inc. #	1,635,215
64,300	KDDI Corp. #	1,678,540
29,700	LINE Corp. * #	1,066,290
23,800	MEIJI Holdings Co. Ltd. #	1,741,710
18,700	Murata Manufacturing Co. Ltd. #	906,762
12,700	Nidec Corp. #	1,720,649
22,800	Seven & i Holdings Co. Ltd. #	874,221
Number of Shares		Value

Japan: (continued)
48,300	Takeda Pharmaceutical Co. Ltd. #	$1,658,214
28,900	Yakult Honsha Co. Ltd. #	1,623,137
		14,627,078
Luxembourg: 1.9%
31,568	Millicom International Cellular SA (SEK) #	1,533,752
Mexico: 1.1%
1,184,100	America Movil SAB de CV	878,000
Netherlands: 3.1%
19,572	Koninklijke Philips NV #	904,611
55,777	Royal Dutch Shell Plc #	1,639,484
		2,544,095
Singapore: 4.0%
646,000	CapitaLand Ltd. #	1,650,393
1,297,200	Genting Singapore Ltd. #	825,484
105,300	Oversea-Chinese Banking Corp. Ltd. #	827,356
		3,303,233
Spain: 4.1%
57,655	Grifols SA #	1,699,950
218,608	Telefonica SA #	1,670,798
		3,370,748
Switzerland: 6.2%
83,929	ABB Ltd. #	1,652,027
17,255	LafargeHolcim Ltd. #	850,468
6,113	Roche Holding AG #	1,781,496
72,383	UBS Group AG #	822,610
		5,106,601
Taiwan: 2.4%
14,000	Largan Precision Co. Ltd. #	2,002,574
United Kingdom: 11.0%
133,038	BP Plc #	844,116
319,277	BT Group Plc #	701,873
42,386	GlaxoSmithKline Plc #	910,559
210,293	HSBC Holdings Plc #	1,614,923
2,447,679	Lloyds Banking Group Plc #	1,626,245
128,204	Meggitt Plc #	1,002,357
73,083	Rolls-Royce Holdings Plc #	711,725
42,896	Smiths Group Plc #	829,565
435,965	Vodafone Group Plc #	870,518
		9,111,881
Total Common Stocks (Cost: $86,705,433)		82,633,277
MONEY MARKET FUND: 0.1% (Cost: $90,614)
90,614	Dreyfus Government Cash Management Fund — Institutional Shares	90,614
Total Investments: 100.2% (Cost: $86,796,047)		82,723,891
Liabilities in excess of other assets: (0.2)%		(173,669)
NET ASSETS: 100.0%		$82,550,222

See Notes to Financial Statements

17

VANECK VECTORS MORNINGSTAR INTERNATIONAL MOAT ETF

SCHEDULE OF INVESTMENTS

(continued)

Definitions:

ADR	American Depositary Receipt
SEK	Swedish Krona
USD	United States Dollar

Footnotes:

*	Non-income producing
#	Security has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $71,999,267 which represents 87.2% of net assets.

Summary of Investments by Sector	% of Investments	Value
Communication Services	21.0%	$17,398,212
Consumer Discretionary	7.8	6,430,838
Consumer Staples	9.2	7,614,922
Energy	8.8	7,306,492
Financials	17.7	14,647,364
Health Care	10.3	8,509,654
Industrials	8.0	6,654,568
Information Technology	4.6	3,760,456
Materials	3.0	2,454,557
Real Estate	6.6	5,449,376
Utilities	2.9	2,406,838
Money Market Fund	0.1	90,614
	100.0%	$82,723,891

The summary of inputs used to value the Fund’s investments as of September 30, 2019 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Australia	$—	$2,438,043	$—	$2,438,043
Belgium	—	2,606,517	—	2,606,517
Canada	6,612,810	—	—	6,612,810
China / Hong Kong	3,143,200	19,564,555	—	22,707,755
France	—	3,384,588	—	3,384,588
Germany	—	1,532,997	—	1,532,997
Italy	—	872,605	—	872,605
Japan	—	14,627,078	—	14,627,078
Luxembourg	—	1,533,752	—	1,533,752
Mexico	878,000	—	—	878,000
Netherlands	—	2,544,095	—	2,544,095
Singapore	—	3,303,233	—	3,303,233
Spain	—	3,370,748	—	3,370,748
Switzerland	—	5,106,601	—	5,106,601
Taiwan	—	2,002,574	—	2,002,574
United Kingdom	—	9,111,881	—	9,111,881
Money Market Fund	90,614	—	—	90,614
Total	$10,724,624	$71,999,267	$—	$82,723,891

See Notes to Financial Statements

18

VANECK VECTORS MORNINGSTAR WIDE MOAT ETF

SCHEDULE OF INVESTMENTS

September 30, 2019

Number of Shares		Value

COMMON STOCKS: 100.0%
Automobiles & Components: 1.2%
819,114	Harley-Davidson, Inc.	$29,463,531
Banks: 2.6%
1,283,882	Wells Fargo & Co.	64,759,008
Capital Goods: 11.2%
458,235	Caterpillar, Inc.	57,879,663
942,055	Emerson Electric Co.	62,985,797
337,111	General Dynamics Corp.	61,600,293
165,198	Raytheon Co.	32,410,196
463,724	United Technologies Corp.	63,307,600
		278,183,549
Consumer Durables & Apparel: 5.1%
717,137	NIKE, Inc.	67,353,507
674,653	Polaris Industries, Inc.	59,376,210
		126,729,717
Consumer Services: 2.5%
126,678	Domino’s Pizza, Inc.	30,984,172
149,960	McDonald’s Corp.	32,197,912
		63,182,084
Diversified Financials: 10.0%
149,609	Berkshire Hathaway, Inc. *	31,121,664
136,822	BlackRock, Inc.	60,973,356
1,468,358	Charles Schwab Corp.	61,421,415
1,060,219	State Street Corp.	62,754,363
274,007	T. Rowe Price Group, Inc.	31,305,300
		247,576,098
Energy: 4.6%
936,076	Cheniere Energy, Inc. *	59,028,953
1,204,898	Core Laboratories NV	56,172,345
		115,201,298
Food, Beverage & Tobacco: 8.9%
705,593	Altria Group, Inc.	28,858,754
731,077	Campbell Soup Co. †	34,302,133
564,636	General Mills, Inc.	31,122,736
1,031,413	Kellogg Co.	66,371,427
799,242	Philip Morris International, Inc.	60,686,445
		221,341,495
Health Care Equipment & Services: 10.1%
461,790	Cerner Corp.	31,480,224
591,618	Medtronic Plc	64,261,547
253,839	UnitedHealth Group, Inc.	55,164,291
220,643	Veeva Systems, Inc. *	33,689,980
477,425	Zimmer Biomet Holdings, Inc.	65,536,130
		250,132,172
Materials: 2.4%
1,069,016	Compass Minerals International, Inc.	60,388,714
Media & Entertainment: 6.1%
26,588	Alphabet, Inc. *	32,467,670
695,018	Comcast Corp.	31,331,411
323,654	Facebook, Inc. *	57,636,304
680,022	John Wiley & Sons, Inc.	29,880,167
		151,315,552
Pharmaceuticals/Biotechnology: 12.3%
323,779	Amgen, Inc.	62,654,474
258,678	Biogen Idec, Inc. *	60,225,412
1,245,965	Bristol-Myers Squibb Co.	63,182,885
Number of Shares		Value

Pharmaceuticals/Biotechnology: (continued)
893,003	Gilead Sciences, Inc.	$56,598,530
380,537	Merck and Co., Inc.	32,033,605
842,787	Pfizer, Inc.	30,281,337
		304,976,243
Retailing: 2.3%
33,111	Amazon.com, Inc. *	57,477,716
Semiconductor: 8.1%
685,256	Applied Materials, Inc.	34,194,274
1,223,407	Intel Corp.	63,042,163
262,146	KLA-Tencor Corp.	41,799,180
675,488	Microchip Technology, Inc.	62,759,590
		201,795,207
Software & Services: 10.1%
359,802	Blackbaud, Inc.	32,504,513
582,191	Guidewire Software, Inc. *	61,351,288
231,562	Microsoft Corp.	32,194,065
392,061	Salesforce.com, Inc. *	58,197,535
124,390	ServiceNow, Inc. *	31,576,401
1,472,496	The Western Union Co.	34,117,732
		249,941,534
Utilities: 2.5%
781,352	Dominion Energy, Inc.	63,320,766
Total Common Stocks (Cost: $2,365,668,308)		2,485,784,684

Principal Amount
SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES ON LOAN: 0.0%
Repurchase Agreements: 0.0%
$716,834	Repurchase agreement dated 9/30/19 with Citigroup Global Markets, Inc., 2.30%, due 10/1/19, proceeds $716,880; (collateralized by various U.S. government and agency obligations, 0.25% to 3.13%, due 7/31/21 to 2/15/49, valued at $731,179 including accrued interest)	716,834
1,000,000	Repurchase agreement dated 9/30/19 with Credit Agricole CIB, 2.30%, due 10/1/19, proceeds $1,000,064; (collateralized by various U.S. government and agency obligations, 2.05% to 4.38%, due 3/31/20 to 11/15/39, valued at $1,020,000 including accrued interest)	1,000,000
Total Short-Term Investments Held as Collateral for Securities on Loan (Cost: $1,716,834)		1,716,834
Total Investments: 100.0% (Cost: $2,367,385,142)		2,487,501,518
Liabilities in excess of other assets: (0.0)%		(1,126,451)
NET ASSETS: 100.0%		$2,486,375,067

See Notes to Financial Statements

19

VANECK VECTORS MORNINGSTAR WIDE MOAT ETF

SCHEDULE OF INVESTMENTS

(continued)

Footnotes:

*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $1,675,091.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Communication Services	6.1%	$151,315,552
Consumer Discretionary	11.1	276,853,048
Consumer Staples	8.9	221,341,495
Energy	4.6	115,201,298
Financials	12.6	312,335,106
Health Care	22.3	555,108,415
Industrials	11.2	278,183,549
Information Technology	18.2	451,736,741
Materials	2.4	60,388,714
Utilities	2.6	63,320,766
	100.0%	$2,485,784,684

The summary of inputs used to value the Fund’s investments as of September 30, 2019 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks*	$2,485,784,684	$—	$—	$2,485,784,684
Repurchase Agreements	—	1,716,834	—	1,716,834
Total	$2,485,784,684	$1,716,834	$—	$2,487,501,518

*	See Schedule of Investments for industry sector breakouts.

See Notes to Financial Statements

20

VANECK VECTORS NDR CMG LONG/FLAT ALLOCATION ETF

SCHEDULE OF INVESTMENTS

September 30, 2019

Number of Shares		Value

EXCHANGE TRADED FUND: 100.0% (a) (Cost: $61,346,180)
241,519	Vanguard S&P 500 ETF	$65,838,079
Total Investments: 100.0% (Cost: $61,346,180)		65,838,079
Other assets less liabilities: 0.0%		12,480
NET ASSETS: 100.0%		$65,850,559

Footnotes:

(a)	The underlying fund’s shareholder reports and registration documents are available free of charge on the SEC’s website at https://www.sec.gov

Summary of Investments by Sector	% of Investments	Value
Exchange Traded Fund	100.0%	$65,838,079

The summary of inputs used to value the Fund’s investments as of September 30, 2019 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Exchange Traded Fund	$65,838,079	$—	$—	$65,838,079

See Notes to Financial Statements

21

VANECK VECTORS REAL ASSET ALLOCATION ETF

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2019

Number of Shares		Value

EXCHANGE TRADED FUNDS: 55.1% (a)
51,030	Global X MLP & Energy Infrastructure ETF	$627,669
98,829	Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF	1,543,709
25,138	iShares Global Infrastructure ETF	1,170,174
238,147	iShares Gold Trust *	3,357,873
22,686	iShares MSCI Global Metals & Mining Producers ETF	603,901
228,258	SPDR Gold MiniShares Trust *	3,355,393
9,563	VanEck Vectors Agribusiness ETF ‡	629,819
40,296	VanEck Vectors Coal ETF ‡	438,018
23,338	VanEck Vectors Gold Miners ETF ‡	623,358
54,922	VanEck Vectors Oil Services ETF ‡	645,333
19,413	VanEck Vectors Steel ETF ‡	658,101
44,165	VanEck Vectors Unconventional Oil & Gas ETF ‡	459,934
27,580	Vanguard Real Estate ETF	2,571,835
Total Exchange Traded Funds (Cost: $15,921,806)		16,685,117
Principal Amount		Value

SHORT-TERM INVESTMENTS: 37.4%
United States Treasury Obligations: 37.4% (Cost: $11,342,995)
$11,376,000	United States Treasury Bill,
	1.95% 11/29/19	$11,342,487

Number of Shares
MONEY MARKET FUND: 0.3% (a) (Cost: $90,157)
90,157	Dreyfus Government Cash Management Fund — Institutional Shares	90,157
Total Investments: 92.8% (Cost: $27,354,958)		28,117,761
Other assets less liabilities: 7.2%		2,186,939
NET ASSETS: 100.0%		$30,304,700

Footnotes:

(a)	Each underlying fund’s shareholder reports and registration documents are available free of charge on the SEC’s website at https://www.sec.gov
‡	Affiliated issuer – as defined under the Investment Company Act of 1940.
*	Non-income producing

A summary of the Fund’s transactions in securities of affiliates for the year ended September 30, 2019 is set forth below:

Affiliates	Value 09/30/18	Purchases	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Net Change in Unrealized Appreciation (Depreciation)	Value 09/30/19
VanEck Vectors Agribusiness ETF	$761,332	$2,808,102	$(2,813,753)	$(91,833)	$—	$(34,029)	$629,819
VanEck Vectors Coal ETF	—	2,744,803	(2,093,043)	(150,176)	—	(63,566)	438,018
VanEck Vectors Gold Miners ETF	—	7,113,431	(6,580,836)	94,362	—	(3,599)	623,358
VanEck Vectors Oil Services ETF	759,353	4,302,136	(3,868,606)	(454,700)	—	(92,850)	645,333
VanEck Vectors Steel ETF	—	2,990,288	(2,029,653)	(256,362)	—	(46,172)	658,101
VanEck Vectors Unconventional Oil & Gas ETF	760,854	3,614,373	(3,592,639)	(247,602)	—	(75,052)	459,934
	$2,281,539	$23,573,133	$(20,978,530)	$(1,106,311)	$—	$(315,268)	$3,454,563

See Notes to Financial Statements

22

Summary of Investments by Sector	% of Investments	Value
Agribusiness	2.2%	$629,819
Coal	1.6	438,018
Diversified Commodities Futures	5.5	1,543,709
Global Metals and Mining	2.2	603,901
Gold Bullion	23.9	6,713,266
Gold Mining	2.2	623,358
Government	40.3	11,342,487
Master Limited Partnerships	2.2	627,669
Oil Services	2.3	645,333
Steel	2.3	658,101
Unconventional Oil & Gas	1.6	459,934
US Real Estate Investment Trusts	9.2	2,571,835
Utilities	4.2	1,170,174
Money Market Fund	0.3	90,157
	100.0%	$28,117,761

The summary of inputs used to value the Fund’s investments as of September 30, 2019 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Exchange Traded Funds	$16,685,117	$—	$—	$16,685,117
United States Treasury Obligations	—	11,342,487	—	11,342,487
Money Market Fund	90,157	—	—	90,157
Total	$16,775,274	$11,342,487	$—	$28,117,761

See Notes to Financial Statements

23

VANECK VECTORS ETF TRUST

STATEMENTS OF ASSETS AND LIABILITIES

September 30, 2019

	Morningstar Durable Dividend ETF	Morningstar Global Wide Moat ETF	Morningstar International Moat ETF	Morningstar Wide Moat ETF
Assets:
Investments, at value (1)
Unaffiliated issuers (2)	$18,371,739	$5,806,942	$82,723,891	$2,485,784,684
Affiliated issuers (3)	—	—	—	—
Short-term investments held as collateral for securities loaned (4)	—	—	—	1,716,834
Cash	—	310	—	—
Cash denominated in foreign currency, at value (5)	—	767	18,996	—
Receivables:
Investment securities sold	—	671	10,852	—
Shares sold	—	10,764	—	—
Due from Adviser	—	1,404	—	—
Dividends and interest	18,354	8,302	312,952	2,093,489
Prepaid expenses	1,126	1,121	2,262	11,258
Total assets	18,391,219	5,830,281	83,068,953	2,489,606,265

Liabilities:
Payables:
Investment securities purchased	—	672	12,039	—
Collateral for securities loaned	—	—	—	1,716,834
Line of credit	—	—	321,591	333,336
Due to Adviser	1,142	—	38,734	923,202
Due to custodian	—	—	90,614	—
Deferred Trustee fees	28	29	1,001	54,521
Accrued expenses	34,989	36,389	54,752	203,305
Total liabilities	36,159	37,090	518,731	3,231,198
NET ASSETS	$18,355,060	$5,793,191	$82,550,222	$2,486,375,067
Shares outstanding	650,000	200,000	2,700,000	49,600,000
Net asset value, redemption and offering price per share	$28.24	$28.97	$30.57	$50.13

Net assets consist of:
Aggregate paid in capital	$18,016,503	$5,203,707	$89,196,176	$2,541,540,721
Total distributable earnings (loss)	338,557	589,484	(6,645,954)	(55,165,654)
	$18,355,060	$5,793,191	$82,550,222	$2,486,375,067
(1) Value of securities on loan	$—	$—	$—	$1,675,091
(2) Cost of investments – Unaffiliated issuers	$18,301,669	$5,364,898	$86,796,047	$2,365,668,308
(3) Cost of investments – Affiliated issuers	$—	$—	$—	$—
(4) Cost of short-term investments held as collateral for securities loaned	$—	$—	$—	$1,716,834
(5) Cost of cash denominated in foreign currency	$—	$766	$18,987	$—

(a)	Represents Consolidated Statement of Assets and Liabilities

See Notes to Financial Statements

24

NDR CMG Long/Flat Allocation ETF	Real Asset Allocation ETF (a)

$65,838,079	$24,663,198
—	3,454,563
—	—
—	—
—	—

—	13,571,524
—	—
—	—
313,057	105
2,258	1,134
66,153,394	41,690,524

—	11,342,996
—	—
230,050	—
24,115	1,869
3	1,196
529	164
48,138	39,599
302,835	11,385,824
$65,850,559	$30,304,700
2,350,000	1,200,000
$28.02	$25.25

$63,591,553	$30,981,503
2,259,006	(676,803)
$65,850,559	$30,304,700
$—	$—
$61,346,180	$23,649,486
$—	$3,705,472
$—	$—
$—	$—

See Notes to Financial Statements

25

VANECK VECTORS ETF TRUST

STATEMENT OF OPERATIONS

For the Year Ended September 30, 2019

	Morningstar Durable Dividend ETF (a)	Morningstar Global Wide Moat ETF (a)	Morningstar International Moat ETF	Morningstar Wide Moat ETF
Income:
Dividends	$275,875	$96,339	$3,452,079	$48,558,087
Interest	—	—	—	—
Securities lending income	334	79	37,136	81,985
Foreign taxes withheld	(39)	(4,829)	(285,212)	(47,955)
Total Income	276,170	91,589	3,204,003	48,592,117

Expenses:
Management fees	24,336	17,090	417,289	9,154,293
Professional fees	46,577	47,069	78,214	85,357
Insurance	372	370	1,380	13,156
Trustees’ fees and expenses	658	385	4,377	130,971
Reports to shareholders	6,899	6,790	7,360	128,889
Indicative optimized portfolio value fee	4,030	4,031	4,971	4,970
Custodian fees	4,096	7,225	27,325	57,348
Registration fees	5,865	5,867	5,187	11,037
Transfer agent fees	2,208	2,208	2,387	2,381
Fund accounting fees	469	2,326	15,424	114,074
Interest	39	1,387	12,437	113,769
Other	333	302	1,859	32,531
Total expenses	95,882	95,050	578,210	9,848,776
Waiver of management fees	(24,336)	(17,090)	(98,409)	—
Expenses assumed by the Adviser	(47,171)	(56,825)	—	—
Net expenses	24,375	21,135	479,801	9,848,776
Net investment income	251,795	70,454	2,724,202	38,743,341

Net realized gain (loss) on:
Investments-unaffiliated issuers	146,721	94,484	(4,768,446)	(54,787,731)
Investments-affiliated issuers	—	—	—	—
In-kind redemptions	566,097	—	301,844	210,747,032
Foreign currency transactions and foreign denominated assets and liabilities	—	(6,523)	(33,311)	—
Net realized gain (loss)	712,818	87,961	(4,499,913)	155,959,301

Net change in unrealized appreciation (depreciation) on:
Investments – unaffiliated issuers	70,071	442,044	(3,099,881)	7,136,244
Investments – affiliated issuers	—	—	—	—
Foreign currency transactions and foreign denominated assets and liabilities	—	25	1,157	—
Net change in unrealized appreciation (depreciation)	70,071	442,069	(3,098,724)	7,136,244
Net Increase (Decrease) in Net Assets Resulting from Operations	$1,034,684	$600,484	$(4,874,435)	$201,838,886

(a)	For the period October 30, 2018 (commencement of operations) through September 30, 2019.
(b)	Represents Consolidated Statement of Operations

See Notes to Financial Statements

26

NDR CMG Long/Flat Allocation ETF	Real Asset Allocation ETF (b)

$1,018,392	$239,678
185,742	158,121
200	—
—	—
1,204,334	397,799

295,086	111,688
61,597	51,481
860	397
2,592	1,021
7,472	11,939
4,800	3,871
2,655	3,132
8,740	11,465
2,387	4,758
3,388	1,503
10,447	—
5,200	5,535
405,224	206,790
(70,183)	(83,936)
—	—
335,041	122,854
869,293	274,945

(2,455,189)	(544,380)
—	(1,106,311)
632,293	799,382

—	—
(1,822,896)	(851,309)

2,238,147	1,020,052
—	(315,268)

—	—
2,238,147	704,784
$1,284,544	$128,420

See Notes to Financial Statements

27

VANECK VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Morningstar Durable Dividend ETF	Morningstar Global Wide Moat ETF	Morningstar International Moat ETF
	For the Period October 30, 2018* through September 30, 2019	For the Period October 30, 2018* through September 30, 2019	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018
Operations:
Net investment income	$251,795	$70,454	$2,724,202	$2,480,889
Net realized gain (loss)	712,818	87,961	(4,499,913)	2,562,163
Net change in unrealized appreciation (depreciation)	70,071	442,069	(3,098,724)	(7,382,529)
Net increase (decrease) in net assets resulting from operations	1,034,684	600,484	(4,874,435)	(2,339,477)

Distributions to shareholders:
Dividends and Distributions	(130,030)	(11,000)	(2,801,050)	(4,302,150)

Share transactions:**
Proceeds from sale of shares	21,719,158	5,203,707	21,706,439	36,581,651
Cost of shares redeemed	(4,268,752)	—	(20,939,444)	(22,112,323)
Increase in net assets resulting from share transactions	17,450,406	5,203,707	766,995	14,469,328
Total increase (decrease) in net assets	18,355,060	5,793,191	(6,908,490)	7,827,701
Net Assets, beginning of period	—	—	89,458,712	81,631,011
Net Assets, end of period†	$18,355,060	$5,793,191	$82,550,222	$89,458,712

** Shares of Common Stock Issued (no par value)
Shares sold	800,000	200,000	700,000	1,050,000
Shares redeemed	(150,000)	—	(700,000)	(650,000)
Net increase	650,000	200,000	—	400,000

*	Commencement of operations
(a)	Represents Consolidated Statement of Changes in Net Assets.

See Notes to Financial Statements

28

Morningstar Wide Moat ETF		NDR CMG Long/Flat Allocation ETF		Real Asset Allocation ETF (a)
For the Year Ended September 30, 2019	For the Year Ended September 30, 2018	For the Year Ended September 30, 2019	For the Period October 4, 2017* through September 30, 2018	For the Year Ended September 30, 2019	For the Period April 9, 2018* through September 30, 2018

$38,743,341	$23,672,243	$869,293	$373,720	$274,945	$28,169
155,959,301	150,557,254	(1,822,896)	(153,952)	(851,309)	(194,904)
7,136,244	45,206,643	2,238,147	2,253,752	704,784	58,019
201,838,886	219,436,140	1,284,544	2,473,520	128,420	(108,716)

(29,003,400)	(14,227,200)	(550,200)	(20,000)	(83,400)	—

1,740,552,075	810,390,744	23,560,640	58,909,959	30,284,674	17,901,395
(997,112,445)	(731,950,653)	(10,687,796)	(9,120,108)	(15,258,996)	(2,558,677)
743,439,630	78,440,091	12,872,844	49,789,851	15,025,678	15,342,718
916,275,116	283,649,031	13,607,188	52,243,371	15,070,698	15,234,002
1,570,099,951	1,286,450,920	52,243,371	—	15,234,002	—
$2,486,375,067	$1,570,099,951	$65,850,559	$52,243,371	$30,304,700	$15,234,002

36,700,000	18,200,000	900,000	2,200,001	1,200,000	700,001
(20,700,000)	(16,500,000)	(400,000)	(350,001)	(600,000)	(100,001)
16,000,000	1,700,000	500,000	1,850,000	600,000	600,000

See Notes to Financial Statements

29

VANECK VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Morningstar Durable Dividend ETF
	For the Period October 30, 2018(a) through September 30, 2019
Net asset value, beginning of period	$25.36
Income from investment operations:
Net investment income (b)	0.75
Net realized and unrealized gain on investments	2.62
Total from investment operations	3.37
Less:
Dividends from net investment income	(0.49)
Net asset value, end of period	$28.24
Total return (c)	13.41	%(d)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$18,355
Ratio of gross expenses to average net assets	1.14	%(e)
Ratio of net expenses to average net assets	0.29	%(e)
Ratio of net expenses to average net assets excluding interest expense	0.29	%(e)
Ratio of net investment income to average net assets	3.00	%(e)
Portfolio turnover rate (f)	94	%(d)

	Morningstar Global Wide Moat ETF
	For the Period October 30, 2018(a) through September 30, 2019
Net asset value, beginning of period	$25.30
Income from investment operations:
Net investment income (b)	0.47
Net realized and unrealized gain on investments	3.31
Total from investment operations	3.78
Less:
Dividends from net investment income	(0.11)
Net asset value, end of period	$28.97
Total return (c)	15.01	%(d)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$5,793
Ratio of gross expenses to average net assets	2.50	%(e)
Ratio of net expenses to average net assets	0.56	%(e)
Ratio of net expenses to average net assets excluding interest expense	0.52	%(e)
Ratio of net investment income to average net assets	1.86	%(e)
Portfolio turnover rate (f)	71	%(d)

(a)	Commencement of operations
(b)	Calculated based upon average shares outstanding
(c)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(d)	Not Annualized
(e)	Annualized
(f)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.

See Notes to Financial Statements

30

VANECK VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Morningstar International Moat ETF
					For the Period
					July 13, 2015(a)
					through
	For the Year Ended September 30,				September 30,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$33.13	$35.49	$28.34	$26.48	$30.17
Income from investment operations:
Net investment income	1.00 (b)	0.91 (b)	0.93 (b)	0.76	0.18
Net realized and unrealized gain (loss) on investments	(2.50)	(1.27)	6.59	1.33	(3.87)
Total from investment operations	(1.50)	(0.36)	7.52	2.09	(3.69)
Less:
Dividends from net investment income	(1.06)	(0.98)	(0.37)	(0.23)	—
Distributions from net realized capital gains	—	(1.02)	—	—	—
Total dividends and distributions	(1.06)	(2.00)	(0.37)	(0.23)	—
Net asset value, end of period	$30.57	$33.13	$35.49	$28.34	$26.48
Total return (c)	(4.25)%	(1.14)%	26.91%	7.91%	(12.23	)%(d)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$82,550	$89,459	$81,631	$12,755	$10,591
Ratio of gross expenses to average net assets	0.69%	0.72%	0.84%	1.62%	2.49	%(e)
Ratio of net expenses to average net assets	0.57%	0.57%	0.56%	0.56%	0.56	%(e)
Ratio of net expenses to average net assets excluding interest expense	0.56%	0.56%	0.56%	0.56%	0.56	%(e)
Ratio of net investment income to average net assets	3.26%	2.67%	2.92%	2.99%	3.27	%(e)
Portfolio turnover rate (f)	85%	112%	129%	168%	54	%(d)

	Morningstar Wide Moat ETF
	For the Year Ended September 30,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$46.73	$40.33	$34.01	$27.96	$31.27
Income from investment operations:
Net investment income	0.89 (b)	0.73 (b)	0.53 (b)	0.48	0.57
Net realized and unrealized gain (loss) on investments	3.25	6.13	6.20	6.19	(3.46)
Total from investment operations	4.14	6.86	6.73	6.67	(2.89)
Less:
Dividends from net investment income	(0.74)	(0.46)	(0.41)	(0.62)	(0.42)
Net asset value, end of year	$50.13	$46.73	$40.33	$34.01	$27.96
Total return (c)	9.21%	17.11%	19.96%	24.23%	(9.41)%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$2,486,375	$1,570,100	$1,286,451	$753,358	$742,364
Ratio of gross expenses to average net assets	0.48%	0.49%	0.48%	0.50%	0.50%
Ratio of net expenses to average net assets	0.48%	0.49%	0.48%	0.49%	0.49%
Ratio of net expenses to average net assets excluding interest expense	0.48%	0.49%	0.48%	0.49%	0.49%
Ratio of net investment income to average net assets	1.90%	1.69%	1.42%	1.44%	1.88%
Portfolio turnover rate (f)	58%	56%	53%	178%	14%

(a)	Commencement of operations
(b)	Calculated based upon average shares outstanding
(c)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(d)	Not Annualized
(e)	Annualized
(f)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.

See Notes to Financial Statements

31

VANECK VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	NDR CMG Long/Flat Allocation ETF
	For the Year Ended September 30, 2019	For the Period October 4, 2017(a) through September 30, 2018
Net asset value, beginning of period	$28.24	$25.03
Income from investment operations:
Net investment income (b)	0.39	0.42
Net realized and unrealized gain (loss) on investments	(0.35)	2.89
Total from investment operations	0.04	3.31
Less:
Dividends from net investment income	(0.26)	(0.10)
Net asset value, end of period	$28.02	$28.24
Total return (c)	0.29%	13.25	%(d)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$65,851	$52,243
Ratio of gross expenses to average net assets (f)	0.69%	0.86	%(e)
Ratio of net expenses to average net assets (f)	0.57%	0.56	%(e)
Ratio of net expenses to average net assets excluding interest expense (f)	0.55%	0.55	%(e)
Ratio of net investment income to average net assets (f)	1.47%	1.58	%(e)
Portfolio turnover rate (g)	59%	28	%(d)

	Real Asset Allocation ETF (h)
	For the Year Ended September 30, 2019	For the Period April 9, 2018(a) through September 30, 2018
Net asset value, beginning of period	$25.39	$25.18
Income from investment operations:
Net investment income (b)	0.31	0.10
Net realized and unrealized gain (loss) on investments	(0.31)	0.11
Total from investment operations	0.00	0.21
Less:
Dividends from net investment income	(0.14)	—
Net asset value, end of period	$25.25	$25.39
Total return (c)	0.02%	0.83	%(d)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$30,305	$15,234
Ratio of gross expenses to average net assets (f)	0.93%	1.57	%(e)
Ratio of net expenses to average net assets (f)	0.55%	0.55	%(e)
Ratio of net expenses to average net assets excluding interest expense (f)	0.55%	0.55	%(e)
Ratio of net investment income to average net assets (f)	1.23%	0.78	%(e)
Portfolio turnover rate (g)	449%	130	%(d)

(a)	Commencement of operations
(b)	Calculated based upon average shares outstanding
(c)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(d)	Not Annualized
(e)	Annualized
(f)	The ratios presented do not reflect the Fund’s proportionate share of income and expenses from the Fund’s investment in underlying funds.
(g)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.
(h)	Represents Consolidated Financial Highlights

See Notes to Financial Statements

32

VANECK VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

September 30, 2019

Note 1—Fund Organization—VanEck Vectors ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was incorporated in Delaware as a statutory trust on March 15, 2001. The Trust operates as a series fund, and offers multiple investment portfolios, each of which represents a separate series of the Trust. These financial statements relate only to the investment portfolios listed in the diversification table below (each a “Fund” and, together, the “Funds”).

Fund	Diversification Classification
Morningstar Durable Dividend ETF*	Non-Diversified
Morningstar Global Wide Moat ETF*	Non-Diversified
Morningstar International Moat ETF	Diversified
Morningstar Wide Moat ETF	Non-Diversified
NDR CMG Long/Flat Allocation ETF	Non-Diversified
Real Asset Allocation ETF	Non-Diversified

*	Fund commenced operations October 30, 2018

Each Fund, except for Real Asset Allocation ETF, was created to provide investors with the opportunity to purchase a security representing a proportionate undivided interest in a portfolio of securities consisting of substantially all of the common stocks in substantially the same weighting, in an index sponsored, licensed or managed by Morningstar, Inc. or Ned Davis Research, Inc. The Real Asset Allocation ETF seeks to achieve its investment objective by investing primarily in exchange traded products (the “ETPs”) that provide exposure to real assets, which include commodities, real estate, natural resources, and infrastructure, using a proprietary, rules-based real asset allocation model.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Funds are investment companies and follow accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946 Financial Services—Investment Companies.

The following summarizes the Funds’ significant accounting policies.

A.	Security Valuation—The Funds value their investments in securities and other assets and liabilities at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on national exchanges are valued at the closing price on the markets in which the securities trade. Securities traded on the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the NASDAQ official closing price. Over-the-counter securities not included on NASDAQ and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy (described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Funds’ pricing time (4:00 p.m. Eastern Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service, using methods approved by the Board of Trustees, considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Funds may also fair value securities in other situations, such as, when a particular foreign market is closed but the Fund is open. Short-term obligations with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value and are considered to be Level 1 in the fair value hierarchy. The Pricing Committee of Van Eck Associates Corporation (“VEAC”) and Van Eck Absolute Return Advisers Corporation (“VEARA”) (VEAC and VEARA, collectively referred to as the “Adviser”) provides oversight of the Funds’ valuation policies and procedures, which are approved by the Funds’ Board of Trustees. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments or other assets. If market quotations for a security or other asset are not readily available, or if the Adviser believes it does not otherwise reflect the fair value of a security or asset, the security or asset will be fair valued by the Pricing Committee in accordance with the Funds’ valuation policies and procedures. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value,
33

VANECK VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

including a regular review of key inputs and assumptions, periodic comparisons to valuations provided by other independent pricing services, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Funds may realize upon sale of an investment may differ materially from the value presented in the Schedules of Investments.

The Funds utilize various methods to measure the fair value of their investments on a recurring basis, which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels of the fair value hierarchy are described below:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs and the levels used to value the Funds’ investments, are located in the Schedules of Investments. Additionally, tables that reconcile the valuation of the Funds’ Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedules of Investments.

B.	Basis for Consolidation—The Real Asset Allocation ETF invests in certain ETPs through the Real Asset Allocation Subsidiary (the “Subsidiary”), a wholly-owned subsidiary organized under the laws of the Cayman Islands. The Fund’s investment in the Subsidiary may not exceed 25% of the value of the Fund’s total assets at each quarter-end of the Fund’s fiscal year. Consolidated financial statements of the Fund present the financial position and results of operations for the Fund and its wholly-owned Subsidiary. All interfund account balances and transactions between the Fund and Subsidiary have been eliminated in consolidation.

C.	Federal Income Taxes—It is each Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

D.	Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually by each Fund (except for dividends from net investment income from Morningstar Durable Dividend ETF, which are declared and paid quarterly). Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

E.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day as quoted by one or more sources. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Foreign denominated income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed in the financial statements. Such amounts are included with the net realized and unrealized gains and losses on investment securities in the Statement of Operations. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gain (loss) on foreign currency transactions and foreign denominated assets and liabilities in the Statements of Operations.

34

F.	Restricted Securities—The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of each Fund’s Schedule of Investments.

G.	Repurchase Agreements—The Funds may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Adviser, to generate income from their excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which a Fund acquires securities from a seller, subject to resale to the seller at an agreed upon price and date. A Fund, through its custodian/securities lending agent, takes possession of securities collateralizing the repurchase agreement. Pursuant to the terms of the repurchase agreement, such securities must have an aggregate market value greater than or equal to the terms of the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Funds will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Funds maintain their right to sell the underlying securities at market value and may claim any resulting loss against the seller. Repurchase agreements held as of September 30, 2019 are reflected in the Schedules of Investments.

H.	Offsetting Assets and Liabilities—In the ordinary course of business, the Funds enter into transactions subject to enforceable master netting or other similar agreements. Generally, the right of offset in those agreements allows the Funds to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. The Funds may pledge or receive cash and/or securities as collateral for derivative instruments, securities lending and repurchase agreements. For financial reporting purposes, the Funds present securities lending and repurchase agreement assets and liabilities on a gross basis in the Statements of Assets and Liabilities. Collateral held at September 30, 2019 is presented in the Schedules of Investments. Refer to related disclosures in Note 2G (Repurchase Agreements) and Note 9 (Securities Lending).

I.	Other—Security transactions are accounted for on trade date. Realized gains and losses are determined based on the specific identification method. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend date. Interest income, including amortization of premiums and discounts, is accrued as earned.

The character of distributions received from investment in underlying funds may be comprised of net investment income, capital gains, and return of capital. It is the Funds’ policy to estimate the character of distributions received from these investments based on historical data provided by the underlying funds if actual amounts are not available. After each calendar year end, the underlying funds report the actual tax character of these distributions. Differences between the estimated and actual amounts are reflected in the Funds’ records in the year in which they are reported by adjusting the related cost basis of investments, capital gains and income, as necessary.

In the normal course of business, the Funds enter into contracts that contain a variety of general indemnifications. The Funds’ maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—VEAC is the investment adviser to the Morningstar Durable Dividend ETF, Morningstar Global Wide Moat ETF, Morningstar International Moat ETF, Morningstar Wide Moat ETF and NDR CMG Long/Flat Allocation ETF. VEARA is the investment adviser to the Real Asset Allocation ETF and its Subsidiary. VEARA is a wholly-owned subsidiary of VEAC. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of each Fund’s average daily net assets. The Adviser has agreed, until at least February 1, 2020, to waive management fees and assume expenses to prevent each Fund’s total annual operating expenses (excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses) from exceeding expense limitations listed in the table below.

35

VANECK VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

The current management fee rate and expense limitations for the year ended September 30, 2019, are as follows:

Fund	Management Fee Rate	Expense Limitations
Morningstar Durable Dividend ETF	0.29%	0.29%
Morningstar Global Wide Moat ETF	0.45	0.52
Morningstar International Moat ETF	0.50	0.56
Morningstar Wide Moat ETF	0.45	0.49
NDR CMG Long/Flat Allocation ETF	0.50	0.55
Real Asset Allocation ETF	0.50	0.55

Refer to Statements of Operations for the amounts waived/assumed by the Adviser.

The Adviser waives the management fees it charges the Funds by the amount it collects as a management fee from underlying funds managed by the Adviser. For the year ended September 30, 2019, the Adviser waived management fees charged of $18,932 due to such investments held in the Real Asset Allocation ETF.

In addition, Van Eck Securities Corporation, an affiliate of the Adviser, acts as the Funds’ distributor (the “Distributor”). Certain officers and a Trustee of the Trust are officers, directors or stockholders of the Adviser and Distributor.

Note 4—Capital Share Transactions—As of September 30, 2019, there were an unlimited number of capital shares of beneficial interest authorized by the Trust with no par value. Fund shares are not individually redeemable and are issued and redeemed at their net asset value per share only through certain authorized broker-dealers (“Authorized Participants”) in blocks of shares (“Creation Units”), consisting of 50,000 shares, or multiples thereof.

The consideration for the purchase or redemption of Creation Units of the Funds generally consists of the in-kind contribution or distribution of securities constituting the Funds’ underlying index (“Deposit Securities”) plus a balancing cash component to equate the transaction to the net asset value per share of the Fund on the transaction date. Cash may also be substituted in an amount equivalent to the value of certain Deposit Securities, generally as a result of market circumstances, or when the securities are not available in sufficient quantity for delivery, or are not eligible for trading by the Authorized Participant. The Funds may issue Creation Units in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit at the Custodian for the benefit of the Funds, collateral consisting of cash in the form of U.S. dollars at least equal to 115% of the daily marked to market value of the missing Deposit Securities.

Authorized Participants purchasing and redeeming Creation Units may pay transaction fees directly to The Bank of New York Mellon. In addition, the Funds may impose certain variable fees for creations and redemptions with respect to transactions in Creation Units for cash, or on transactions effected outside the clearing process, which are treated as increases in capital. These variable fees, if any, are reflected in share transactions in the Statements of Changes in Net Assets.

Note 5—Investments—For the year ended September 30, 2019, purchases and sales of investments (excluding short-term investments and in-kind capital share transactions) and the purchases and sales of investments resulting from in-kind capital share transactions (excluding short-term investments) were as follows:

			In-kind Capital Share Transactions
Fund	Purchases	Sales	Purchases	Sales
Morningstar Durable Dividend ETF	$8,533,304	$8,515,525	$21,715,235	$4,254,920
Morningstar Global Wide Moat ETF	3,054,955	2,987,877	5,185,611	—
Morningstar International Moat ETF	71,217,267	71,964,725	20,783,300	19,538,041
Morningstar Wide Moat ETF	1,184,938,329	1,178,263,246	1,740,163,455	992,546,731
NDR CMG Long/Flat Allocation ETF	31,337,209	30,891,384	23,559,430	10,686,567
Real Asset Allocation ETF*	56,570,572	52,875,592	22,996,860	15,007,725

*	Represents consolidated cost of investments purchased and proceeds from investments sold.
36

Note 6—Income Taxes—As of September 30, 2019, for Federal income tax purposes, the identified cost of investments owned, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation), of investments were as follows:

		Gross	Gross	Net Unrealized
	Tax Cost	Unrealized	Unrealized	Appreciation
Fund	of Investments	Appreciation	(Depreciation)	(Depreciation)
Morningstar Durable Dividend ETF	$18,291,395	$473,372	$(393,027)	$80,344
Morningstar Global Wide Moat ETF	5,366,656	491,823	(51,538)	440,286
Morningstar International Moat ETF	86,801,782	2,068,108	(6,145,999)	(4,077,891)
Morningstar Wide Moat ETF	2,367,785,496	173,340,206	(53,624,183)	119,716,023
NDR CMG Long/Flat Allocation ETF	61,346,180	4,491,899	—	4,491,899
Real Asset Allocation ETF	27,485,925	1,048,692	(417,469)	631,223

At September 30, 2019, the components of distributable earnings (loss) on a tax basis, for each Fund, were as follows:

		Undistributed
	Undistributed	Realized Gains /	Other	Net Unrealized	Total
	Ordinary	Accumulated	Temporary	Appreciation	Distributable
Fund	Income*	Capital (Losses)	Differences	(Depreciation)	Earnings (Loss)
Morningstar Durable Dividend ETF	$258,241	$—	$(28)	$80,344	$338,557
Morningstar Global Wide Moat ETF	149,203	—	(30)	440,311	589,484
Morningstar International Moat ETF	2,385,132	(4,948,968)	(1,001)	(4,081,117)	(6,645,954)
Morningstar Wide Moat ETF	29,411,967	(204,239,122)	(54,522)	119,716,023	(55,165,654)
NDR CMG Long/Flat Allocation ETF	673,342	(2,905,706)	(529)	4,491,899	2,259,006
Real Asset Allocation ETF	253,826	(1,591,002)	(164)	660,537	(676,803)

*	Includes short-term capital gains (if any)

The tax character of dividends paid to shareholders during the years ended September 30, 2018 and September 30, 2019 were as follows:

	2019 Dividends	2018 Dividends
	Ordinary	Ordinary	Long-term
Fund	Income*	Income*	Capital Gains
Morningstar Durable Dividend ETF	$130,030	$—	$—
Morningstar Global Wide Moat ETF	11,000	—	—
Morningstar International Moat ETF	2,801,050	4,016,200	285,950
Morningstar Wide Moat ETF	29,003,400	14,227,200	—
NDR CMG Long/Flat Allocation ETF	550,200	20,000	—
Real Asset Allocation ETF	83,400	—	—

*	Includes short-term capital gains (if any)

At September 30, 2019, the Funds had capital loss carryforwards available to offset future capital gains, as follows:

	Short-Term	Long-Term
	Capital Losses	Capital Losses
Fund	with No Expiration	with No Expiration	Total
Morningstar Durable Dividend ETF	$—	$—	$—
Morningstar Global Wide Moat ETF	—	—	—
Morningstar International Moat ETF	(3,020,555)	(1,928,413)	(4,948,968)
Morningstar Wide Moat ETF	(127,351,331)	(76,887,791)	(204,239,122)
NDR CMG Long/Flat Allocation ETF	(2,821,262)	(84,444)	(2,905,706)
Real Asset Allocation ETF	(1,591,002)	—	(1,591,002)

During the period ended September 30, 2019, as a result of permanent book to tax differences, primarily due to the treatment of the tax gains / losses on in-kind redemptions, the Funds incurred differences that affected distributable earnings / (loss) and aggregate paid in capital by the amounts in the table below. Net assets were not affected by these reclassifications.

37

VANECK VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

	Increase (Decrease)	Increase (Decrease)
	in Distributable	in Aggregate
Fund	Earnings / (Losses)	Paid in Capital
Morningstar Durable Dividend ETF	$(566,097)	$566,097
Morningstar Global Wide Moat ETF	—	—
Morningstar International Moat ETF	(38,663)	38,663
Morningstar Wide Moat ETF	(207,211,077)	207,211,077
NDR CMG Long/Flat Allocation ETF	(632,293)	632,293
Real Asset Allocation ETF	(655,776)	655,776

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years. The Funds do not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Funds’ financial statements. However, the Funds are subject to foreign taxes on the appreciation in value of certain investments. The Funds provide for such taxes on both realized and unrealized appreciation.

The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the year ended September 30, 2019, the Funds did not incur any interest or penalties.

Note 7—Principal Risks—Non-diversified funds generally hold securities of fewer issuers than diversified funds (see Note 1) and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers. The Funds may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, currency controls, less reliable information about issuers, different securities transaction clearance and settlement practices, future adverse political and economic developments and local/regional conflicts. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

NDR CMG Long/Flat Allocation ETF may invest in shares of other funds, including ETFs that track the S&P 500 Index. As a result, the Fund will indirectly be exposed to the risks of an investment in the underlying funds. Shares of other funds have many of the same risks as direct investments in common stocks or bonds. In addition, the market value of the Fund’s shares is expected to rise and fall as the value of the underlying index or bond rises and falls. The market value of such funds’ shares may differ from the net asset value of the particular fund.

Real Asset Allocation ETF may concentrate its investments in ETPs that invest directly in, or have exposure to, equity and debt securities, as well as real asset categories such as commodities, real estate, natural resources and infrastructure. Such investments may subject the ETPs to greater volatility than investments in traditional securities. The Fund is dependent on the performance of underlying funds and is subject to the risks of those funds. Changes in laws or government regulations by the United States and/or the Cayman Islands could adversely affect the operations of the Fund.

At September 30, 2019, the Adviser owned approximately 20% of Morningstar Global Wide Moat ETF.

A more complete description of risks is included in each Fund’s Prospectus and Statement of Additional Information.

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Funds as directed by the Trustees.

The expense for the Plan is included in “Trustees’ fees and expenses” in the Statements of Operations. The liability for the Plan is shown as “Deferred Trustee fees” in the Statements of Assets and Liabilities.

Note 9—Securities Lending—To generate additional income, each of the Funds may lend its securities pursuant to a securities lending agreement with The Bank of New York Mellon, the securities lending agent and also the Funds’ custodian. Each Fund may lend up to 33% of its investments requiring that the loan be continuously collateralized by cash, U.S. government or U.S. government agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities at all times equal to at least 102% (105% for foreign securities) of the market

38

value plus accrued interest on the securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. During the term of the loan, the Funds will continue to receive any dividends, interest or amounts equivalent thereto, on the securities loaned while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Such fees and interest are shared with the securities lending agent under the terms of the securities lending agreement. The Funds may pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities. Securities lending income is disclosed as such in the Statements of Operations. The collateral for securities loaned is recognized in the Schedules of Investments and the Statements of Assets and Liabilities. The cash collateral is maintained on the Funds’ behalf by the lending agent and is invested in repurchase agreements collateralized by obligations of the U.S. Treasury and/or Government Agencies. Loans are subject to termination at the option of the borrower or the Funds. Upon termination of the loan, the borrower will return to the lender securities identical to the securities loaned. The Funds bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The value of loaned securities and related collateral at September 30, 2019 are presented on a gross basis in the Schedules of Investments and Statements of Assets and Liabilities.

The following table presents the amount of repurchase agreements held as collateral by type of security on loan as of September 30, 2019:

Gross Amount of Recognized
Liabilities for Securities Loaned
in the Statements of Assets
and Liabilities*
Fund	Equity Securities
Morningstar Wide Moat ETF	$1,716,834

*	Remaining contractual maturity of the agreements: overnight and continuous

Note 10—Bank Line of Credit—The Funds may participate in a $200 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Funds at the request of the shareholders and other temporary or emergency purposes. The Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Funds at rates based on prevailing market rates in effect at the time of borrowings. During the year ended September 30, 2019, the following Funds borrowed under this Facility:

				Outstanding Loan
	Days	Average Daily	Average	Balance as of
Fund	Outstanding	Loan Balance	Interest Rate	September 30, 2019
Morningstar International Moat ETF	344	$318,758	3.74%	$321,591
Morningstar Wide Moat ETF	306	3,567,361	3.75	333,336
NDR CMG Long/Flat Allocation ETF	46	783,261	3.79	230,050

Note 11—Custodian Fees—The Funds have entered into an expense offset agreement with the custodian wherein they receive a credit toward the reduction of custodian fees whenever there are uninvested cash balances. The Funds could have invested their cash balances elsewhere if they had not agreed to a reduction in fees under the expense offset agreement with the custodian. For the year ended September 30, 2019, there were offsets to custodian fees and these amounts are reflected in custody expense in the Statements of Operations.

Note 12—Recent Accounting Pronouncements—The Funds early adopted certain provisions of Accounting Standards Update No. 2018-13 Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) that eliminate and modify certain disclosure requirements for fair value measurements. The adoption of certain provisions of ASU 2018-13 had no material effect on the financial statements and related disclosures. Management evaluated additional requirements, not yet adopted, and it is not expected to have a material impact to the financial statements. Public companies will be required to disclose the range and weighted average of significant unobservable inputs for Level 3 fair value measurements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years.

Note 13—Subsequent Event Review—The Funds have evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

39

VANECK VECTORS ETF TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of VanEck Vectors Durable Dividend ETF, VanEck Vectors Morningstar Global Wide Moat ETF, VanEck Vectors Morningstar International Moat ETF, VanEck Vectors Morningstar Wide Moat ETF, VanEck Vectors NDR CMG Long/Flat Allocation ETF and VanEck Vectors Real Asset Allocation ETF and the Board of Trustees of VanEck Vectors ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of VanEck Vectors Durable Dividend ETF, VanEck Vectors Morningstar Global Wide Moat ETF, VanEck Vectors Morningstar International Moat ETF, VanEck Vectors Morningstar Wide Moat ETF, VanEck Vectors NDR CMG Long/Flat Allocation ETF and VanEck Vectors Real Asset Allocation ETF (collectively referred to as the “Funds”) (six of the funds constituting VanEck Vectors ETF Trust (the “Trust”)), including the schedules of investments, as of September 30, 2019, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (six of the funds constituting VanEck Vectors ETF Trust) at September 30, 2019, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting	Statement of	Statements of
the VanEck Vectors ETF Trust	operations	changes in net assets	Financial highlights

VanEck Vectors Morningstar Durable Dividend ETF VanEck Vectors Morningstar Global Wide Moat ETF	For the period from October 30, 2018 (commencement of operations) through September 30, 2019	For the period from October 30, 2018 (commencement of operations) through September 30, 2019	For the period from October 30, 2018 (commencement of operations) through September 30, 2019

VanEck Vectors Morningstar International Moat ETF	For the year ended September 30, 2019	For each of the two years in the period ended September 30, 2019	For each of the four years in the period ended September 30, 2019 and the period from July 13, 2015 (commencement of operations) through September 30, 2015

VanEck Vectors Morningstar Wide Moat ETF	For the year ended September 30, 2019	For each of the two years in the period ended September 30, 2019	For each of the five years in the period ended September 30, 2019

VanEck Vectors NDR CMG Long/Flat Allocation ETF	For the year ended September 30, 2019	For the year ended September 30, 2019 and the period from October 4, 2017 (commencement of operations) through September 30, 2018	For the year ended September 30, 2019 and the period from October 4, 2017 (commencement of operations) through September 30, 2018

VanEck Vectors Real Asset Allocation ETF	For the year ended September 30, 2019	For the year ended September 30, 2019 and the period from April 9, 2018 (commencement of operations) through September 30, 2018	For the year ended September 30, 2019 and the period from April 9, 2018 (commencement of operations) through September 30, 2018

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

40

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the VanEck investment companies since 1999.

New York, New York

November 21, 2019

41

VANECK VECTORS ETF TRUST

TAX INFORMATION

(unaudited)

The information set forth below relates to distributions paid during each Fund’s current fiscal year as required by federal laws. Shareholders, however, must report dividends on a calendar year basis for income tax purposes, which may include dividends for portions of two fiscal years of a Fund.

Accordingly, the information needed by shareholders for calendar year 2019 income tax purposes will be sent to them in early 2020.

Please consult your tax advisor for proper treatment of this information.

The following information is provided with respect to the distributions paid during the taxable year ended September 30, 2019:

						Morningstar
						Global Wide
	Morningstar Durable Dividend ETF					Moat ETF
Record Date	12/28/2018		04/02/2019	07/02/2019		12/21/2018
Ex Date	12/27/2018		04/01/2019	07/01/2019		12/20/2018
Payable Date	01/03/2019		04/05/2019	07/08/2019		12/27/2018
Ordinary Income Amount Paid Per Share	$0.160000		$0.125700	$0.200100		$0.110000

Ordinary Income:
Qualified Dividend Income for Individuals	100.00%		62.80%	62.80%		77.71%
Dividends Qualifying for the Dividends Received Deduction for Corporations	100.00%		62.14%	62.14%		61.83%

	Morningstar		Morningstar	NDR CMG		Real Asset
	International		Wide	Long/Flat		Allocation
	Moat ETF		Moat ETF	Allocation ETF		ETF
Record Date	12/21/2018		12/21/2018	12/21/2018		12/21/2018
Ex Date	12/20/2018		12/20/2018	12/20/2018		12/20/2018
Payable Date	12/27/2018		12/27/2018	12/27/2018		12/27/2018
Ordinary Income Amount Paid Per Share	$1.057000		$0.738000	$0.262000		$0.139000

Ordinary Income:
Qualified Dividend Income for Individuals	66.49	%*	100.00%	95.48%		10.98%
Dividends Qualifying for the Dividends Received Deduction for Corporations	0.27	%*	100.00%	93.20%		4.43%
Foreign Source Income	74.84	%*	—	—		—
Foreign Taxes Paid Per Share	0.069678	**	—	—		—
Federal Obligation Interest	—		—	8.39	%***	66.38	%***

*	Expressed as a percentage of the cash distribution grossed up for foreign taxes.
**	The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments.
***	Certain states may exempt the portion of dividends derived from assets backed by the full faith and credit of the U.S. Government.
42

VANECK VECTORS ETF TRUST

BOARD OF TRUSTEES AND OFFICERS

September 30, 2019 (unaudited)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held By Trustee During Past Five Years

Independent Trustees:

David H. Chow, 1957*†	Chairman Trustee	Since 2008 Since 2006	Founder and CEO, DanCourt Management LLC (financial/strategy consulting firm and Registered Investment Adviser), March 1999 to present.	56	Director, Forward Management LLC and Audit Committee Chairman, May 2008 to June 2015; Trustee, Berea College of Kentucky, May 2009 to present and currently Chairman of the Investment Committee; Member of the Governing Council of the Independent Directors Council, October 2012 to present; President, July 2013 to June 2015, and Board Member of the CFA Society of Stamford, July 2009 to present; Trustee, MainStay Fund Complex[4], January 2016 to present and currently Chairman of the Risk and Compliance Committee.

Laurie A. Hesslein, 1959*†	Trustee	Since 2019	Citigroup, Managing Director, Citi Holdings Division – Business Head, Local Consumer Lending North America (2013-2017).	56	Trustee, Eagle Growth and Income Opportunities Fund; Trustee, THL Credit Senior Loan Fund.

R. Alastair Short, 1953*†	Trustee	Since 2006	President, Apex Capital Corporation (personal investment vehicle), January 1988 to present	67	Chairman and Independent Director, EULAV Asset Management, January 2011 to present; Independent Director, Tremont offshore funds, June 2009 to July 2016; Director, Kenyon Review.

Peter J. Sidebottom, 1962*†	Trustee	Since 2012	Lead Partner, North America Banking and Capital Markets Strategy, Accenture, May 2017 to present; Partner, PWC/Strategy & Financial Services Advisory, February 2015 to March 2017; Founder and Board Member, AspenWoods Risk Solutions, September 2013 to February 2016; Independent consultant, June 2013 to February 2015; Partner, Bain & Company (management consulting firm), April 2012 to December 2013; Executive Vice President and Senior Operating Committee Member, TD Ameritrade (on-line brokerage firm), February 2009 to January 2012.	56	Board Member, Special Olympics, New Jersey, November 2011 to September 2013; Director, The Charlotte Research Institute, December 2000 to 2009; Board Member, Social Capital Institute, University of North Carolina Charlotte, November 2004 to January 2012; Board Member, NJ-CAN, July 2014 to 2016.

Richard D. Stamberger, 1959*†	Trustee	Since 2006	President and CEO, SmartBrief, LLC (business media company).	67	Director, Food and Friends, Inc., 2013 to present.

Interested Trustee:

Jan F. van Eck, 1963[5]	Trustee, Chief Executive Officer and President	Trustee (Since 2006); Chief Executive Officer and President (Since 2009)	Director, President and Chief Executive Officer of VEAC, VEARA and Van Eck Securities Corporation (VESC); Officer and/or Director of other companies affiliated with VEAC and/or the Trust.	56	Director, National Committee on US-China Relations.

[1]	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
[2]	Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.
[3]	The Fund Complex consists of the VanEck Funds, VanEck VIP Trust and the Trust.
[4]	The MainStay Fund Complex consists of MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund.
[5]	“Interested person” of the Trust within the meaning of the 1940 Act. Mr. van Eck is an officer of VEAC, VEARA and VESC.
*	Member of the Audit Committee.
†	Member of the Nominating and Corporate Governance Committee.
43

VANECK VECTORS ETF TRUST

BOARD OF TRUSTEES AND OFFICERS

September 30, 2019 (unaudited) (continued)

Officer’s Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years

Officer Information:

Matthew A. Babinsky, 1983	Assistant Vice President and Assistant Secretary	Since 2016	Assistant Vice President, Assistant General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Associate, Clifford Chance US LLP.

Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of VEAC; Officer of other investment companies advised by VEAC and VEARA.

Charles T. Cameron, 1960	Vice President	Since 2006	Portfolio Manager of VEAC; Officer and/or Portfolio Manager of other investment companies advised by VEAC and VEARA. Formerly, Director of Trading of VEAC.

John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Vice President, Chief Financial Officer and Principal Accounting Officer (Since 2012); Treasurer (Since 2009)	Vice President of VEAC and VEARA; Officer of other investment companies advised by VEAC and VEARA. Formerly, Vice President of VESC.

Eduardo Escario, 1975	Vice President	Since 2012	Regional Director, Business Development/Sales for Southern Europe and South America of VEAC.

Henry Glynn, 1983	Assistant Vice President	Since 2018	Head of ETF Capital Markets Europe of Van Eck Switzerland AG. Formerly, Member of the Capital Markets team at Vanguard Group.

F. Michael Gozzillo, 1965	Chief Compliance Officer	Since 2018	Vice President and Chief Compliance Officer of VEAC and VEARA; Chief Compliance Officer of VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Chief Compliance Officer of City National Rochdale, LLC and City National Rochdale Funds.

Laura Hamilton, 1977	Vice President	Since 2019	Assistant Vice President of VEAC and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Operations Manager of Royce & Associates.

Nicholas Jackson, 1974	Assistant Vice President	Since 2018	Vice President, Business Development of VanEck Australia Pty Ltd.

Laura I. Martínez, 1980	Vice President and Assistant Secretary	Vice President (Since 2016); Assistant Secretary Since 2008)	Vice President, Associate General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Assistant Vice President of VEAC, VEARA and VESC.

Matthew McKinnon, 1970	Assistant Vice President	Since 2018	Head of Business Development of Asia Pacific of VanEck Australia Pty Ltd. Formerly, Director, Intermediaries and Institutions of VanEck Australia Pty Ltd.

Arian Neiron, 1979	Vice President	Since 2018	Managing Director and Head of Asia Pacific of VanEck Australia Pty Ltd.; Officer and/or Director of other companies affiliated with VEAC and/or the Trust.

James Parker, 1969	Assistant Treasurer	Since 2014	Assistant Vice President of VEAC; Manager, Portfolio Administration of VEAC and VEARA. Officer of other investment companies advised by VEAC and VEARA.

Adam Phillips, 1970	Vice President	Since 2018	ETF Chief Operating Officer of VEAC.

Philipp Schlegel, 1974	Vice President	Since 2016	Managing Director of Van Eck Switzerland AG.

Jonathan R. Simon, 1974	Senior Vice President, Secretary and Chief Legal Officer	Senior Vice President (Since 2016); Secretary and Chief Legal Officer (Since 2014)	Senior Vice President, General Counsel and Secretary of VEAC, VEARA and VESC; Officer and/or Director of other companies affiliated with VEAC and/or the Trust. Formerly, Vice President of VEAC, VEARA and VESC.

[1]	The address for each Officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
[2]	Officers are elected yearly by the Trustees.
44

VANECK VECTORS ETF TRUST

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

September 30, 2019 (unaudited)

At a meeting held on June 13, 2019 (the “Renewal Meeting”), the Board of Trustees (the “Board”) of VanEck Vectors® ETF Trust (the “Trust”), including all of the Trustees that are not interested persons of the Trust (the “Independent Trustees”), approved the continuation of the investment management agreements between the Trust and Van Eck Associates Corporation (the “Adviser”) (the “Investment Management Agreements”) with respect to the VanEck Vectors Asia ex Japan Equal Weight ETF, Australia Equal Weight ETF, Australia Hedged Equal Weight ETF, Biotech ETF, Brazil Equal Weight ETF, China Equal Weight ETF, Environmental Services ETF, Europe Equal Weight ETF, Europe Hedged Equal Weight ETF, Gaming ETF, Germany Equal Weight ETF, Global Chemicals ETF, Hong Kong Equal Weight ETF, India Equal Weight ETF, Italy Equal Weight ETF, Japan Equal Weight ETF, Japan Hedged Equal Weight ETF, Mexico Equal Weight ETF, Morningstar Durable Dividend ETF, Morningstar Global Wide Moat ETF, Morningstar International Moat ETF, Morningstar Wide Moat ETF, NDR CMG Long/Flat Allocation ETF, Pharmaceutical ETF, Retail ETF, Russia Equal Weight ETF, Semiconductor ETF, South Africa Equal Weight ETF, South Korea Equal Weight ETF, Spain Equal Weight ETF, Taiwan Equal Weight ETF, United Kingdom Equal Weight ETF and Video Gaming and eSports ETF (each, a “Fund” and together, the “Funds”).

The Board’s approval of the Investment Management Agreements was based on a comprehensive consideration of all of the information available to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered those factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors.

In preparation for the Renewal Meeting, the Trustees held a meeting on May 10, 2019. At that meeting, the Trustees discussed the information the Adviser and Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party data provider, had provided to them in advance. The information provided to the Trustees included, among other things, information about the performance and expenses (for those Funds which had begun operations) of the Funds and the Funds’ peer funds (certain other index-based exchange-traded funds (“ETFs”)), information about the advisory services provided to the Funds and the personnel providing those services, and the profitability and other benefits enjoyed by the Adviser and its affiliates as a result of the Adviser’s relationship with the Funds. In reviewing performance information for the Funds against their peer groups, the Trustees considered that each Fund seeks to track a different index than the funds in its designated peer group and, therefore, each Fund’s performance will differ from its peers. They also considered the fact that each of VanEck Vectors Morningstar Durable Dividend ETF, Morningstar Global Wide Moat ETF and Video Gaming and eSports ETF had only recently commenced operations and therefore each had a limited operational history that could be used for comparative purposes, since the expense information prepared by Broadridge was based on estimated amounts for each Fund and the performance comparisons provided by Broadridge covered approximately a four month period (October 30, 2018 through February 28, 2019). In addition, as noted below, the Trustees reviewed certain performance information for each Fund which was not provided by Broadridge and which did not compare each Fund’s performance to the performance of its peer group. For these and other reasons, the Trustees noted that the peer group performance information did not necessarily provide meaningful direct comparisons to the Funds.

The Independent Trustees’ consideration of the Investment Management Agreements was based, in part, on their review of information obtained through discussions with the Adviser at the Renewal Meeting and with the Adviser at the May 10, 2019 meeting regarding the management of the Funds and information obtained at other meetings of the Trustees and/or based on their review of the materials provided by the Adviser, including the background and experience of the portfolio managers and others involved in the management and administration of the Funds. The Trustees also considered the terms of, and scope of services that the Adviser provides under, the Investment Management Agreements, including, where applicable, the Adviser’s commitment to waive certain fees and/or pay expenses of each of the Funds to the extent necessary to prevent the operating expenses of each of the Funds from exceeding agreed upon limits for a period of time.

The Trustees concluded that the Adviser and its personnel have the requisite expertise and skill to manage the Funds’ portfolios. In evaluating the performance of each of the Funds that had commenced operations prior to the date of the Renewal Meeting (the “Operating Funds”), the Trustees reviewed various performance metrics but relied principally on a comparison of the “gross” performance of each Operating Fund (i.e., measured without regard to the impact of fees and expenses) to the performance of its benchmark index, in each case incorporating any systematic fair value adjustments to the underlying securities. Based on the foregoing, the Trustees concluded that the investment performance of the Operating Funds was satisfactory.

45

VANECK VECTORS ETF TRUST

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

September 30, 2019 (unaudited) (continued)

The Trustees also considered information relating to the financial condition of the Adviser and the current status, as they understood it, of the Adviser’s compliance environment.

As noted above, the Trustees were also provided various data from Broadridge comparing the Operating Funds’ expenses and performance to that of certain other ETFs. The Trustees noted that the information provided showed that each Operating Fund had management fees (after the effect of any applicable fee waiver) below or equal to the average and/or median of its respective peer group of funds, except for each of VanEck Vectors Morningstar International Moat ETF and Morningstar Wide Moat ETF, which had management fees (after the effect of any applicable fee waiver) greater than the average and median of its respective peer group of funds. The Trustees also noted that the information provided showed that each Operating Fund had a total expense ratio (after the effect of any applicable expense limitation) below the average and median of its respective peer group of funds, except for each of VanEck Vectors Gaming ETF, Morningstar Global Wide Moat ETF, Morningstar International Moat ETF, Morningstar Wide Moat ETF, NDR CMG Long/Flat Allocation ETF and Video Gaming and eSports ETF, which had a total expense ratio (after the effect of any applicable expense limitation) greater than the average and median of its respective peer group of funds. With respect to these Operating Funds, the Trustees reviewed the amount by which these Operating Funds’ management fees and/or total expense ratios (after the effect of any applicable expense limitation) exceeded the average and/or median of their respective peer groups and information provided by the Adviser providing context for these comparisons. The Trustees concluded, in light of this information and the other information available to them, that the fees paid by the Operating Funds were reasonable in light of the performance of the Operating Funds and the quality of services received.

The Trustees also considered the benefits, other than the fees under the Investment Management Agreements, received by the Adviser from serving as adviser to the Funds.

The Trustees also considered information provided by the Adviser about the overall profitability of the Adviser and its profitability or loss in respect of each Operating Fund. The Trustees reviewed each Operating Fund’s asset size, expense ratio and expense cap and noted that the Investment Management Agreements do not include breakpoints in the advisory fee rates as asset levels in a Fund increase. The Trustees considered the volatility of the asset classes in which certain of the Operating Funds invest, potential variability in the net assets of these Funds and the sustainability of any potential economies of scale which may exist given where fees are currently set. The Trustees also evaluated the extent to which management fees for the Operating Funds effectively incorporate the benefits of economies of scale. The Trustees noted that the Adviser has capped expenses on each Operating Fund since its inception, although the cap was not necessarily exceeded each year. Based on the foregoing and the other information available to them, the Trustees determined that the advisory fee rate for each Operating Fund is reasonable and appropriate in relation to the current asset size of each Operating Fund and the other factors discussed above and that the advisory fee rate for each Operating Fund currently reflects an appropriate sharing with shareholders of any economies of scale which may exist. The Trustees also determined that the profits earned by the Adviser with respect to the Funds that were profitable to the Adviser were reasonable in light of the nature and quality of the services received by such Funds.

The Trustees did not consider historical information about the cost of the services provided by the Adviser or the profitability to the Adviser of VanEck Vectors Asia ex Japan Equal Weight ETF, Australia Equal Weight ETF, Australia Hedged Equal Weight ETF, Brazil Equal Weight ETF, China Equal Weight ETF, Europe Equal Weight ETF, Europe Hedged Equal Weight ETF, Germany Equal Weight ETF, Global Chemicals ETF, Hong Kong Equal Weight ETF, India Equal Weight ETF, Italy Equal Weight ETF, Japan Equal Weight ETF, Japan Hedged Equal Weight ETF, Mexico Equal Weight ETF, Russia Equal Weight ETF, South Africa Equal Weight ETF, South Korea Equal Weight ETF, Spain Equal Weight ETF, Taiwan Equal Weight ETF and United Kingdom Equal Weight ETF because the Funds had not yet commenced operations at the time of the Renewal Meeting. The Trustees also could not consider the historical performance or actual management fees or operating expenses of, or the quality of services previously provided to, each of these Funds, although they concluded that the nature, quality and extent of the services to be provided by the Adviser were appropriate based on the Trustees’ knowledge of the Adviser and its personnel and the operations of the other series of the Trust.

The Independent Trustees were advised by and met in executive session with their independent counsel at the Renewal Meeting and at their May 10, 2019 meeting as part of their consideration of the Investment Management Agreements.

46

In voting to approve the continuation of the Investment Management Agreements, the Trustees, including the Independent Trustees, concluded that the terms of each Investment Management Agreement are reasonable and fair in light of the services to be performed, expenses to be incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment. The Trustees further concluded that each Investment Management Agreement is in the best interest of each Fund and such Fund’s shareholders.

VanEck Vectors Real Asset Allocation ETF (the “Fund”)

At a meeting held on June 13, 2019 (the “Renewal Meeting”), the Board of Trustees (the “Board”) of VanEck Vectors® ETF Trust (the “Trust”), including all of the Trustees that are not interested persons of the Trust (the “Independent Trustees”), approved the continuation of the investment management agreement between the Trust and Van Eck Absolute Return Advisers Corporation (the “Adviser”) (the “Investment Management Agreement”) with respect to the VanEck Vectors Real Asset Allocation ETF (the “Fund”).

The Board’s approval of the Investment Management Agreement was based on a comprehensive consideration of all of the information available to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered those factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors.

In preparation for the Renewal Meeting, the Trustees held a meeting on May 10, 2019. At that meeting, the Trustees discussed the information the Adviser and Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party data provider, had provided to them in advance. The information provided to the Trustees included, among other things, information about the performance and expenses of the Fund and the Fund’s peer funds (certain other exchange-traded funds (“ETFs”)), information about the advisory services provided to the Fund and the personnel providing those services, and the profitability and other benefits enjoyed by the Adviser and its affiliates as a result of the Adviser’s relationship with the Fund. In addition, as noted below, the Trustees reviewed certain performance information for the Fund which was not provided by Broadridge and which did not compare the Fund’s performance to the performance of its peer group. For these and other reasons, the Trustees noted that the peer group performance information did not necessarily provide meaningful direct comparisons to the Fund.

The Independent Trustees’ consideration of the Investment Management Agreement was based, in part, on their review of information obtained through discussions with the Adviser at the Renewal Meeting and with the Adviser at the May 10, 2019 meeting regarding the management of the Fund and information obtained at other meetings of the Trustees and/or based on their review of the materials provided by the Adviser, including the background and experience of the portfolio managers and others involved in the management and administration of the Fund. The Trustees also considered the terms of, and scope of services that the Adviser provides under, the Investment Management Agreement, including the Adviser’s commitment to waive certain fees and/or pay expenses of the Fund to the extent necessary to prevent the operating expenses of the Fund from exceeding agreed upon limits for a period of time.

The Trustees also considered information relating to the financial condition of the Adviser and the current status, as they understood it, of the Adviser’s compliance environment.

As noted above, the Trustees were also provided various data from Broadridge comparing the Fund’s expenses and performance to that of certain other ETFs. The Trustees noted that the information provided showed that the Fund had management fees below the average and equal to the median of its peer group of funds. The Trustees also noted that the information provided showed that the Fund had a total expense ratio greater than the average and median of its peer group of funds. The Trustees reviewed the amount by which the Fund’s total expense ratio exceeded the average and median of its peer group and information provided by the Adviser providing context for these comparisons. The Trustees concluded, in light of this information and the other information available to them, that the fees paid by the Fund were reasonable in light of the performance of the Fund and the quality of services received.

The Trustees also considered the benefits, other than the fees under the Investment Management Agreement, received by the Adviser from serving as adviser to the Fund.

The Trustees also considered information provided by the Adviser about the overall profitability of the Adviser and the fact that the Adviser did not earn any profits from managing the Fund. The Trustees reviewed the Fund’s asset size,

47

VANECK VECTORS ETF TRUST

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

September 30, 2019 (unaudited) (continued)

expense ratio and expense cap and noted that the Investment Management Agreement does not include breakpoints in the advisory fee rates as asset levels in the Fund increase. The Trustees considered the volatility of the asset classes in which the Fund invests, potential variability in the net assets of the Fund and the sustainability of any potential economies of scale which may exist given where fees are currently set. The Trustees also evaluated the extent to which management fees for the Fund effectively incorporate the benefits of economies of scale. The Trustees noted that the Adviser has capped expenses on the Fund since its inception. Based on the foregoing and the other information available to them, the Trustees determined that the advisory fee rate for the Fund is reasonable and appropriate in relation to the current asset size of the Fund and the other factors discussed above and that the advisory fee rate for the Fund currently reflects an appropriate sharing with shareholders of any economies of scale which may exist.

The Independent Trustees were advised by and met in executive session with their independent counsel at the Renewal Meeting and at their May 10, 2019 meeting as part of their consideration of the Investment Management Agreement.

In voting to approve the continuation of the Investment Management Agreement, the Trustees, including the Independent Trustees, concluded that the terms of the Investment Management Agreement are reasonable and fair in light of the services to be performed, expenses to be incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment. The Trustees further concluded that the Investment Management Agreement is in the best interest of the Fund and the Fund’s shareholders.

48

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the respective Fund’s prospectus and summary prospectus, which includes more complete information. Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, charges and expenses of the Fund carefully before investing. To obtain a prospectus and summary prospectus, which contains this and other information, call 800.826.2333 or visit vaneck.com. Please read the prospectus and summary prospectus carefully before investing.

Additional information about the VanEck Vectors ETF Trust’s (the “Trust”) Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at https://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. The Trust’s Form N-PORT filings are available on the Commission’s website at https://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
	666 Third Avenue, New York, NY 10017
	vaneck.com
Account Assistance:	800.826.2333	STRATAR

Item 2. CODE OF ETHICS.

(a)  The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)  The Registrant's code of ethics is reasonably described in this Form N-CSR.

(c)  The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)  The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)  Not applicable.

(f)  The Registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     The Registrant's Board of Trustees has determined that David Chow, R.
     Alastair Short, Peter Sidebottom and Richard Stamberger, members of the Audit and
     Governance Committees, are "audit committee financial experts" and
     "independent" as such terms are defined in the instructions to Form N-CSR
     Item 3(a)(2).

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     The principal accountant fees disclosed in Item 4(a), 4(b), 4(c), 4(d) and
     4(g) are for the Funds of the Registrant for which the fiscal year end is
     September 30.

(a)  Audit Fees. The aggregate Audit Fees of Ernst & Young for professional services billed for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal years ended September 30, 2019 and
     September 30, 2018, were $326,740 and $281,240 respectively.

(b)  Audit-Related Fees. Not applicable.

(c)  Tax Fees. The aggregate Tax Fees of Ernst & Young for professional services billed for the review of Federal, state and excise tax returns and other tax compliance consultations for the fiscal years ended
     September 30, 2019 and September 30, 2018, were $306,528 and $267,089 respectively.

(d)  All Other Fees

     None.

(e)  The Audit Committee will pre-approve all audit and non-audit services, to be provided to the Fund, by the independent accountants as required by
     Section 10A of the Securities Exchange Act of 1934. The Audit Committee
     has authorized the Chairman of the Audit Committee to approve, between meeting dates, appropriate non-audit services.

     The Audit Committee after considering all factors, including a review of independence issues, will recommend to the Board of Trustees the independent auditors to be selected to audit the financial statements of the Funds.

(f)  Not applicable.

(g)  Not applicable.

(h)  Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     The Registrant's Board has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A))
     consisting of four Independent Trustees. Messrs. Chow, Short, Sidebottom and Stamberger currently serve as members of the Audit Committee. Mr. Short is the Chairman of the Audit Committee.

Item 6. SCHEDULE OF INVESTMENTS.

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     None.

Item 11. CONTROLS AND PROCEDURES.

(a)  The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the
     Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR
     270.30a-3 (c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and
     Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b)  There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR
     270.30a(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT
         COMPANIES.

     Not applicable.

Item 13. EXHIBITS.

(a)(1) The code of ethics is attached as EX-99.CODE ETH

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) VANECK VECTORS ETF TRUST

By (Signature and Title) /s/ John J. Crimmins, Treasurer and CFO
                         ---------------------------------------
Date December 9, 2019
     ----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Jan F. van Eck, CEO
                        --------------------------
Date December 9, 2019
     ----------------

By (Signature and Title)  /s/ John J. Crimmins, Treasurer and CFO
                        ------------------------------------------

Date December 9, 2019
     ----------------